Fidelity® Variable Insurance Products:

Growth & Income Portfolio

Semiannual Report

June 30, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past six months.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Summary	<Click Here>	A summary of the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

Investors hoping for a U.S. economic and stock market recovery in 2002 got what they were looking for, but only during the first quarter of the year. A dismal second quarter wiped out the U.S. stock markets' gains, pushing a number of equity benchmarks below their post-September 11 lows. The pace of the economic recovery also stalled, further impeding any upward momentum for stock prices. The primary culprit behind the markets' downfall during the overall six-month period ending June 30, 2002, was the lack of faith in Corporate America's balance sheets. High-profile accounting scandals shook investors' confidence, which was already tenuous due to worries about terrorism, earnings shortfalls and layoffs. Of the seven major domestic market sectors tracked by Goldman Sachs, only one - natural resources - had a positive return. Technology, utilities and health care all had double-digit losses. International equities were more immune to the troubles that plagued the U.S., and generally fared better as a result. Japan, Asia-Pacific and emerging-markets stocks were among the best performers in the first half of the year, including South Korea, despite posting one of the worst second-quarter stock market performances in the world. On the fixed-income side, U.S. investment-grade bonds offered steady single-digit gains, but a weaker U.S. dollar led to better returns for government bonds of international developed nations.

U.S. Stock Markets

From Enron to ImClone to WorldCom, a series of alleged fraudulent accounting practices and other questionable activities rocked investors' trust in the integrity of corporate governance during the past six months. As a result, money flowed out of equities as fast as reports of new scandals poured in. With all eyes focused on balance sheets and bookkeeping, it seemed many failed to notice the positive reports coming from the economic front. First quarter GDP - gross domestic product - was surprisingly strong; productivity soared to levels not reached in years; consumer spending continued to be resilient; and the Federal Reserve Board bypassed several opportunities to raise interest rates, leaving them at 40-year lows. Unfortunately, pessimism overwhelmed optimism and left the equity markets with negative returns for the first half of 2002. The blue-chip bellwether Dow Jones Industrial AverageSM, which at one point dipped below the 9,000-point level, fell 6.90% for the six-month period. The tech- and telecom-heavy NASDAQ Composite® Index declined 24.85%, its worst first half since 1974, and the large-cap weighted Standard & Poor's 500SM Index suffered a loss of 13.16%.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia and Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 1.46% during the past six months, a much better showing than most American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P®/TSX Composite Index had a return of -1.65%. Japan did surprisingly well considering the nation's recent economic woes. The Tokyo Stock Exchange Stock Price Index (TOPIX), a broad measure of the Japanese stock market, rose 9.14%. Meanwhile, the MSCI Emerging Markets Free Index, a gauge of emerging-markets equity performance, shrugged off a weak second quarter to gain 2.07% for the overall six-month period.

U.S. Bond Markets

After a slow start, investment-grade bonds surged forward later in the six-month period. In that time, the Lehman Brothers® Aggregate Bond Index - a proxy for taxable-bond performance - returned 3.79%. Mortgage securities were the best performers in the taxable-bond market, returning 4.51% according to the Lehman Brothers Mortgage-Backed Securities Index. Mortgages benefited when a drop in refinancing activity led to lower volatility and more predictable cash flows. Growing demand for higher-yielding, less interest rate sensitive alternatives to Treasuries paced the return of agency bonds, as the Lehman Brothers U.S. Agency Index gained 4.08%. Corporate bonds, however, struggled with bankruptcies and credit downgrades, and the Lehman Brothers Credit Bond Index advanced only 2.63%, compared to a 3.61% return for the Lehman Brothers Treasury Index. The high-yield bond market faced numerous difficulties, culminating in the second quarter, when the Merrill Lynch High Yield Master II Index - a proxy of the overall high-yield bond market - posted its worst quarterly performance ever. The index lost 5.37% for the overall six-month period.

Foreign Bond Markets

For the past several years, a strong U.S. dollar tempered the performance of government bonds elsewhere in the world. But that situation showed signs of reversing during the past six months, as the dollar, after reaching a 15-year high in February on a trade-weighted basis versus foreign currencies, fell slowly but steadily through the remainder of the period. In response, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - jumped 11.84% during the past six months. That return was more than three times higher than the Lehman Brothers Government Bond Index, a proxy for U.S. government bond performance, which returned 3.78%. Emerging-markets debt, one of the strongest performing asset classes entering the period, carried that momentum through the first quarter of 2002. However, a flat return in April, followed by a disappointing May and June, ate away much of the emerging markets' six-month gains. Still, the J.P. Morgan Emerging Markets Bond Index Global - which measures the debt performance of more than 30 emerging-markets nations - had a positive return for the period, up 0.91%.

Semiannual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended June 30, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Growth & Income - Initial Class	-16.81%	3.74%	6.04%
S&P 500®	-17.99%	3.66%	6.56%
Variable Annuity Growth & Income Funds Average	-14.17%	3.49%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity growth & income funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 93 variable annuities. These benchmarks include reinvested dividends and capital gains, if any. Lipper has created additional comparison categories that group variable annuities according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed under the $10,000 chart on this page.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 31, 1996.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth & Income Portfolio - Initial Class on December 31, 1996, when the fund started. As the chart shows, by June 30, 2002, the value of the investment would have grown to $13,806 - a 38.06% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $14,186 - a 41.86% increase.

The Lipper variable annuity large-cap core funds average reflects the performance of variable annuities with similar portfolio characteristics and capitalization. The variable annuity large-cap supergroup average reflects the performance of variable annuities with similar capitalization. As of June 30, 2002, the one year and five year average annual total returns for the variable annuity large-cap core were -19.09% and 1.96%, respectively. The one year and five year average annual total returns for the variable annuity large-cap supergroup average were -20.84% and 2.01%, respectively.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended June 30, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Growth & Income - Service Class	-16.89%	3.61%	5.92%
S&P 500®	-17.99%	3.66%	6.56%
Variable Annuity Growth & Income Funds Average	-14.17%	3.49%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity growth & income funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 255 variable annuities. These benchmarks include reinvested dividends and capital gains, if any. Lipper has created additional comparison categories that group variable annuities according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed under the $10,000 chart on this page.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 31, 1996.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class on December 31, 1996, when the fund started. As the chart shows, by June 30, 2002, the value of the investment would have grown to $13,722 - a 37.22% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $14,186 - a 41.86% increase.

The Lipper variable annuity large-cap core funds average reflects the performance of variable annuities with similar portfolio characteristics and capitalization. The variable annuity large-cap supergroup average reflects the performance of variable annuities with similar capitalization. As of June 30, 2002, the one year and five year average annual total returns for the variable annuity large-cap core were -19.09% and 1.96%, respectively. The one year and five year average annual total returns for the variable annuity large-cap supergroup average were -20.84% and 2.01%, respectively.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended June 30, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Growth & Income - Service Class 2	-17.04%	3.52%	5.83%
S&P 500®	-17.99%	3.66%	6.56%
Variable Annuity Growth & Income Funds Average	-14.17%	3.49%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity growth & income funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 255 variable annuities. These benchmarks include reinvested dividends and capital gains, if any. Lipper has created additional comparison categories that group variable annuities according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed under the $10,000 chart on this page.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 31, 1996.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class 2 on December 31, 1996, when the fund started. As the chart shows, by June 30, 2002, the value of the investment would have grown to $13,659 - a 36.59% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $14,186 - a 41.86% increase.

The Lipper variable annuity large-cap core funds average reflects the performance of variable annuities with similar portfolio characteristics and capitalization. The variable annuity large-cap supergroup average reflects the performance of variable annuities with similar capitalization. As of June 30, 2002, the one year and five year average annual total returns for the variable annuity large-cap core were -19.09% and 1.96%, respectively. The one year and five year average annual total returns for the variable annuity large-cap supergroup average were -20.84% and 2.01%, respectively.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Louis Salemy, Portfolio Manager of Growth & Income Portfolio

Q. How did the fund perform, Louis?

A. For the six months that ended June 30, 2002, the fund lagged both the Standard & Poor's 500 Index and the variable annuity growth & income funds average tracked by Lipper Inc., which returned -13.16% and -10.01%, respectively. For the one-year period that ended June 30, 2002, the fund beat the S&P 500® index, which declined 17.99%, but trailed the Lipper average, which fell 14.17%.

Q. What accounted for the fund's performance versus its index during the past six months?

A. While being conservative helped in an uncertain market environment, poor stock picking slightly hampered our relative performance. The fund lost ground by investing in two companies, Tyco International and Adelphia Communications - both of which the fund no longer holds - that were racked by accounting scandals and credit-quality downgrades. Concerns about corporate governance also overwhelmed our holdings in advertising conglomerate Omnicom. On a sector level, the fund's fairly aggressive positioning in financial stocks hurt results. Here, we emphasized cyclically sensitive brokerage firms - including Merrill Lynch and Morgan Stanley - and other transaction-oriented companies, which all stood to benefit from a potential economic rebound and a pickup in merger and acquisition activity. Given how well these companies managed expenses during the slowdown, I believed a snap back in equity valuations and transaction volumes would result in even higher revenues and earnings. Unfortunately, we were early, and persistently weak capital markets activity plagued these stocks.

Q. How did some of your other key strategies influence performance?

A. The fund remained underweighted in banks based on my concerns about credit quality and lower net interest margins due to potential yield-curve flattening. This strategy failed, however, as banks continued to benefit from last year's sharply declining interest rates. In the biotechnology industry, our holdings in Amgen offset some of what we gained from otherwise underweighting a group that stumbled on numerous disappointments with high-profile drugs. Finally, stock selection in telecommunication services also detracted, particularly our holdings in beleaguered wireless providers such as Nextel. On the upside, shying away from technology stocks provided a relative boost versus the index. The fund was helped by my decision to reduce its tech weighting based on my cautious growth outlook for a sector vulnerable to further declines. I felt that the earnings expectations and valuations of tech hardware firms were still too high given further deterioration in capital spending and the absence of any major breakthrough technologies to drive another growth wave. Not owning companies such as Intel and IBM, which were hurt as the market rotated away from large-cap growth stocks, further benefited the fund. However, the stocks I felt could benefit from a PC upgrade cycle, such as Microsoft, generally dampened performance.

Q. What other moves worked out favorably for the fund?

A. The fund's stake in defensive, stable-growth stocks paid off. While it was tough to find many quality companies that were attractively priced and had good earnings growth, I was successful in consumer staples with Gillette and Walgreen, and such specialty retailers as Hollywood Entertainment. The fund benefited from my decision to further emphasize these names, as well as steady growing defensive financials such as Freddie Mac and Fannie Mae, which served as a hedge against my more "offensive" positioning in the brokerage houses. Overweighting defense contractors such as Lockheed Martin also aided performance, as these stocks rode a sustained up-cycle in U.S. defense spending. Finally, trimming some cyclical positions to take profits during the spring increased the fund's cash weighting, which, given the weak equity market, helped performance. Despite the fact that we remained within striking distance of the index during the period, it was a struggle keeping pace with the fund's average Lipper peer, which tended to be more conservatively positioned than we were and more heavily exposed to strong-performing traditional cyclical stocks.

Q. What's your outlook for the coming months, Louis?

A. I remain cautious, as I feel the earnings recovery that many investors are expecting in the second half of 2002 is unlikely to occur. That said, I'll continue to toe the line between offense and defense, looking for companies on both sides with strong earnings growth and attractive relative valuations.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks a high total return through a combination of current income and capital appreciation

Start date: December 31, 1996

Size: as of June 30, 2002, more than $1.0 billion

Manager: Louis Salemy, since 1998; joined Fidelity in 1992

3

Semiannual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Investment Summary

Top Five Stocks as of June 30, 2002
% of fund's net assets
Morgan Stanley	5.3
Microsoft Corp.	4.8
Gillette Co.	4.5
BellSouth Corp.	4.1
Freddie Mac	3.6
22.3
Top Five Market Sectors as of June 30, 2002
% of fund's net assets
Financials	18.9
Consumer Discretionary	18.7
Consumer Staples	14.3
Telecommunication Services	7.8
Industrials	6.9
Asset Allocation as of June 30, 2002
% of fund's net assets *
Stocks and Equity Futures	81.8%
Bonds	3.1%
Short-Term Investments and Net Other Assets	15.1%

* Foreign investments	0.4%

Semiannual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Investments June 30, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 78.6%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 17.4%
Media - 7.7%
Comcast Corp. Class A (special) (a)	306,500	$ 7,306,960
E.W. Scripps Co. Class A	96,600	7,438,200
EchoStar Communications Corp. Class A (a)	1,543,200	28,641,792
Omnicom Group, Inc.	573,900	26,284,620
Pegasus Communications Corp. Class A (a)	1,415,100	1,033,023
Walt Disney Co.	695,300	13,141,170
		83,845,765
Multiline Retail - 5.4%
Kohls Corp. (a)	324,600	22,747,968
Wal-Mart Stores, Inc.	652,600	35,899,526
		58,647,494
Specialty Retail - 3.7%
Hollywood Entertainment Corp. (a)	505,800	10,459,944
Home Depot, Inc.	817,500	30,026,775
		40,486,719
Textiles Apparel & Luxury Goods - 0.6%
Liz Claiborne, Inc.	229,800	7,307,640
TOTAL CONSUMER DISCRETIONARY		190,287,618
CONSUMER STAPLES - 14.3%
Beverages - 1.7%
The Coca-Cola Co.	333,600	18,681,600
Food & Drug Retailing - 1.5%
Walgreen Co.	416,000	16,070,080
Food Products - 1.2%
McCormick & Co., Inc. (non-vtg.)	337,800	8,698,350
Unilever NV (NY Shares)	70,000	4,536,000
		13,234,350
Household Products - 2.3%
Colgate-Palmolive Co.	223,300	11,176,165
Kimberly-Clark Corp.	216,700	13,435,400
		24,611,565
Personal Products - 4.5%
Gillette Co.	1,451,600	49,165,692
Tobacco - 3.1%
Philip Morris Companies, Inc.	771,360	33,693,005
TOTAL CONSUMER STAPLES		155,456,292
ENERGY - 3.4%
Oil & Gas - 3.4%
Exxon Mobil Corp.	911,956	37,317,240

	Shares	Value (Note 1)
FINANCIALS - 18.9%
Banks - 2.0%
Bank One Corp.	164,800	$ 6,341,504
Wells Fargo & Co.	298,200	14,927,892
		21,269,396
Diversified Financials - 14.9%
Fannie Mae	482,700	35,599,125
Freddie Mac	634,632	38,839,478
Goldman Sachs Group, Inc.	64,800	4,753,080
Merrill Lynch & Co., Inc.	631,900	25,591,950
Morgan Stanley	1,332,800	57,417,024
		162,200,657
Insurance - 2.0%
American International Group, Inc.	324,805	22,161,445
TOTAL FINANCIALS		205,631,498
HEALTH CARE - 5.2%
Biotechnology - 1.5%
Amgen, Inc. (a)	394,900	16,538,412
Pharmaceuticals - 3.7%
Allergan, Inc.	117,000	7,809,750
Bristol-Myers Squibb Co.	102,500	2,634,250
Pfizer, Inc.	836,200	29,267,000
		39,711,000
TOTAL HEALTH CARE		56,249,412
INDUSTRIALS - 6.9%
Aerospace & Defense - 1.9%
Lockheed Martin Corp.	105,400	7,325,300
Northrop Grumman Corp.	75,000	9,375,000
United Technologies Corp.	55,200	3,748,080
		20,448,380
Airlines - 0.7%
Mesaba Holdings, Inc. (a)	421,100	2,471,857
Southwest Airlines Co.	297,400	4,805,984
		7,277,841
Building Products - 0.5%
American Standard Companies, Inc. (a)	74,100	5,564,910
Commercial Services & Supplies - 0.7%
Avery Dennison Corp.	63,700	3,997,175
First Data Corp.	104,000	3,868,800
		7,865,975
Industrial Conglomerates - 3.1%
General Electric Co.	1,184,000	34,395,200
TOTAL INDUSTRIALS		75,552,306
INFORMATION TECHNOLOGY - 5.9%
Communications Equipment - 1.1%
Cisco Systems, Inc. (a)	844,800	11,784,960
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - 4.8%
Microsoft Corp. (a)	969,600	$ 53,037,120
TOTAL INFORMATION TECHNOLOGY		64,822,080
MATERIALS - 0.7%
Chemicals - 0.7%
E.I. du Pont de Nemours & Co.	162,300	7,206,120
Containers & Packaging - 0.0%
Ball Corp.	6	249
TOTAL MATERIALS		7,206,369
TELECOMMUNICATION SERVICES - 5.9%
Diversified Telecommunication Services - 5.2%
BellSouth Corp.	1,425,300	44,896,950
Qwest Communications International, Inc.	209,800	587,440
SBC Communications, Inc.	387,930	11,831,865
		57,316,255
Wireless Telecommunication Services - 0.7%
Nextel Communications, Inc. Class A (a)	2,259,700	7,253,637
TOTAL TELECOMMUNICATION SERVICES		64,569,892
TOTAL COMMON STOCKS (Cost $964,201,117)		857,092,707
Nonconvertible Preferred Stocks - 0.1%

TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. Series E, $111.25 pay-in-kind (Cost $1,610,680)	3,263	750,490
Corporate Bonds - 3.1%
Ratings (unaudited) (e)		Principal Amount
Convertible Bonds - 1.3%
CONSUMER DISCRETIONARY - 1.3%
Media - 1.3%
EchoStar Communications Corp.:
5.75% 5/15/08 (d)	Caa1	$ 18,830,000	13,840,050
5.75% 5/15/08	Caa1	300,000	220,500
			14,060,550

Ratings (unaudited) (e)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - 1.8%
TELECOMMUNICATION SERVICES - 1.8%
Wireless Telecommunication Services - 1.8%
Nextel Communications, Inc.:
0% 10/31/07 (c)	B3	$ 6,200,000	$ 3,224,000
9.375% 11/15/09	B3	13,890,000	6,945,000
9.5% 2/1/11	B3	19,790,000	9,598,150
			19,767,150
TOTAL CORPORATE BONDS (Cost $48,561,201)			33,827,700
U.S. Treasury Obligations - 0.2%

U.S. Treasury Bills, yield at date of purchase 1.77% 7/5/02 (f) (Cost $2,499,387)	-	2,500,000	2,499,533
Money Market Funds - 18.1%
	Shares
Fidelity Cash Central Fund, 1.89% (b) (Cost $197,789,224)	197,789,224	197,789,224
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $1,214,661,609)		1,091,959,654
NET OTHER ASSETS - (0.1)%		(1,476,154)
NET ASSETS - 100%		$ 1,090,483,500
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
138 S&P 500 Index Contracts	Sept. 2002	$ 34,158,450	$ (233,068)
The face value of futures purchased as a percentage of net assets - 3.1%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $13,840,050 or 1.3% of net assets.

(e) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of the securities pledged amounted to $2,499,533.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $227,929,606 and $250,196,483, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $14,840 for the period.
Income Tax Information

At June 30, 2002, the aggregate cost of investment securities for income tax purposes was $1,227,508,145. Net unrealized depreciation aggregated $135,548,491, of which $85,962,283 related to appreciated investment securities and $221,510,774 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $49,149,000 all of which will expire on December 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	June 30, 2002 (Unaudited)
Assets
Investment in securities, at value (cost $1,214,661,609) - See accompanying schedule		$ 1,091,959,654
Receivable for investments sold		2,599,266
Receivable for fund shares sold		459,668
Dividends receivable		993,571
Interest receivable		1,429,451
Other receivables		17
Total assets		1,097,441,627
Liabilities
Payable for investments purchased	$ 5,051,249
Payable for fund shares redeemed	1,279,383
Accrued management fee	453,831
Distribution fees payable	44,624
Payable for daily variation on futures contracts	65,550
Other payables and accrued expenses	63,490
Total liabilities		6,958,127
Net Assets		$ 1,090,483,500
Net Assets consist of:
Paid in capital		$ 1,315,799,057
Undistributed net investment income		6,992,345
Accumulated undistributed net realized gain (loss) on investments		(109,374,880)
Net unrealized appreciation (depreciation) on investments		(122,933,022)
Net Assets		$ 1,090,483,500
Initial Class: Net Asset Value, offering price and redemption price per share ($725,394,823 ÷ 64,675,374 shares)		$ 11.22
Service Class: Net Asset Value, offering price and redemption price per share ($257,679,145 ÷ 23,097,997 shares)		$ 11.16
Service Class 2: Net Asset Value, offering price and redemption price per share ($107,409,532 ÷ 9,682,254 shares)		$ 11.09

Statement of Operations

	Six months ended June 30, 2002 (Unaudited)
Investment Income
Dividends		$ 6,144,618
Interest		4,635,632
Security lending		4,636
Total income		10,784,886
Expenses
Management fee	$ 2,919,826
Transfer agent fees	413,475
Distribution fees	259,334
Accounting and security lending fees	148,834
Non-interested trustees' compensation	2,057
Custodian fees and expenses	9,200
Audit	15,568
Legal	9,363
Miscellaneous	12,689
Total expenses before reductions	3,790,346
Expense reductions	(70,428)	3,719,918
Net investment income (loss)		7,064,968
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(49,991,442)
Futures contracts	(4,319,262)
Total net realized gain (loss)		(54,310,704)
Change in net unrealized appreciation (depreciation) on: Investment securities	(129,031,262)
Futures contracts	(1,298,290)
Total change in net unrealized appreciation (depreciation)		(130,329,552)
Net gain (loss)		(184,640,256)
Net increase (decrease) in net assets resulting from operations		$ (177,575,288)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended June 30, 2002 (Unaudited)	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,064,968	$ 15,617,953
Net realized gain (loss)	(54,310,704)	(55,343,155)
Change in net unrealized appreciation (depreciation)	(130,329,552)	(73,235,701)
Net increase (decrease) in net assets resulting from operations	(177,575,288)	(112,960,903)
Distributions to shareholders from net investment income	(15,060,404)	(15,500,793)
Distributions to shareholders from net realized gain	-	(50,237,278)
Total distributions	(15,060,404)	(65,738,071)
Share transactions - net increase (decrease)	32,329,439	192,076,906
Total increase (decrease) in net assets	(160,306,253)	13,377,932
Net Assets
Beginning of period	1,250,789,753	1,237,411,821
End of period (including undistributed net investment income of $6,992,345 and undistributed net investment income of $15,180,119, respectively)	$ 1,090,483,500	$ 1,250,789,753
Other Information:
Share Transactions	Six months ended June 30, 2002 (Unaudited)
Shares	Initial Class	Service Class	Service Class 2
Sold	2,896,236	2,129,395	4,225,262
Reinvested	858,112	262,919	83,941
Redeemed	(6,802,617)	(730,542)	(461,808)
Net increase (decrease)	(3,048,269)	1,661,772	3,847,395
Dollars
Sold	$ 36,782,827	$ 26,740,791	$ 52,364,642
Reinvested	10,743,568	3,275,965	1,040,871
Redeemed	(84,175,765)	(8,805,731)	(5,637,729)
Net increase (decrease)	$ (36,649,370)	$ 21,211,025	$ 47,767,784

	Year ended December 31, 2001
Shares	Initial Class	Service Class	Service Class 2
Sold	8,754,467	7,628,976	5,096,985
Reinvested	3,712,724	812,593	60,117
Redeemed	(11,004,137)	(1,028,965)	(181,025)
Net increase (decrease)	1,463,054	7,412,604	4,976,077
Dollars
Sold	$ 118,081,480	$ 102,324,030	$ 66,757,918
Reinvested	53,277,595	11,603,819	856,657
Redeemed	(145,071,678)	(13,471,861)	(2,281,054)
Net increase (decrease)	$ 26,287,397	$ 100,455,988	$ 65,333,521

Distributions	Six months ended June 30, 2002 (Unaudited)
	Initial Class	Service Class	Service Class 2
From net investment income	$ 10,743,568	$ 3,275,965	$ 1,040,871
From net realized gain	-	-	-
Total	$ 10,743,568	$ 3,275,965	$ 1,040,871

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 12,653,429	$ 2,643,908	$ 203,456
From net realized gain	40,624,166	8,959,911	653,201
Total	$ 53,277,595	$ 11,603,819	$ 856,657

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2002	Years ended December 31,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 13.19	$ 15.26	$ 17.30	$ 16.15	$ 12.53	$ 9.90
Income from Investment Operations
Net investment income (loss) E	.08	.18	.20	.18	.15	.13
Net realized and unrealized gain (loss)	(1.89)	(1.45)	(.81)	1.27	3.54	2.84
Total from investment operations	(1.81)	(1.27)	(.61)	1.45	3.69	2.97
Distributions from net investment income	(.16)	(.19)	(.19)	(.10)	-	(.08)
Distributions from net realized gain	-	(.61)	(1.24)	(.20)	(.07)	(.26)
Total distributions	(.16)	(.80)	(1.43)	(.30)	(.07)	(.34)
Net asset value, end of period	$ 11.22	$ 13.19	$ 15.26	$ 17.30	$ 16.15	$ 12.53
Total ReturnB, C, D	(13.85)%	(8.75)%	(3.62)%	9.17%	29.59%	30.09%
Ratios to Average Net AssetsF
Expenses before expense reductions	.58%A	.58%	.58%	.60%	.61%	.70%
Expenses net of voluntary waivers, if any	.58%A	.58%	.58%	.60%	.61%	.70%
Expenses net of all reductions	.57%A	.56%	.57%	.59%	.60%	.70%
Net investment income (loss)	1.20%A	1.34%	1.26%	1.08%	1.08%	1.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 725,395	$ 893,359	$ 1,011,393	$ 1,259,396	$ 1,141,806	$ 345,287
Portfolio turnover rate	44%A	58%	72%	58%	66%	81%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

	Six months ended June 30, 2002	Years ended December 31,
	(Unaudited)	2001	2000	1999	1998	1997F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.12	$ 15.19	$ 17.24	$ 16.11	$ 12.53	$ 12.35
Income from Investment Operations
Net investment income (loss) E	.07	.16	.18	.16	.15	.03
Net realized and unrealized gain (loss)	(1.88)	(1.44)	(.80)	1.27	3.50	.49
Total from investment operations	(1.81)	(1.28)	(.62)	1.43	3.65	.52
Distributions from net investment income	(.15)	(.18)	(.19)	(.10)	-	(.08)
Distributions from net realized gain	-	(.61)	(1.24)	(.20)	(.07)	(.26)
Total distributions	(.15)	(.79)	(1.43)	(.30)	(.07)	(.34)
Net asset value, end of period	$ 11.16	$ 13.12	$ 15.19	$ 17.24	$ 16.11	$ 12.53
Total ReturnB, C, D	(13.92)%	(8.85)%	(3.69)%	9.06%	29.27%	4.29%
Ratios to Average Net AssetsG
Expenses before expense reductions	.68%A	.68%	.69%	.70%	.71%	.81%A
Expenses net of voluntary waivers, if any	.68%A	.68%	.69%	.70%	.71%	.80%A
Expenses net of all reductions	.67%A	.66%	.68%	.69%	.70%	.80%A
Net investment income (loss)	1.10%A	1.24%	1.16%	.98%	1.05%	1.24%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 257,679	$ 281,194	$ 212,994	$ 95,600	$ 18,375	$ 10
Portfolio turnover rate	44%A	58%	72%	58%	66%	81%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

	Six months ended June 30, 2002	Years ended December 31,
	(Unaudited)	2001	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.07	$ 15.17	$ 16.94
Income from Investment Operations
Net investment income (loss) E	.06	.14	.15
Net realized and unrealized gain (loss)	(1.88)	(1.44)	(.49)
Total from investment operations	(1.82)	(1.30)	(.34)
Distributions from net investment income	(.16)	(.19)	(.19)
Distributions from net realized gain	-	(.61)	(1.24)
Total distributions	(.16)	(.80)	(1.43)
Net asset value, end of period	$ 11.09	$ 13.07	$ 15.17
Total ReturnB, C, D	(14.05)%	(9.01)%	(2.11)%
Ratios to Average Net AssetsG
Expenses before expense reductions	.84%A	.84%	.85%A
Expenses net of voluntary waivers, if any	.84%A	.84%	.85%A
Expenses net of all reductions	.83%A	.82%	.84%A
Net investment income (loss)	.95%A	1.08%	1.00%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 107,410	$ 76,237	$ 13,025
Portfolio turnover rate	44%A	58%	72%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Notes to Financial Statements

For the period ended June 30, 2002 (Unaudited)

1. Significant Accounting Policies.

Growth & Income Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products: Growth & Income Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are readily available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales price if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .20% of the fund's average net assets and a group fee rate that averaged ..28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .48% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 140,519
Service Class 2	118,815
$ 259,334

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annualized rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 283,076
Service Class	94,758
Service Class 2	35,641
$ 413,475

Growth & Income Portfolio

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,649,845 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $69,488 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $940.

8. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the owners of record of 30% of the total outstanding shares of the fund. In addition, three unaffiliated insurance companies were the owners of record of 49% of the total outstanding shares of the fund.

Semiannual Report

Semiannual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPGI-SANN-0802 157809
1.705698.104

Fidelity® Variable Insurance Products:

Aggressive Growth Portfolio

Semiannual Report

June 30, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past six months.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Summary	<Click Here>	A summary of the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Semiannual Report

Market Environment

Investors hoping for a U.S. economic and stock market recovery in 2002 got what they were looking for, but only during the first quarter of the year. A dismal second quarter wiped out the U.S. stock markets' gains, pushing a number of equity benchmarks below their post-September 11 lows. The pace of the economic recovery also stalled, further impeding any upward momentum for stock prices. The primary culprit behind the markets' downfall during the overall six-month period ending June 30, 2002, was the lack of faith in Corporate America's balance sheets. High-profile accounting scandals shook investors' confidence, which was already tenuous due to worries about terrorism, earnings shortfalls and layoffs. Of the seven major domestic market sectors tracked by Goldman Sachs, only one - natural resources - had a positive return. Technology, utilities and health care all had double-digit losses. International equities were more immune to the troubles that plagued the U.S., and generally fared better as a result. Japan, Asia-Pacific and emerging-markets stocks were among the best performers in the first half of the year, including South Korea, despite posting one of the worst second-quarter stock market performances in the world. On the fixed-income side, U.S. investment-grade bonds offered steady single-digit gains, but a weaker U.S. dollar led to better returns for government bonds of international developed nations.

U.S. Stock Markets

From Enron to ImClone to WorldCom, a series of alleged fraudulent accounting practices and other questionable activities rocked investors' trust in the integrity of corporate governance during the past six months. As a result, money flowed out of equities as fast as reports of new scandals poured in. With all eyes focused on balance sheets and bookkeeping, it seemed many failed to notice the positive reports coming from the economic front. First quarter GDP - gross domestic product - was surprisingly strong; productivity soared to levels not reached in years; consumer spending continued to be resilient; and the Federal Reserve Board bypassed several opportunities to raise interest rates, leaving them at 40-year lows. Unfortunately, pessimism overwhelmed optimism and left the equity markets with negative returns for the first half of 2002. The blue-chip bellwether Dow Jones Industrial AverageSM, which at one point dipped below the 9,000-point level, fell 6.90% for the six-month period. The tech- and telecom-heavy NASDAQ Composite® Index declined 24.85%, its worst first half since 1974, and the large-cap weighted Standard & Poor's 500SM Index suffered a loss of 13.16%.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia and Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 1.46% during the past six months, a much better showing than most American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P®/TSX Composite Index had a return of -1.65%. Japan did surprisingly well considering the nation's recent economic woes. The Tokyo Stock Exchange Stock Price Index (TOPIX), a broad measure of the Japanese stock market, rose 9.14%. Meanwhile, the MSCI Emerging Markets Free Index, a gauge of emerging-markets equity performance, shrugged off a weak second quarter to gain 2.07% for the overall six-month period.

U.S. Bond Markets

After a slow start, investment-grade bonds surged forward later in the six-month period. In that time, the Lehman Brothers® Aggregate Bond Index - a proxy for taxable-bond performance - returned 3.79%. Mortgage securities were the best performers in the taxable-bond market, returning 4.51% according to the Lehman Brothers Mortgage-Backed Securities Index. Mortgages benefited when a drop in refinancing activity led to lower volatility and more predictable cash flows. Growing demand for higher-yielding, less interest rate sensitive alternatives to Treasuries paced the return of agency bonds, as the Lehman Brothers U.S. Agency Index gained 4.08%. Corporate bonds, however, struggled with bankruptcies and credit downgrades, and the Lehman Brothers Credit Bond Index advanced only 2.63%, compared to a 3.61% return for the Lehman Brothers Treasury Index. The high-yield bond market faced numerous difficulties, culminating in the second quarter, when the Merrill Lynch High Yield Master II Index - a proxy of the overall high-yield bond market - posted its worst quarterly performance ever. The index lost 5.37% for the overall six-month period.

Foreign Bond Markets

For the past several years, a strong U.S. dollar tempered the performance of government bonds elsewhere in the world. But that situation showed signs of reversing during the past six months, as the dollar, after reaching a 15-year high in February on a trade-weighted basis versus foreign currencies, fell slowly but steadily through the remainder of the period. In response, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - jumped 11.84% during the past six months. That return was more than three times higher than the Lehman Brothers Government Bond Index, a proxy for U.S. government bond performance, which returned 3.78%. Emerging-markets debt, one of the strongest performing asset classes entering the period, carried that momentum through the first quarter of 2002. However, a flat return in April, followed by a disappointing May and June, ate away much of the emerging markets' six-month gains. Still, the J.P. Morgan Emerging Markets Bond Index Global - which measures the debt performance of more than 30 emerging-markets nations - had a positive return for the period, up 0.91%.

Semiannual Report

Fidelity Variable Insurance Products: Aggressive Growth Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2002	Past 1 year	Life of fund
Fidelity® VIP: Aggressive Growth - Initial Class	-25.85%	-21.25%
Russell Midcap ® Growth	-26.34%	-25.59%
Variable Annuity Mid-Cap Funds Average	-18.38%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell Midcap ® Growth Index - a market capitalization-weighted index of medium-capitalization growth-oriented stocks of U.S. companies. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity mid-cap funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 143 variable annuities. These benchmarks include reinvested dividends and capital gains, if any. Lipper has created additional comparison categories that group variable annuities according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed under the $10,000 chart on this page.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, December 27, 2000.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Aggressive Growth Portfolio - Initial Class on December 27, 2000, when the fund started. As the chart shows, by June 30, 2002, the value of the investment would have been $6,977 - a 30.23% decrease on the initial investment. For comparison, look at how the Russell Midcap® Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $6,405 - a 35.95% decrease.

The LipperSM variable annuity mid-cap growth funds average reflects the performance of variable annuities with similar portfolio characteristics and capitalization. The variable annuity mid-cap supergroup average reflects the performance of variable annuities with similar capitalization. As of June 30, 2002, the one year average annual total return for the variable annuity mid-cap growth funds average was -28.33%. The one year average annual total returns for the variable annuity mid-cap supergroup average was -15.49%.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Variable Insurance Products: Aggressive Growth Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Performance for Service Class shares reflects an asset-based service fee (12b-1 fee). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2002	Past 1 year	Life of fund
Fidelity® VIP: Aggressive Growth - Service Class	-25.66%	-20.95%
Russell Midcap ® Growth	-26.34%	-25.59%
Variable Annuity Mid-Cap Funds Average	-18.38%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell Midcap ® Growth Index - a market capitalization-weighted index of medium-capitalization growth-oriented stocks of U.S. companies. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity mid-cap funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 143 variable annuities. These benchmarks include reinvested dividends and capital gains, if any. Lipper has created additional comparison categories that group variable annuities according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed under the $10,000 chart on this page.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, December 27, 2000.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Aggressive Growth Portfolio - Service Class on December 27, 2000, when the fund started. As the chart shows, by June 30, 2002, the value of the investment would have been $7,017 - a 29.83% decrease on the initial investment. For comparison, look at how the Russell Midcap® Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $6,405 - a 35.95% decrease.

The LipperSM variable annuity mid-cap growth funds average reflects the performance of variable annuities with similar portfolio characteristics and capitalization. The variable annuity mid-cap supergroup average reflects the performance of variable annuities with similar capitalization. As of June 30, 2002, the one year average annual total returns for the variable annuity mid-cap growth funds average was -28.33%. The one year average annual total returns for the variable annuity mid-cap supergroup average was -15.49%.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Variable Insurance Products: Aggressive Growth Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2002	Past 1 year	Life of fund
Fidelity® VIP: Aggressive Growth - Service Class 2	-26.01%	-21.48%
Russell Midcap ® Growth	-26.34%	-25.59%
Variable Annuity Mid-Cap Funds Average	-18.38%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell Midcap ® Growth Index - a market capitalization-weighted index of medium-capitalization growth-oriented stocks of U.S. companies. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity mid-cap funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 143 variable annuities. These benchmarks include reinvested dividends and capital gains, if any. Lipper has created additional comparison categories that group variable annuities according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed under the $10,000 chart on this page.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, December 27, 2000.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Aggressive Growth Portfolio - Service Class 2 on December 27, 2000, when the fund started. As the chart shows, by June 30, 2002, the value of the investment would have been $6,947 - a 30.53% decrease on the initial investment. For comparison, look at how the Russell Midcap® Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $6,405 - a 35.95% decrease.

The LipperSM variable annuity mid-cap growth funds average reflects the performance of variable annuities with similar portfolio characteristics and capitalization. The variable annuity mid-cap supergroup average average reflects the performance of variable annuities with similar capitalization. As of June 30, 2002, the one year average annual total returns for the variable annuity mid-cap growth funds average was -28.33%. The one year average annual total returns for the variable annuity mid-cap supergroup average was -15.49%.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Variable Insurance Products: Aggressive Growth Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Rajiv Kaul, Portfolio Manager of Aggressive Growth Portfolio

Q. How did the fund perform, Rajiv?

A. For the six-month period ending June 30, 2002, the fund outperformed the -19.70% return of the Russell Midcap Growth Index, while trailing the -13.06% mark posted by the variable annuity mid-cap funds average tracked by Lipper Inc. For the one-year period ending June 30, 2002, the fund performed about in line with the -26.34% return of the Russell index while lagging the -18.38% return of the Lipper average.

Q. What factors drove the fund's performance during the six-month period?

A. The fund benefited versus the Russell index from being underweighted in technology, which continued to be one of the market's weakest sectors. The year-end rally in 2001 proved to be driven by little more than wishful thinking, and when it became clear that information technology (IT) spending would not recover as quickly as investors had previously hoped, the technology sector sold off sharply. Another factor that contributed to our relative performance was good stock picking and timely trading in the sector. I was able to sell a number of tech positions early in the period, when companies reported better-than-expected earnings for the fourth quarter of 2001. Since I thought - correctly, as it turned out - that the good news on earnings was in most cases a temporary result of inventory restocking rather than a meaningful improvement in demand, I was able to liquidate or reduce positions in a number of stocks that proceeded to suffer steep declines for the remainder of the period. The fund typically underperforms the Lipper average during weak periods for growth stocks, such as the one we experienced during the past six months.

Q. Where did you invest in place of technology?

A. I overweighted health care stocks, primarily mid-cap pharmaceutical and biotechnology names that I felt had the most promising pipelines and strongest growth prospects. Although many of these stocks declined on an absolute basis during the period, their losses were more moderate than those experienced by the average technology stock. Still, overweighting these groups hurt our relative performance.

Q. Which holdings contributed the most to performance?

A. In the telecommunications infrastructure space, Redback Networks and Sonus Networks were two stocks I managed to sell in the wake of positive earnings momentum that I felt was unlikely to continue. Later in the period, I once again established a position in Redback when its valuation became attractive. Big Lots, the nation's largest closeout retailer, did well in part due to better-than-expected first-quarter earnings, while upscale retailer Saks firmed due to management's success in improving floor plans, selling off older inventory and reducing costs.

Q. Which stocks hurt performance?

A. Vitesse Semiconductor, a maker of semiconductors for telecommunications networking applications, was the biggest detractor. The company was forced to lower its earnings estimates for the remainder of fiscal 2002 and fiscal 2003, as some of its biggest customers are in the struggling telecom equipment industry. King Pharmaceuticals and Salix Pharmaceuticals exemplified the kind of mid-cap drug companies I liked. However, both stocks were hurt by the weak economy, the negative sentiment toward the industry generated by an accounting controversy at Elan Pharmaceuticals and alleged insider trading by the former CEO of ImClone Systems - neither of which we held at the end of the period. I subsequently sold King Pharmaceuticals. Security software maker RSA Security - also no longer in the fund - sold off sharply in January on news of an investigation into how the company reported revenue early in 2001. RSA also warned that its first-quarter results would be below previous forecasts.

Q. What's your outlook, Rajiv?

A. I'll continue to monitor trends in corporate IT spending to determine when to move to a more aggressive stance in technology stocks. As we saw with the premature rally at the end of 2001, many investors have a tendency to jump the gun without solid evidence of a meaningful improvement in the outlook for IT demand. If tech stocks were cheap, that strategy would not be so risky, but the fact is that valuations in the sector are still relatively high. Consequently, being early could carry significant risks because further disappointments could result in another significant decline in share prices. Accordingly, I will favor situations where a stock has been punished to the point where its valuation is attractive and the growth story is still intact.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks capital appreciation by normally investing primarily in common stocks

Start date: December 27, 2000

Size: as of June 30, 2002, more than $6 million

Manager: Rajiv Kaul, since 2001; joined Fidelity in 1996

3

Semiannual Report

Fidelity Variable Insurance Products: Aggressive Growth Portfolio

Investment Summary

Top Five Stocks as of June 30, 2002
% of fund's net assets
Salix Pharmaceuticals Ltd.	3.4
Big Lots, Inc.	3.1
Limited Brands, Inc.	2.5
Gilead Sciences, Inc.	2.3
SLM Corp.	1.8
13.1
Top Five Market Sectors as of June 30, 2002
% of fund's net assets
Health Care	24.0
Consumer Discretionary	18.9
Information Technology	12.3
Industrials	9.4
Energy	8.6
Asset Allocation as of June 30, 2002
% of fund's net assets *
Stocks	81.7%
Bonds	0.3%
Short-Term Investments and Net Other Assets	18.0%
* Foreign investments	2.8%

Semiannual Report

Fidelity Variable Insurance Products: Aggressive Growth Portfolio

Investments June 30, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 81.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 18.9%
Auto Components - 0.4%
American Axle & Manufacturing Holdings, Inc. (a)	400	$ 11,896
Superior Industries International, Inc.	360	16,650
		28,546
Hotels, Restaurants & Leisure - 1.6%
Harrah's Entertainment, Inc. (a)	980	43,463
International Game Technology (a)	440	24,948
Starbucks Corp. (a)	1,440	35,784
		104,195
Household Durables - 1.7%
Black & Decker Corp.	430	20,726
Maytag Corp.	420	17,913
Mohawk Industries, Inc. (a)	1,095	67,375
		106,014
Internet & Catalog Retail - 2.3%
Amazon.com, Inc. (a)	2,350	38,188
Insight Enterprises, Inc. (a)	2,940	74,059
USA Interactive (a)	1,579	37,028
USA Interactive warrants 2/4/09 (a)	42	315
		149,590
Media - 1.3%
AOL Time Warner, Inc. (a)	110	1,618
Clear Channel Communications, Inc. (a)	300	9,606
Fox Entertainment Group, Inc. Class A (a)	600	13,050
Knight-Ridder, Inc.	140	8,813
Lamar Advertising Co. Class A (a)	400	14,884
Univision Communications, Inc. Class A (a)	1,050	32,970
		80,941
Multiline Retail - 5.5%
Big Lots, Inc. (a)	10,140	199,555
BJ's Wholesale Club, Inc. (a)	370	14,245
Dollar General Corp.	400	7,612
Dollar Tree Stores, Inc. (a)	2,200	86,702
Family Dollar Stores, Inc.	310	10,928
Saks, Inc. (a)	2,520	32,357
		351,399
Specialty Retail - 6.1%
American Eagle Outfitters, Inc. (a)	310	6,553
AutoZone, Inc. (a)	210	16,233
Bed Bath & Beyond, Inc. (a)	1,500	56,610
Best Buy Co., Inc. (a)	422	15,319
CDW Computer Centers, Inc. (a)	300	14,043
Hot Topic, Inc. (a)	660	17,629
Limited Brands, Inc.	7,360	156,768
Lowe's Companies, Inc.	560	25,424
Office Depot, Inc. (a)	900	15,120
Staples, Inc. (a)	890	17,533

	Shares	Value (Note 1)
TJX Companies, Inc.	1,390	$ 27,258
Williams-Sonoma, Inc. (a)	680	20,849
		389,339
TOTAL CONSUMER DISCRETIONARY		1,210,024
CONSUMER STAPLES - 3.3%
Beverages - 0.6%
Pepsi Bottling Group, Inc.	1,220	37,576
Food & Drug Retailing - 0.3%
CVS Corp.	10	306
Whole Foods Market, Inc. (a)	390	18,806
		19,112
Food Products - 1.6%
Dean Foods Co. (a)	830	30,959
Hershey Foods Corp.	320	20,000
Kellogg Co.	500	17,930
McCormick & Co., Inc. (non-vtg.)	400	10,300
Wm. Wrigley Jr. Co.	450	24,908
		104,097
Tobacco - 0.8%
RJ Reynolds Tobacco Holdings, Inc.	600	32,250
UST, Inc.	520	17,680
		49,930
TOTAL CONSUMER STAPLES		210,715
ENERGY - 8.6%
Energy Equipment & Services - 7.0%
BJ Services Co. (a)	1,690	57,257
Carbo Ceramics, Inc.	500	18,475
Cooper Cameron Corp. (a)	810	39,220
ENSCO International, Inc.	1,040	28,350
Input/Output, Inc. (a)	440	3,960
Lone Star Technologies, Inc. (a)	800	18,320
Maverick Tube Corp. (a)	300	4,500
Nabors Industries Ltd. (a)	1,290	45,537
Noble Corp. (a)	1,460	56,356
Patterson-UTI Energy, Inc. (a)	500	14,115
Rowan Companies, Inc.	440	9,438
Smith International, Inc. (a)	1,260	85,919
Weatherford International Ltd. (a)	1,500	64,800
		446,247
Oil & Gas - 1.6%
Burlington Resources, Inc.	920	34,960
EOG Resources, Inc.	200	7,940
Murphy Oil Corp.	240	19,800
Ocean Energy, Inc.	400	8,668
Valero Energy Corp.	920	34,426
		105,794
TOTAL ENERGY		552,041
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - 3.2%
Diversified Financials - 3.2%
AmeriCredit Corp. (a)	510	$ 14,306
E*TRADE Group, Inc. (a)	1,480	8,081
Federated Investors, Inc. Class B (non-vtg.)	580	20,051
Investment Technology Group, Inc. (a)	340	11,118
LaBranche & Co., Inc. (a)	440	10,076
SEI Investments Co.	540	15,212
SLM Corp.	1,200	116,280
Waddell & Reed Financial, Inc. Class A	530	12,148
		207,272
HEALTH CARE - 23.9%
Biotechnology - 5.6%
Biogen, Inc. (a)	1,640	67,945
BioMarin Pharmaceutical, Inc. (a)	2,240	11,691
Gilead Sciences, Inc. (a)	4,500	147,960
IDEC Pharmaceuticals Corp. (a)	800	28,360
MedImmune, Inc. (a)	147	3,881
Neurocrine Biosciences, Inc. (a)	100	2,865
QLT, Inc. (a)	790	10,212
Sangstat Medical Corp. (a)	360	8,273
Trimeris, Inc. (a)	1,690	75,019
		356,206
Health Care Equipment & Supplies - 4.3%
Advanced Neuromodulation Systems, Inc. (a)	700	21,350
Biomet, Inc.	1,950	52,884
Boston Scientific Corp. (a)	1,380	40,462
DENTSPLY International, Inc.	395	14,579
Guidant Corp. (a)	400	12,092
Kensey Nash Corp. (a)	870	14,094
Medical Action Industries, Inc. (a)	5,000	64,000
Resmed, Inc. (a)	580	17,052
St. Jude Medical, Inc. (a)	270	19,940
Stryker Corp.	340	18,193
Therasense, Inc.	120	2,216
		276,862
Health Care Providers & Services - 9.3%
AmeriPath, Inc. (a)	370	8,880
Anthem, Inc.	1,570	105,944
Caremark Rx, Inc. (a)	1,360	22,440
Community Health Systems, Inc. (a)	250	6,700
HCA, Inc.	710	33,725
Health Management Associates, Inc. Class A (a)	950	19,143
Laboratory Corp. of America Holdings (a)	820	37,433
Lincare Holdings, Inc. (a)	440	14,212
Manor Care, Inc. (a)	360	8,280
McKesson Corp.	420	13,734

	Shares	Value (Note 1)
Oxford Health Plans, Inc. (a)	430	$ 19,978
Quest Diagnostics, Inc. (a)	480	41,304
Tenet Healthcare Corp. (a)	860	61,533
Trigon Healthcare, Inc. (a)	340	34,197
UnitedHealth Group, Inc.	610	55,846
Universal Health Services, Inc. Class B (a)	400	19,600
Wellpoint Health Networks, Inc. (a)	1,240	96,484
		599,433
Pharmaceuticals - 4.7%
Atrix Laboratories, Inc. (a)	2,040	45,390
CIMA Labs, Inc. (a)	420	10,130
InKine Pharmaceutical, Inc. (a)	5,500	4,675
Johnson & Johnson	100	5,226
Medicines Co. (a)	1,400	17,262
Salix Pharmaceuticals Ltd. (a)	14,440	220,346
		303,029
TOTAL HEALTH CARE		1,535,530
INDUSTRIALS - 9.2%
Aerospace & Defense - 1.9%
General Dynamics Corp.	70	7,445
L-3 Communications Holdings, Inc. (a)	320	17,280
Lockheed Martin Corp.	320	22,240
Mercury Computer Systems, Inc. (a)	200	4,140
Northrop Grumman Corp.	570	71,250
		122,355
Airlines - 0.4%
AMR Corp. (a)	450	7,587
Continental Airlines, Inc. Class B (a)	130	2,051
Delta Air Lines, Inc.	290	5,800
Northwest Airlines Corp. (a)	100	1,206
UAL Corp.	780	8,923
		25,567
Building Products - 0.8%
American Standard Companies, Inc. (a)	450	33,795
York International Corp.	410	13,854
		47,649
Commercial Services & Supplies - 4.9%
Apollo Group, Inc. Class A (a)	990	39,026
Cendant Corp. (a)	1,160	18,421
Certegy, Inc. (a)	480	17,813
ChoicePoint, Inc. (a)	400	18,188
DST Systems, Inc. (a)	730	33,368
Equifax, Inc.	570	15,390
First Data Corp.	680	25,296
H&R Block, Inc.	110	5,077
Herman Miller, Inc.	600	12,180
InterCept, Inc. (a)	340	7,045
Labor Ready, Inc. (a)	2,180	12,753
Paychex, Inc.	1,210	37,861
Robert Half International, Inc. (a)	910	21,203
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Sabre Holdings Corp. Class A (a)	1,290	$ 46,182
Total System Services, Inc.	300	5,643
		315,446
Machinery - 0.7%
Danaher Corp.	490	32,512
Eaton Corp.	200	14,550
		47,062
Trading Companies & Distributors - 0.5%
Fastenal Co.	900	34,659
TOTAL INDUSTRIALS		592,738
INFORMATION TECHNOLOGY - 12.3%
Communications Equipment - 1.2%
Brocade Communications System, Inc. (a)	700	12,236
Comverse Technology, Inc. (a)	2,500	23,150
McDATA Corp. Class B (a)	3,670	32,663
Netscreen Technologies, Inc.	700	6,426
Nortel Networks Corp.	400	580
Redback Networks, Inc. (a)	1,400	2,506
		77,561
Computers & Peripherals - 1.2%
Lexmark International, Inc. Class A (a)	1,120	60,928
Network Appliance, Inc. (a)	1,130	14,057
		74,985
Electronic Equipment & Instruments - 0.5%
Benchmark Electronics, Inc. (a)	100	2,900
Millipore Corp.	290	9,274
PerkinElmer, Inc.	830	9,172
Tech Data Corp. (a)	200	7,570
		28,916
Internet Software & Services - 0.9%
Retek, Inc. (a)	300	7,290
Yahoo!, Inc. (a)	3,610	53,284
		60,574
IT Consulting & Services - 1.1%
Affiliated Computer Services, Inc. Class A (a)	390	18,517
SunGard Data Systems, Inc. (a)	2,020	53,490
		72,007
Semiconductor Equipment & Products - 3.2%
Advanced Micro Devices, Inc. (a)	2,600	25,272
Agere Systems, Inc.:
Class A (a)	31	43
Class B (a)	767	1,151
Altera Corp. (a)	430	5,848
Analog Devices, Inc. (a)	650	19,305
Atmel Corp. (a)	2,360	14,774

	Shares	Value (Note 1)
Broadcom Corp. Class A (a)	690	$ 12,103
Integrated Device Technology, Inc. (a)	900	16,326
Intel Corp.	800	14,616
International Rectifier Corp. (a)	360	10,494
Intersil Corp. Class A (a)	710	15,180
Micron Technology, Inc. (a)	300	6,066
Mykrolis Corp.	148	1,748
Semtech Corp. (a)	710	18,957
Silicon Image, Inc. (a)	1,900	11,628
Silicon Laboratories, Inc. (a)	580	15,695
Teradyne, Inc. (a)	540	12,690
Vitesse Semiconductor Corp. (a)	1,100	3,421
		205,317
Software - 4.2%
Adobe Systems, Inc.	1,550	44,175
Cadence Design Systems, Inc. (a)	500	8,060
Compuware Corp. (a)	1,760	10,683
Concord Communications, Inc. (a)	1,420	23,402
Electronic Arts, Inc. (a)	640	42,272
Legato Systems, Inc. (a)	820	2,952
Mercury Interactive Corp. (a)	800	18,368
Network Associates, Inc. (a)	2,130	41,045
Oracle Corp. (a)	6,180	58,525
Quest Software, Inc. (a)	1,320	19,180
		268,662
TOTAL INFORMATION TECHNOLOGY		788,022
MATERIALS - 2.3%
Chemicals - 0.3%
Ferro Corp.	350	10,553
OM Group, Inc.	100	6,200
		16,753
Construction Materials - 0.1%
Lafarge North America, Inc.	200	7,030
Containers & Packaging - 0.5%
Owens-Illinois, Inc. (a)	900	12,366
Sealed Air Corp.	540	21,746
		34,112
Metals & Mining - 1.4%
Massey Energy Corp.	1,070	13,589
Newmont Mining Corp. Holding Co.	2,380	62,665
Nucor Corp.	200	13,008
		89,262
TOTAL MATERIALS		147,157
TOTAL COMMON STOCKS (Cost $5,290,096)		5,243,499
Convertible Preferred Stocks - 0.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 0.0%
Internet & Catalog Retail - 0.0%
USA Interactive Series A, $0.995 (Cost $2,415)	38	$ 2,052
Convertible Bonds - 0.3%
Ratings (unaudited)(b)		Principal Amount
HEALTH CARE - 0.1%
Biotechnology - 0.1%
CuraGen Corp. 6% 2/2/07 (e)	CCC	$ 7,000	4,970
INDUSTRIALS - 0.2%
Commercial Services & Supplies - 0.2%
Ogden Corp. 5.75% 10/20/02 (d)	C	70,000	14,000
TOTAL CONVERTIBLE BONDS (Cost $44,106)			18,970
Money Market Funds - 15.5%
	Shares
Fidelity Cash Central Fund, 1.89% (c) (Cost $996,316)	996,316	996,316
Cash Equivalents - 0.5%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.93%, dated 6/28/02 due 7/1/02 (Cost $29,000)	$ 29,005	29,000
TOTAL INVESTMENT PORTFOLIO - 98.0% (Cost $6,361,933)		6,289,837
NET OTHER ASSETS - 2.0%		127,672
NET ASSETS - 100%		$ 6,417,509
Legend
(a) Non-income producing
(b) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,970 or 0.1% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $16,859,081 and $17,114,135, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,977 for the period.
Income Tax Information

At June 30, 2002, the aggregate cost of investment securities for income tax purposes was $6,424,217. Net unrealized depreciation aggregated $134,380, of which $379,078 related to appreciated investment securities and $513,458 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $604,000 of which $3,000 and $601,000 will expire on December 31, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Aggressive Growth Portfolio

Fidelity Variable Insurance Products: Aggressive Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	June 30, 2002 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $29,000) (cost $6,361,933) - See accompanying schedule		$ 6,289,837
Cash		668
Receivable for investments sold		202,483
Receivable for fund shares sold		351
Dividends receivable		1,004
Interest receivable		2,174
Receivable from investment adviser for expense reductions		2,002
Total assets		6,498,519
Liabilities
Payable for investments purchased	$ 59,278
Payable for fund shares redeemed	59
Distribution fees payable	1,039
Other payables and accrued expenses	20,634
Total liabilities		81,010
Net Assets		$ 6,417,509
Net Assets consist of:
Paid in capital		$ 7,866,718
Accumulated net investment (loss)		(36,763)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,340,350)
Net unrealized appreciation (depreciation) on investments		(72,096)
Net Assets		$ 6,417,509
Initial Class: Net Asset Value, offering price and redemption price per share ($772,378 ÷ 110,743 shares)		$ 6.97
Service Class: Net Asset Value, offering price and redemption price per share ($993,731 ÷ 141,765 shares)		$ 7.01
Service Class 2: Net Asset Value, offering price and redemption price per share ($4,651,400 ÷ 670,355 shares)		$ 6.94

Statement of Operations

	Six months ended June 30, 2002 (Unaudited)
Investment Income
Dividends		$ 7,587
Interest		6,260
Total income		13,847
Expenses
Management fee	$ 21,281
Transfer agent fees	3,818
Distribution fees	6,352
Accounting fees and expenses	30,009
Non-interested trustees' compensation	12
Custodian fees and expenses	8,857
Audit	11,275
Legal	44
Miscellaneous	434
Total expenses before reductions	82,082
Expense reductions	(30,325)	51,757
Net investment income (loss)		(37,910)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(625,521)
Foreign currency transactions	(201)
Total net realized gain (loss)		(625,722)
Change in net unrealized appreciation (depreciation) on investment securities		(427,821)
Net gain (loss)		(1,053,543)
Net increase (decrease) in net assets resulting from operations		$ (1,091,453)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Aggressive Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended June 30, 2002 (Unaudited)	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (37,910)	$ 7,323
Net realized gain (loss)	(625,722)	(722,710)
Change in net unrealized appreciation (depreciation)	(427,821)	351,180
Net increase (decrease) in net assets resulting from operations	(1,091,453)	(364,207)
Distributions to shareholders from net investment income	-	(1,441)
Share transactions - net increase (decrease)	993,868	5,878,773
Total increase (decrease) in net assets	(97,585)	5,513,125
Net Assets
Beginning of period	6,515,094	1,001,969
End of period (including accumulated net investment loss of $36,763 and undistributed net investment income of $1,147, respectively)	$ 6,417,509	$ 6,515,094
Other Information:
Share Transactions	Six months ended June 30, 2002 (Unaudited)
Shares	Initial Class	Service Class	Service Class 2
Sold	48,916	133,226	557,525
Reinvested	-	-	-
Redeemed	(43,179)	(131,113)	(435,917)
Net increase (decrease)	5,737	2,113	121,608
Dollars
Sold	$ 372,754	$ 1,062,881	$ 4,315,445
Reinvested	-	-	-
Redeemed	(319,041)	(1,038,887)	(3,399,284)
Net increase (decrease)	$ 53,713	$ 23,994	$ 916,161

	Year ended December 31, 2001
Shares	Initial Class	Service Class	Service Class 2
Sold	75,775	481,941	574,920
Reinvested	29	66	44
Redeemed	(799)	(372,356)	(66,218)
Net increase (decrease)	75,005	109,651	508,746
Dollars
Sold	$ 635,132	$ 4,384,566	$ 4,820,845
Reinvested	300	684	457
Redeemed	(6,673)	(3,427,698)	(528,840)
Net increase (decrease)	$ 628,759	$ 957,552	$ 4,292,462

Distributions	Six months ended June 30, 2002 (Unaudited)
	Initial Class	Service Class	Service Class 2
From net investment income	$ -	$ -	$ -
From net realized gain	-	-	-
Total	$ -	$ -	$ -

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 300	$ 684	$ 457
From net realized gain	-	-	-
Total	$ 300	$ 684	$ 457

See accompanying notes which are an integral part of the financial statements.

Aggressive Growth Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2002	Years ended December 31,
	(Unaudited)	2001	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.22	$ 10.02	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04)	.03 H	-
Net realized and unrealized gain (loss)	(1.21)	(1.82) H	.02
Total from investment operations	(1.25)	(1.79)	.02
Distributions from net investment income	-	(.01)	-
Net asset value, end of period	$ 6.97	$ 8.22	$ 10.02
Total ReturnB, C, D	(15.21)%	(17.89)%	.20%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.26%A	3.00%	146.41%A
Expenses net of voluntary waivers, if any	1.50%A	1.50%	1.50%A
Expenses net of all reductions	1.34%A	1.45%	1.50%A
Net investment income (loss)	(.94)%A,	.34% H	5.50%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 772	$ 864	$ 301
Portfolio turnover rate	543%A	526%	26%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the fund adopted the provisions of the AICPA and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share, ratios and supplemental data for periods prior to adoption have not been restated to reflect this change.

Financial Highlights - Service Class

	Six months ended June 30, 2002	Years ended December 31,
	(Unaudited)	2001	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.25	$ 10.02	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04)	.02 H	-
Net realized and unrealized gain (loss)	(1.20)	(1.78) H	.02
Total from investment operations	(1.24)	(1.76)	.02
Distributions from net investment income	-	(.01)	-
Net asset value, end of period	$ 7.01	$ 8.25	$ 10.02
Total ReturnB, C, D	(15.03)%	(17.59)%	.20%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.31%A	3.09%	146.53%A
Expenses net of voluntary waivers, if any	1.60%A	1.60%	1.60%A
Expenses net of all reductions	1.44%A	1.55%	1.60%A
Net investment income (loss)	(1.03)%A	.24% H	5.37%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 994	$ 1,152	$ 301
Portfolio turnover rate	543%A	526%	26%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the fund adopted the provisions of the AICPA and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share, ratios and supplemental data for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

	Six months ended June 30, 2002	Years ended December 31,
	(Unaudited)	2001	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.20	$ 10.02	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.05)	.01 H	-
Net realized and unrealized gain (loss)	(1.21)	(1.82) H	.02
Total from investment operations	(1.26)	(1.81)	.02
Distributions from net investment income	-	(.01)	-
Net asset value, end of period	$ 6.94	$ 8.20	$ 10.02
Total ReturnB, C, D	(15.37)%	(18.08)%	.20%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.49%A	3.23%	146.63%A
Expenses net of voluntary waivers, if any	1.75%A	1.75%	1.75%A
Expenses net of all reductions	1.59%A	1.70%	1.75%A
Net investment income (loss)	(1.18)%A	.09% H	5.24%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,651	$ 4,500	$ 401
Portfolio turnover rate	543%A	526%	26%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the fund adopted the provisions of the AICPA and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share, ratios and supplemental data for periods prior to adoption have not been restated to reflect this change.

Aggressive Growth Portfolio

Notes to Financial Statements

For the period ended June 30, 2002 (Unaudited)

1. Significant Accounting Policies.

Aggressive Growth Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products: Aggressive Growth Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are readily available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales price if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, market discount, net operating losses, capital loss carryforwards, and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .35% of the fund's average net assets and a group fee rate that averaged ..28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .63% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 567
Service Class 2	5,785
$ 6,352

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annualized rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 656
Service Class	500
Service Class 2	2,662
$ 3,818

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $4,628 for the period.

Aggressive Growth Portfolio

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Initial Class	1.50%	$ 3,760
Service Class	1.60%	4,066
Service Class 2	1.75%	17,094
		$ 24,920

Certain security trades were directed to brokers who paid $5,405 of the fund's expenses.

7. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the owners of record of 62% of the total outstanding shares of the fund. In addition, one unaffiliated insurance company was the owner of record of 32% of the total outstanding shares of the fund.

Semiannual Report

Semiannual Report

Aggressive Growth Portfolio

Semiannual Report

Aggressive Growth Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPAG-SANN-0802 157787
1.761771.101

Fidelity® Variable Insurance Products:

Balanced Portfolio

Semiannual Report

June 30, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past six months.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The managers' review of fund performance, strategy and outlook.
Investment Summary	<Click Here>	A summary of the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

Market Environment

Investors hoping for a U.S. economic and stock market recovery in 2002 got what they were looking for, but only during the first quarter of the year. A dismal second quarter wiped out the U.S. stock markets' gains, pushing a number of equity benchmarks below their post-September 11 lows. The pace of the economic recovery also stalled, further impeding any upward momentum for stock prices. The primary culprit behind the markets' downfall during the overall six-month period ending June 30, 2002, was the lack of faith in Corporate America's balance sheets. High-profile accounting scandals shook investors' confidence, which was already tenuous due to worries about terrorism, earnings shortfalls and layoffs. Of the seven major domestic market sectors tracked by Goldman Sachs, only one - natural resources - had a positive return. Technology, utilities and health care all had double-digit losses. International equities were more immune to the troubles that plagued the U.S., and generally fared better as a result. Japan, Asia-Pacific and emerging-markets stocks were among the best performers in the first half of the year, including South Korea, despite posting one of the worst second-quarter stock market performances in the world. On the fixed-income side, U.S. investment-grade bonds offered steady single-digit gains, but a weaker U.S. dollar led to better returns for government bonds of international developed nations.

U.S. Stock Markets

From Enron to ImClone to WorldCom, a series of alleged fraudulent accounting practices and other questionable activities rocked investors' trust in the integrity of corporate governance during the past six months. As a result, money flowed out of equities as fast as reports of new scandals poured in. With all eyes focused on balance sheets and bookkeeping, it seemed many failed to notice the positive reports coming from the economic front. First quarter GDP - gross domestic product - was surprisingly strong; productivity soared to levels not reached in years; consumer spending continued to be resilient; and the Federal Reserve Board bypassed several opportunities to raise interest rates, leaving them at 40-year lows. Unfortunately, pessimism overwhelmed optimism and left the equity markets with negative returns for the first half of 2002. The blue-chip bellwether Dow Jones Industrial AverageSM, which at one point dipped below the 9,000-point level, fell 6.90% for the six-month period. The tech- and telecom-heavy NASDAQ Composite® Index declined 24.85%, its worst first half since 1974, and the large-cap weighted Standard & Poor's 500SM Index suffered a loss of 13.16%.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia and Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 1.46% during the past six months, a much better showing than most American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P®/TSX Composite Index had a return of -1.65%. Japan did surprisingly well considering the nation's recent economic woes. The Tokyo Stock Exchange Stock Price Index (TOPIX), a broad measure of the Japanese stock market, rose 9.14%. Meanwhile, the MSCI Emerging Markets Free Index, a gauge of emerging-markets equity performance, shrugged off a weak second quarter to gain 2.07% for the overall six-month period.

U.S. Bond Markets

After a slow start, investment-grade bonds surged forward later in the six-month period. In that time, the Lehman Brothers® Aggregate Bond Index - a proxy for taxable-bond performance - returned 3.79%. Mortgage securities were the best performers in the taxable-bond market, returning 4.51% according to the Lehman Brothers Mortgage-Backed Securities Index. Mortgages benefited when a drop in refinancing activity led to lower volatility and more predictable cash flows. Growing demand for higher-yielding, less interest rate sensitive alternatives to Treasuries paced the return of agency bonds, as the Lehman Brothers U.S. Agency Index gained 4.08%. Corporate bonds, however, struggled with bankruptcies and credit downgrades, and the Lehman Brothers Credit Bond Index advanced only 2.63%, compared to a 3.61% return for the Lehman Brothers Treasury Index. The high-yield bond market faced numerous difficulties, culminating in the second quarter, when the Merrill Lynch High Yield Master II Index - a proxy of the overall high-yield bond market - posted its worst quarterly performance ever. The index lost 5.37% for the overall six-month period.

Foreign Bond Markets

For the past several years, a strong U.S. dollar tempered the performance of government bonds elsewhere in the world. But that situation showed signs of reversing during the past six months, as the dollar, after reaching a 15-year high in February on a trade-weighted basis versus foreign currencies, fell slowly but steadily through the remainder of the period. In response, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - jumped 11.84% during the past six months. That return was more than three times higher than the Lehman Brothers Government Bond Index, a proxy for U.S. government bond performance, which returned 3.78%. Emerging-markets debt, one of the strongest performing asset classes entering the period, carried that momentum through the first quarter of 2002. However, a flat return in April, followed by a disappointing May and June, ate away much of the emerging markets' six-month gains. Still, the J.P. Morgan Emerging Markets Bond Index Global - which measures the debt performance of more than 30 emerging-markets nations - had a positive return for the period, up 0.91%.

Semiannual Report

Fidelity Variable Insurance Products: Balanced Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended June 30, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity ® VIP: Balanced - Initial Class	-8.37%	2.69%	6.76%
Fidelity Balanced 60/40 Composite	-7.77%	5.65%	11.27%
S&P 500 ®	-17.99%	3.66%	12.66%
LB Aggregate Bond	8.63%	7.57%	8.37%
Variable Annuity Balanced Funds Average	-7.62%	4.60%	n/a*

Average annual total returns take the fund's cumulative return and show what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Fidelity Balanced 60/40 Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index and the Lehman Brothers® Aggregate Bond Index. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity balanced funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 66 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Balanced Portfolio - Initial Class on January 3, 1995, when the fund started. As the chart shows, by June 30, 2002, the value of the investment would have grown to $16,320 - a 63.20% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Standard & Poor's 500 Index would have grown to $24,426 - a 144.26% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $18,261 - an 82.61% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. With dividends and interest, if any, reinvested, the same $10,000 would have grown to $22,265 - a 122.65% increase.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Variable Insurance Products: Balanced Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended June 30, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity ® VIP: Balanced - Service Class	-8.54%	2.56%	6.67%
Fidelity Balanced 60/40 Composite	-7.77%	5.65%	11.27%
S&P 500 ®	-17.99%	3.66%	12.66%
LB Aggregate Bond	8.63%	7.57%	8.37%
Variable Annuity Balanced Funds Average	-7.62%	4.60%	n/a*

Average annual total returns take the fund's cumulative return and show what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Fidelity Balanced 60/40 Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index and the Lehman Brothers® Aggregate Bond Index. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity balanced funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 66 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Balanced Portfolio - Service Class on January 3, 1995, when the fund started. As the chart shows, by June 30, 2002, the value of the investment would have grown to $16,217 - a 62.17% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Standard & Poor's 500 Index would have grown to $24,426 - a 144.26% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $18,261 - an 82.61% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. With dividends and interest, if any, reinvested, the same $10,000 would have grown to $22,265 - a 122.65% increase.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Variable Insurance Products: Balanced Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflects a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended June 30, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity ® VIP: Balanced - Service Class 2	-8.64%	2.48%	6.61%
Fidelity Balanced 60/40 Composite	-7.77%	5.65%	11.27%
S&P 500 ®	-17.99%	3.66%	12.66%
LB Aggregate Bond	8.63%	7.57%	8.37%
Variable Annuity Balanced Funds Average	-7.62%	4.60%	n/a*

Average annual total returns take the fund's cumulative return and show what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Fidelity Balanced 60/40 Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index and the Lehman Brothers® Aggregate Bond Index. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity balanced funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 66 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Balanced Portfolio - Service Class 2 on January 3, 1995, when the fund started. As the chart shows, by June 30, 2002, the value of the investment would have grown to $16,154 - a 61.54% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Standard & Poor's 500 Index would have grown to $24,426 - a 144.26% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $18,261 - an 82.61% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. With dividends and interest, if any, reinvested, the same $10,000 would have grown to $22,625 - a 122.65% increase.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

An interview with Louis Salemy (right), who became Lead Portfolio Manager of Balanced Portfolio on February 6, 2002, and Ford O'Neil (left), manager for fixed-income investments

Q. How did the fund perform, Louis?

L.S. For the six months ending June 30, 2002, the fund lagged both the Fidelity Balanced 60/40 Composite Index and the Lipper Inc. variable annuity balanced funds average, which declined 6.54% and 6.16%, respectively. Similarly, for the 12 months ending June 30, 2002, the fund trailed the Composite index and Lipper average, which dropped 7.77% and 7.62%, respectively.

Q. What affected the fund's performance during the six-month period?

L.S. While being conservative helped in an uncertain market environment, poor stock picking hampered our relative performance. The fund benefited from its slight bias toward stronger-performing fixed-income securities - that is, bonds and cash - at the expense of equities, which trailed most other asset classes during the period. However, we lost ground by investing in a handful of stocks and high-yield bonds of companies - including Tyco International and Adelphia Communications, respectively - that were wracked by accounting scandals and credit-quality downgrades. Concerns about corporate governance also overwhelmed our equity holdings in advertising conglomerate Omnicom. On a sector level, the fund's fairly aggressive positioning in financial stocks hurt results. Here, we emphasized brokerage firms, such as Merrill Lynch and Morgan Stanley, and other transaction-oriented companies that stood to benefit from a potential economic rebound. Unfortunately, we were early, and persistently weak capital markets activity plagued these stocks. Fund performance also suffered from underweighting banks - based on credit-quality concerns and potential yield-curve flattening - as they continued to benefit from last year's sharply declining interest rates. Finally, in the biotechnology industry, our holdings in Amgen offset some of what we gained from otherwise underweighting a group that stumbled on numerous disappointments with high-profile drugs.

Q. What other moves influenced performance?

L.S. Shying away from technology stocks provided a relative boost versus the index. The fund was helped by my decision to reduce its tech weighting after taking over the portfolio in February, based on my cautious growth outlook for a sector vulnerable to further declines. I felt that the earnings expectations and valuations of tech hardware firms were still too high given continued deterioration in capital spending and the absence of any major breakthrough technologies. Underweighting companies such as Intel and IBM, which were hurt as the market rotated away from large-cap growth stocks, further benefited the fund. I sold off Intel and IBM during the period. However, the stocks I felt could benefit from a PC upgrade cycle, such as Microsoft, generally dampened performance. The fund's stake in defensive, stable-growth stocks paid off. While it was tough to find many quality companies that were attractively priced and had good earnings growth, we were successful in consumer staples with Gillette and McCormick & Co., and such specialty retailers as Hollywood Entertainment. The fund benefited from my decision to further emphasize these names, as well as defensive financials such as Freddie Mac and Fannie Mae, which helped hedge against my more "offensive" cyclical positioning in the brokerage houses. Finally, trimming some cyclical positions to take profits during the spring increased the fund's cash weighting, which, given the weak equity market, helped performance.

Q. Turning to you, Ford, what drove the investment-grade portion of the fund?

F.O. Despite volatile interest rate and stock market conditions, investment-grade bonds fared well, as the economic recovery stalled during the second quarter and the prospects for Federal Reserve Board tightening were pushed further into the future. Against a backdrop of falling interest rates and yield-curve steepening, favorable sector allocation proved critical to the subportfolio's success. The fund benefited from my emphasis on higher-yielding spread sectors, namely mortgage and asset-backed securities, which outperformed Treasuries during the period. Strong security selection in these groups also aided performance. We primarily benefited from reducing our weighting in corporates, given heightened downside risk, and adding more exposure to high-quality mortgage securities, which performed very well as mortgage rates rose and prepayment activity slowed. Within corporates, good credit analysis and diversification were key, as we successfully avoided several prominent issuers that experienced severe financial stress.

Q. What's your outlook, Louis?

L.S. I remain cautious, as I feel the earnings recovery that many investors are expecting in the second half of 2002 is unlikely to occur. That said, I'll continue to toe the line between offense and defense, looking for companies on both sides with strong earnings growth and attractive relative valuations.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks both income and growth of capital

Start date: January 3, 1995

Size: as of June 30, 2002, more than $292 million

Manager: Louis Salemy, since February 2002, and Ford O'Neil, since 2001; Louis Salemy joined Fidelity in 1992; Ford O'Neil joined Fidelity in 1990

3

Semiannual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Investment Summary

Top Five Stocks as of June 30, 2002
% of fund's net assets
Morgan Stanley	3.3
Microsoft Corp.	3.1
Gillette Co.	2.6
BellSouth Corp.	2.5
Freddie Mac	2.3
13.8
Top Five Market Sectors as of June 30, 2002
% of fund's net assets
Financials	17.5
Consumer Discretionary	13.2
Consumer Staples	9.0
Telecommunication Services	5.0
Industrials	4.9
Asset Allocation as of June 30, 2002
% of fund's net assets *
Stocks and Equity Futures	53.7%
Bonds	37.6%
Short-Term Investments and Net Other Assets	8.3%
Other Investments	0.4%

* Foreign investments 3.0%

Semiannual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Investments June 30, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 46.5%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 9.6%
Media - 4.0%
AOL Time Warner, Inc. (a)	12	$ 177
Comcast Corp. Class A (special) (a)	47,000	1,120,480
E.W. Scripps Co. Class A	15,300	1,178,100
EchoStar Communications Corp. Class A (a)	133,700	2,481,472
General Motors Corp. Class H (a)	72,700	756,080
Omnicom Group, Inc.	91,300	4,181,540
UIH Australia/Pacific, Inc. warrants 5/15/06 (a)	150	0
Walt Disney Co.	106,700	2,016,630
		11,734,479
Multiline Retail - 3.1%
Kohls Corp. (a)	50,100	3,511,008
Wal-Mart Stores, Inc.	100,100	5,506,501
		9,017,509
Specialty Retail - 2.1%
Hollywood Entertainment Corp. (a)	79,500	1,644,060
Home Depot, Inc.	126,650	4,651,855
		6,295,915
Textiles Apparel & Luxury Goods - 0.4%
Liz Claiborne, Inc.	35,700	1,135,260
TOTAL CONSUMER DISCRETIONARY		28,183,163
CONSUMER STAPLES - 8.1%
Beverages - 1.0%
The Coca-Cola Co.	51,200	2,867,200
Food & Drug Retailing - 0.8%
Rite Aid Corp.	1,392	3,271
Walgreen Co.	63,800	2,464,594
		2,467,865
Food Products - 0.6%
McCormick & Co., Inc. (non-vtg.)	56,000	1,442,000
Unilever PLC sponsored ADR	10,400	379,808
		1,821,808
Household Products - 1.3%
Colgate-Palmolive Co.	34,200	1,711,710
Kimberly-Clark Corp.	33,200	2,058,400
		3,770,110
Personal Products - 2.6%
Gillette Co.	222,700	7,542,849
Tobacco - 1.8%
Philip Morris Companies, Inc.	118,350	5,169,528
TOTAL CONSUMER STAPLES		23,639,360
ENERGY - 2.0%
Oil & Gas - 2.0%
Exxon Mobil Corp.	139,932	5,726,017

	Shares	Value (Note 1)
FINANCIALS - 11.7%
Banks - 1.1%
Bank One Corp.	27,000	$ 1,038,960
Wells Fargo & Co.	45,800	2,292,748
		3,331,708
Diversified Financials - 9.4%
Fannie Mae	84,200	6,209,750
Freddie Mac	110,700	6,774,840
Goldman Sachs Group, Inc.	10,300	755,505
Merrill Lynch & Co., Inc.	96,900	3,924,450
Morgan Stanley	225,400	9,710,221
		27,374,766
Insurance - 1.2%
American International Group, Inc.	49,850	3,401,266
TOTAL FINANCIALS		34,107,740
HEALTH CARE - 3.4%
Biotechnology - 0.9%
Amgen, Inc. (a)	62,800	2,630,064
Health Care Equipment & Supplies - 0.1%
Align Technology, Inc. (a)	47,000	189,927
Pharmaceuticals - 2.4%
Allergan, Inc.	17,900	1,194,825
Bristol-Myers Squibb Co.	15,800	406,060
Johnson & Johnson	20,100	1,050,426
Pfizer, Inc.	128,300	4,490,500
		7,141,811
TOTAL HEALTH CARE		9,961,802
INDUSTRIALS - 4.1%
Aerospace & Defense - 1.1%
Lockheed Martin Corp.	16,400	1,139,800
Northrop Grumman Corp.	11,500	1,437,500
United Technologies Corp.	10,200	692,580
		3,269,880
Airlines - 0.3%
Mesaba Holdings, Inc. (a)	2,493	14,634
Southwest Airlines Co.	45,600	736,896
		751,530
Building Products - 0.3%
American Standard Companies, Inc. (a)	11,400	856,140
Commercial Services & Supplies - 0.4%
Avery Dennison Corp.	10,000	627,500
First Data Corp.	16,300	606,360
		1,233,860
Industrial Conglomerates - 1.8%
General Electric Co.	181,600	5,275,480
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - 0.2%
Albany International Corp. Class A	20,700	$ 557,037
TOTAL INDUSTRIALS		11,943,927
INFORMATION TECHNOLOGY - 3.7%
Communications Equipment - 0.6%
Cisco Systems, Inc. (a)	133,700	1,865,115
Electronic Equipment & Instruments - 0.0%
Insilco Corp. warrants 8/15/07 (a)	60	1
Software - 3.1%
Microsoft Corp. (a)	163,300	8,932,510
TOTAL INFORMATION TECHNOLOGY		10,797,626
MATERIALS - 0.4%
Chemicals - 0.4%
E.I. du Pont de Nemours & Co.	24,904	1,105,738
TELECOMMUNICATION SERVICES - 3.5%
Diversified Telecommunication Services - 3.1%
BellSouth Corp.	227,500	7,166,250
Loral Orion Network Systems, Inc.:
warrants 1/15/07 (CV ratio .47) (a)	290	44
warrants 1/15/07 (CV ratio .6) (a)	50	8
McCaw International Ltd. warrants 4/16/07 (a)(g)	290	0
NTL, Inc. warrants 10/14/08 (a)	199	2
Ono Finance PLC rights 5/31/09 (a)(g)	210	2
Qwest Communications International, Inc.	32,600	91,280
SBC Communications, Inc.	59,470	1,813,835
		9,071,421
Wireless Telecommunication Services - 0.4%
Nextel Communications, Inc. Class A (a)	348,700	1,119,327
TOTAL TELECOMMUNICATION SERVICES		10,190,748
TOTAL COMMON STOCKS (Cost $140,363,179)		135,656,121
Preferred Stocks - 0.4%

Convertible Preferred Stocks - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Earthwatch, Inc. Series C, $0.2975 pay-in-kind (g)	152	30

	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - 0.4%
CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
CSC Holdings, Inc. Series M, $11.125	3,961	$ 253,504
Granite Broadcasting Corp. $127.50 pay-in-kind	100	62,000
PRIMEDIA, Inc. Series F, $9.20	4,135	140,590
Sinclair Capital 11.625%	1,365	141,960
		598,054
FINANCIALS - 0.1%
Insurance - 0.0%
American Annuity Group Capital Trust II $88.75	50	47,700
Real Estate - 0.1%
California Federal Preferred Capital Corp. Series A, $2.2812	8,000	208,000
TOTAL FINANCIALS		255,700
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Fresenius Medical Care Capital Trust II $78.75	255	236,345
TOTAL NONCONVERTIBLE PREFERRED STOCKS		1,090,099
TOTAL PREFERRED STOCKS (Cost $1,413,385)		1,090,129
Corporate Bonds - 16.7%
Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
EchoStar Communications Corp. 5.75% 5/15/08	Caa1	$ 110,000	80,850
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Instruments - 0.1%
Celestica, Inc. liquid yield option note 0% 8/1/20	Ba2	260,000	110,136
Sanmina-SCI Corp. 0% 9/12/20	Ba2	300,000	108,000
Solectron Corp. liquid yield option note 0% 5/8/20	Ba3	40,000	22,800
			240,936
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - continued
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Nextel Communications, Inc. 5.25% 1/15/10	B3	$ 150,000	$ 63,570
TOTAL CONVERTIBLE BONDS			385,356
Nonconvertible Bonds - 16.6%
CONSUMER DISCRETIONARY - 3.4%
Auto Components - 0.2%
Arvin Industries, Inc. 6.75% 3/15/08	Baa3	40,000	39,400
DaimlerChrysler North America Holding Corp. 7.2% 9/1/09	A3	150,000	156,552
Dura Operating Corp. 8.625% 4/15/12 (g)	B1	115,000	115,000
Meritor Automotive, Inc. 6.8% 2/15/09	Baa3	200,000	186,000
			496,952
Hotels, Restaurants & Leisure - 0.8%
Alliance Gaming Corp. 10% 8/1/07	B3	100,000	105,000
Bally Total Fitness Holding Corp. 9.875% 10/15/07	B2	100,000	98,250
Boyd Gaming Corp. 9.25% 10/1/03	Ba3	230,000	234,600
Coast Hotels & Casinos, Inc. 9.5% 4/1/09	B	110,000	115,500
Extended Stay America, Inc. 9.875% 6/15/11	B2	95,000	98,325
Friendly Ice Cream Corp. 10.5% 12/1/07	B3	140,000	137,900
HMH Properties, Inc. 7.875% 8/1/08	Ba3	100,000	96,000
KSL Recreation Group, Inc. 10.25% 5/1/07	B2	90,000	91,800
La Quinta Inns, Inc. 7.25% 3/15/04	Ba3	120,000	119,100
MGM Mirage, Inc. 8.5% 9/15/10	Ba1	150,000	158,625
Park Place Entertainment Corp. 8.125% 5/15/11	Ba2	210,000	207,900
Penn National Gaming, Inc. 11.125% 3/1/08	B3	120,000	127,500
Six Flags, Inc. 9.5% 2/1/09	B2	200,000	204,000
Station Casinos, Inc. 8.375% 2/15/08	B1	100,000	102,250

Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 11% 6/15/10 (g)	Caa1	$ 195,000	$ 196,463
Wheeling Island Gaming, Inc. 10.125% 12/15/09	B3	100,000	103,000
			2,196,213
Household Durables - 0.3%
Beazer Homes USA, Inc. 8.875% 4/1/08	Ba2	150,000	152,250
Champion Enterprises, Inc. 11.25% 4/15/07 (g)	B2	105,000	88,200
D.R. Horton, Inc.:
8% 2/1/09	Ba1	75,000	73,875
10.5% 4/1/05	Ba1	100,000	106,000
Kaufman & Broad Home Corp. 7.75% 10/15/04	Ba2	200,000	200,000
Ryland Group, Inc. 9.125% 6/15/11	Ba3	160,000	169,600
			789,925
Internet & Catalog Retail - 0.0%
J. Crew Operating Corp. 10.375% 10/15/07	Caa1	120,000	104,400
Leisure Equipment & Products - 0.1%
Hasbro, Inc. 5.6% 11/1/05	Ba3	150,000	139,500
The Hockey Co. 11.25% 4/15/09 (g)	B2	70,000	70,000
			209,500
Media - 1.8%
Adelphia Communications Corp. 10.875% 10/1/10 (d)	Caa2	295,000	120,950
American Media Operations, Inc. 10.25% 5/1/09	B2	80,000	84,000
AOL Time Warner, Inc.:
6.875% 5/1/12	Baa1	140,000	129,115
7.7% 5/1/32	Baa1	105,000	93,146
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	Ba1	650,000	638,960
CanWest Media, Inc. 10.625% 5/15/11	B2	275,000	275,000
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 5/15/11 (e)	B2	75,000	27,000
8.25% 4/1/07	B2	180,000	122,400
10% 5/15/11	B2	120,000	80,400
10.75% 10/1/09	B2	70,000	48,300
Cinemark USA, Inc. 9.625% 8/1/08	Caa2	220,000	218,900
Continental Cablevision, Inc. 8.3% 5/15/06	Baa2	115,000	117,635
Corus Entertainment, Inc. 8.75% 3/1/12	B1	240,000	243,600
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
LBI Media, Inc. 10.125% 7/15/12 (h)	B3	$ 230,000	$ 230,000
News America Holdings, Inc.:
7.375% 10/17/08	Baa3	500,000	526,483
7.75% 12/1/45	Baa3	200,000	186,673
Nextmedia Operating, Inc. 10.75% 7/1/11	B3	270,000	274,050
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06 (d)	Caa1	240,000	182,400
Pegasus Satellite Communications, Inc. 0% 3/1/07 (e)	Caa1	200,000	50,000
Penton Media, Inc. 11.875% 10/1/07 (g)	B3	130,000	111,800
Radio One, Inc. 8.875% 7/1/11	B3	200,000	200,000
Telewest PLC yankee 11% 10/1/07	Caa3	315,000	127,575
Time Warner Entertainment Co. LP 8.375% 7/15/33	Baa1	150,000	149,252
Time Warner, Inc. 8.18% 8/15/07	Baa1	910,000	968,882
Yell Finance BV 0% 8/1/11 (e)	B2	130,000	88,725
			5,295,246
Multiline Retail - 0.0%
JCPenney Co., Inc. 7.375% 8/15/08	Ba3	35,000	34,125
Specialty Retail - 0.1%
AutoNation, Inc. 9% 8/1/08	Ba2	140,000	144,200
Gap, Inc. 6.9% 9/15/07	Ba3	100,000	90,000
United Auto Group, Inc. 9.625% 3/15/12 (g)	B3	150,000	151,500
			385,700
Textiles Apparel & Luxury Goods - 0.1%
The William Carter Co. 10.875% 8/15/11	B3	200,000	218,000
Tommy Hilfiger USA, Inc. 6.5% 6/1/03	Ba1	120,000	119,700
			337,700
TOTAL CONSUMER DISCRETIONARY			9,849,761
CONSUMER STAPLES - 0.9%
Beverages - 0.1%
Canandaigua Brands, Inc. 8.5% 3/1/09	Ba3	140,000	144,550

Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Food & Drug Retailing - 0.3%
Fred Meyer, Inc. 7.375% 3/1/05	Baa3	$ 300,000	$ 321,811
Kroger Co. 8.05% 2/1/10	Baa3	225,000	250,120
Pathmark Stores, Inc. 8.75% 2/1/12	B2	40,000	40,800
Rite Aid Corp. 12.5% 9/15/06	B-	215,000	199,950
Roundy's, Inc. 8.875% 6/15/12 (g)	B2	90,000	89,775
			902,456
Food Products - 0.2%
Corn Products International, Inc. 8.25% 7/15/07 (h)	Ba1	155,000	153,438
Dean Foods Co. 8.15% 8/1/07	B1	130,000	133,250
Del Monte Corp. 9.25% 5/15/11	B3	120,000	124,800
Doane Pet Care Co. 9.75% 5/15/07	B-	150,000	130,500
Dole Food Co., Inc. 7.25% 5/1/09 (g)	Ba1	90,000	91,800
			633,788
Household Products - 0.1%
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2	210,000	215,250
10% 11/1/08	Ba3	180,000	207,900
			423,150
Tobacco - 0.2%
Philip Morris Companies, Inc. 6.95% 6/1/06	A2	500,000	530,867
RJ Reynolds Tobacco Holdings, Inc. 6.5% 6/1/07	Baa2	125,000	127,983
			658,850
TOTAL CONSUMER STAPLES			2,762,794
ENERGY - 0.7%
Energy Equipment & Services - 0.1%
DI Industries, Inc. 8.875% 7/1/07	B1	45,000	45,900
Pride Petroleum Services, Inc. 9.375% 5/1/07	Ba2	145,000	150,800
Trico Marine Services, Inc. 8.875% 5/15/12 (g)	B2	50,000	49,625
			246,325
Oil & Gas - 0.6%
Alberta Energy Co. Ltd. 7.375% 11/1/31	Baa1	150,000	160,079
Chesapeake Energy Corp. 8.125% 4/1/11	B1	290,000	286,375
Devon Energy Corp. 7.95% 4/15/32	Baa2	200,000	215,137
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
Pemex Project Funding Master Trust 7.875% 2/1/09 (g)	Baa1	$ 180,000	$ 179,550
Plains Exploration & Production Co. LP 8.75% 7/1/12 (g)	-	100,000	98,376
Suncor Energy, Inc. 7.15% 2/1/32	A3	135,000	138,876
The Coastal Corp. 7.75% 6/15/10	Baa2	350,000	346,414
Vintage Petroleum, Inc. 8.25% 5/1/12 (g)	Ba3	130,000	128,050
Western Oil Sands, Inc. 8.375% 5/1/12 (g)	Ba2	225,000	226,125
			1,778,982
TOTAL ENERGY			2,025,307
FINANCIALS - 5.7%
Banks - 1.2%
BankAmerica Corp. 5.875% 2/15/09	Aa2	500,000	504,131
BankBoston Corp. 6.625% 2/1/04	A2	60,000	62,524
Barclays Bank PLC yankee 8.55% 9/29/49 (f)(g)	Aa3	145,000	166,891
Capital One Bank 6.5% 7/30/04	Baa2	250,000	252,525
First Union Corp. 7.55% 8/18/05	A1	715,000	782,365
Fleet Financial Group, Inc. 7.125% 4/15/06	A2	140,000	150,705
FleetBoston Financial Corp. 7.25% 9/15/05	A1	275,000	299,054
Korea Development Bank 7.375% 9/17/04	A3	160,000	171,593
MBNA Corp.:
6.25% 1/17/07	Baa2	120,000	122,811
6.34% 6/2/03	Baa2	100,000	98,192
7.5% 3/15/12	Baa2	175,000	186,353
PNC Funding Corp. 5.75% 8/1/06	A2	155,000	159,765
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (j)	A1	145,000	151,582
8.817% 3/31/49	A1	120,000	130,590
Sovereign Bancorp, Inc. 10.5% 11/15/06	Ba2	100,000	111,000
Washington Mutual, Inc. 5.625% 1/15/07	A3	250,000	253,210
			3,603,291

Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Diversified Financials - 3.8%
Abbey National Capital Trust I 8.963% 12/29/49 (f)	A1	$ 200,000	$ 230,900
Ahmanson Capital Trust I 8.36% 12/1/26 (g)	Baa1	250,000	264,581
Alliance Capital Management LP 5.625% 8/15/06	A2	150,000	153,720
American Airlines pass thru trust certificate 7.858% 4/1/13	Baa1	200,000	216,472
American Gen. Finance Corp. 5.875% 7/14/06	A1	500,000	516,338
Amvescap PLC 6.6% 5/15/05	A2	100,000	105,954
Armkel Finance, Inc. 9.5% 8/15/09	B2	230,000	238,050
Associates Corp. of North America 6% 7/15/05	Aa1	250,000	266,418
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	Ba3	120,000	120,000
Burlington Resources Finance Co. 7.4% 12/1/31 (g)	Baa1	125,000	130,705
Capital One Financial Corp. 7.125% 8/1/08	Baa3	160,000	149,780
CIT Group, Inc. 7.75% 4/2/12	A2	125,000	123,053
Continental Airlines, Inc. pass thru trust certificate 7.461% 4/1/13	Baa3	136,441	131,900
Countrywide Home Loans, Inc.:
5.5% 8/1/06	A3	170,000	173,771
6.85% 6/15/04	A3	255,000	269,731
Credit Suisse First Boston (USA), Inc.:
5.875% 8/1/06	Aa3	170,000	176,216
6.5% 1/15/12	Aa3	60,000	60,470
Delta Air Lines, Inc. pass thru trust certificate:
7.57% 11/18/10	A3	45,000	48,278
7.779% 1/2/12	Baa2	250,000	252,650
7.92% 5/18/12	Baa1	50,000	51,796
Devon Financing Corp. ULC 6.875% 9/30/11	Baa2	210,000	218,702
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14	Ba3	130,000	129,025
Ford Motor Credit Co.:
6.5% 1/25/07	A3	190,000	190,174
6.875% 2/1/06	A3	150,000	153,460
7.375% 10/28/09	A3	650,000	672,882
General Electric Capital Corp. 6% 6/15/12	Aaa	275,000	270,999
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
General Motors Acceptance Corp.:
6.38% 1/30/04	A2	$ 220,000	$ 227,939
6.75% 1/15/06	A2	80,000	83,057
7.5% 7/15/05	A2	500,000	532,876
7.75% 1/19/10	A2	200,000	211,619
Goldman Sachs Group, Inc. 6.6% 1/15/12	A1	310,000	315,768
Hollinger Participation Trust 12.125% 11/15/10 pay-in-kind (g)	B3	266,094	242,146
Household Finance Corp.:
6.375% 10/15/11	A2	50,000	47,831
6.5% 1/24/06	A2	75,000	76,679
8% 5/9/05	A2	30,000	32,315
HSBC Capital Funding LP 9.547% 12/31/49 (f)(g)	A2	200,000	235,267
ING Capital Funding Trust III 8.439% 12/31/10	A1	150,000	167,249
J.P. Morgan Chase & Co.:
5.35% 3/1/07	Aa3	300,000	303,722
6.75% 2/1/11	A1	185,000	191,755
Merrill Lynch & Co., Inc. 6.15% 1/26/06	Aa3	150,000	157,097
Morgan Stanley 6.6% 4/1/12	Aa3	160,000	163,054
Newcourt Credit Group, Inc. 6.875% 2/16/05	A2	140,000	134,644
NiSource Finance Corp.:
7.625% 11/15/05	Baa3	200,000	201,192
7.875% 11/15/10	Baa3	315,000	325,553
Northwest Airlines pass thru trust certificate 8.304% 9/1/10	Ba2	87,680	82,858
Petronas Capital Ltd. 7% 5/22/12 (g)	Baa1	385,000	391,256
Popular North America, Inc. 6.125% 10/15/06	A3	220,000	225,550
RFS Partnership LP/RFS Financing, Inc. 9.75% 3/1/12	B1	40,000	40,800
Sprint Capital Corp.:
6.875% 11/15/28	Baa3	500,000	312,966
8.75% 3/15/32	Baa3	120,000	90,248
Stone Container Finance Co. yankee 11.5% 8/15/06 (g)	B2	370,000	395,900
TCI Communications Financing III 9.65% 3/31/27	Baa3	180,000	179,891

Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
TXU Eastern Funding 6.75% 5/15/09	Baa1	$ 160,000	$ 160,878
U.S. West Capital Funding, Inc. 6.875% 7/15/28	Ba2	150,000	75,000
UBS Preferred Funding Trust 1 8.622% 12/29/49	A1	300,000	343,696
			11,264,831
Insurance - 0.1%
Principal Life Global Funding I:
5.125% 6/28/07 (g)	Aa2	100,000	100,843
6.25% 2/15/12 (g)	Aa2	130,000	133,216
			234,059
Real Estate - 0.6%
BRE Properties, Inc. 5.95% 3/15/07	Baa2	250,000	253,856
Cabot Industrial Property LP 7.125% 5/1/04	Baa2	15,000	15,541
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	100,000	103,995
Duke Realty LP 7.3% 6/30/03	Baa1	500,000	519,194
EOP Operating LP 6.625% 2/15/05	Baa1	200,000	209,243
ERP Operating LP 7.1% 6/23/04	Baa1	200,000	210,504
Meditrust Corp. 7.82% 9/10/26	Ba3	155,000	154,225
ProLogis Trust 6.7% 4/15/04	Baa1	55,000	57,164
Senior Housing Properties Trust 8.625% 1/15/12	Ba2	160,000	164,800
			1,688,522
TOTAL FINANCIALS			16,790,703
HEALTH CARE - 0.5%
Health Care Equipment & Supplies - 0.1%
ALARIS Medical Systems, Inc. 11.625% 12/1/06	B2	160,000	178,400
Health Care Providers & Services - 0.4%
Alderwoods Group, Inc. 11% 1/2/07	-	140,000	140,700
AmerisourceBergen Corp. 8.125% 9/1/08	Ba3	110,000	113,300
Hanger Orthopedic Group, Inc. 10.375% 2/15/09	B2	235,000	244,400
HCA, Inc. 7.125% 6/1/06	Ba1	180,000	185,400
PacifiCare Health Systems, Inc. 10.75% 6/1/09 (g)	B3	145,000	146,450
Service Corp. International (SCI) 6.5% 3/15/08	B1	140,000	124,600
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - continued
Triad Hospitals, Inc. 8.75% 5/1/09	B1	$ 120,000	$ 126,000
Unilab Corp. 12.75% 10/1/09	B3	46,000	53,590
			1,134,440
Pharmaceuticals - 0.0%
aaiPharma, Inc. 11% 4/1/10 (g)	Caa1	155,000	144,150
TOTAL HEALTH CARE			1,456,990
INDUSTRIALS - 0.8%
Aerospace & Defense - 0.2%
Raytheon Co. 8.2% 3/1/06	Baa3	500,000	551,381
Building Products - 0.1%
American Standard, Inc. 7.375% 2/1/08	Ba2	130,000	132,600
Commercial Services & Supplies - 0.1%
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	40,000	39,900
Iron Mountain, Inc.:
8.625% 4/1/13	B2	100,000	101,750
8.75% 9/30/09	B2	130,000	132,275
			273,925
Construction & Engineering - 0.0%
Blount, Inc. 7% 6/15/05	Caa1	120,000	105,600
Machinery - 0.3%
Case Corp. 7.25% 1/15/16	Ba2	80,000	61,600
Dunlop Standard Aerospace Holdings PLC 11.875% 5/15/09	B3	120,000	126,600
Joy Global, Inc. 8.75% 3/15/12	B2	155,000	158,100
Roller Bearing Co. of America, Inc. 9.625% 6/15/07	B3	110,000	106,150
Terex Corp. 9.25% 7/15/11	B2	150,000	153,750
Tyco International Group SA yankee:
5.8% 8/1/06	Ba2	190,000	149,975
6.75% 2/15/11	Ba2	200,000	155,314
			911,489
Marine - 0.1%
Teekay Shipping Corp. 8.875% 7/15/11	Ba2	200,000	208,000

Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Road & Rail - 0.0%
TFM SA de CV 12.5% 6/15/12 (g)	B1	$ 70,000	$ 66,675
TOTAL INDUSTRIALS			2,249,670
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.1%
Motorola, Inc. 8% 11/1/11	Baa2	200,000	195,174
Computers & Peripherals - 0.1%
Hewlett-Packard Co. 6.5% 7/1/12	A3	270,000	268,650
Seagate Technology HDD Holdings 8% 5/15/09 (g)	Ba2	70,000	69,650
			338,300
Electronic Equipment & Instruments - 0.1%
ChipPAC International Ltd. 12.75% 8/1/09	B3	230,000	236,900
Flextronics International Ltd. 9.875% 7/1/10	Ba2	100,000	103,500
			340,400
Semiconductor Equipment & Products - 0.1%
Fairchild Semiconductor Corp. 10.375% 10/1/07	B2	175,000	181,125
TOTAL INFORMATION TECHNOLOGY			1,054,999
MATERIALS - 1.0%
Chemicals - 0.3%
Foamex LP/Foamex Capital Corp. 10.75% 4/1/09 (g)	B3	120,000	122,400
Huntsman International LLC 9.875% 3/1/09 (g)	B3	60,000	60,300
IMC Global, Inc. 10.875% 6/1/08	Ba1	160,000	172,800
Lyondell Chemical Co. 9.875% 5/1/07	Ba3	180,000	171,900
Methanex Corp. yankee 7.4% 8/15/02	Ba1	425,000	425,000
			952,400
Containers & Packaging - 0.3%
Owens-Brockway Glass Container, Inc. 8.875% 2/15/09 (g)	B2	200,000	201,000
Owens-Illinois, Inc. 7.35% 5/15/08	B3	190,000	171,000
Riverwood International Corp.:
10.625% 8/1/07	B3	150,000	156,000
10.625% 8/1/07	B3	80,000	84,000
Sealed Air Corp. 8.75% 7/1/08 (g)	Baa3	150,000	155,250
			767,250
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Metals & Mining - 0.2%
AK Steel Corp. 7.75% 6/15/12 (g)	B1	$ 110,000	$ 109,450
Better Minerals & Aggregates Co. 13% 9/15/09	Caa2	110,000	101,200
P&L Coal Holdings Corp. 9.625% 5/15/08	B1	109,000	114,995
Phelps Dodge Corp. 8.75% 6/1/11	Baa3	265,000	271,625
			597,270
Paper & Forest Products - 0.2%
Georgia-Pacific Group:
7.5% 5/15/06	Ba1	115,000	112,125
8.125% 5/15/11	Ba1	205,000	196,800
Weyerhaeuser Co. 6.75% 3/15/12 (g)	Baa2	200,000	207,103
			516,028
TOTAL MATERIALS			2,832,948
TELECOMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 1.1%
AT&T Corp.:
6.5% 3/15/29	Baa2	575,000	396,750
8% 11/15/31 (g)	Baa2	100,000	78,000
British Telecommunications PLC 8.875% 12/15/30	Baa1	250,000	272,292
Citizens Communications Co. 8.5% 5/15/06	Baa2	165,000	159,680
Deutsche Telekom International Finance BV 8.25% 6/15/05 (f)	Baa1	250,000	255,788
FairPoint Communications, Inc. 12.5% 5/1/10	B3	30,000	29,175
NTL Communications Corp. 11.5% 10/1/08 (d)	Ca	350,000	105,000
NTL, Inc. 0% 4/1/08 (d)(e)	Ca	260,000	70,200
Ono Finance PLC 13% 5/1/09	Caa2	265,000	87,450
Qwest Corp. 8.875% 3/15/12 (g)	Baa3	400,000	356,000
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	220,000	220,644
Telefonos de Mexico SA de CV 8.25% 1/26/06	A3	450,000	459,000
Teleglobe Canada, Inc. yankee 7.7% 7/20/29 (d)	C	136,000	2,720
TELUS Corp. 7.5% 6/1/07	Baa2	610,000	547,293
Triton PCS, Inc. 9.375% 2/1/11	B2	200,000	136,000

Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Verizon New York, Inc. 7.375% 4/1/32	A1	$ 95,000	$ 89,609
WorldCom, Inc.:
7.5% 5/15/11 (d)	Ca	410,000	67,650
7.875% 5/15/03 (d)	Ca	75,000	12,375
8.25% 5/15/31 (d)	Ca	340,000	56,100
			3,401,726
Wireless Telecommunication Services - 0.4%
AirGate PCS, Inc. 0% 10/1/09 (e)	Caa1	200,000	40,000
American Tower Corp. 9.375% 2/1/09	Caa1	115,000	64,400
AT&T Wireless Services, Inc.:
7.875% 3/1/11	Baa2	250,000	201,935
8.75% 3/1/31	Baa2	250,000	193,073
Crown Castle International Corp. 10.75% 8/1/11	B3	80,000	51,600
Echostar Broadband Corp. 10.375% 10/1/07	B1	420,000	403,200
Millicom International Cellular SA 13.5% 6/1/06	Caa1	211,000	73,850
Nextel Communications, Inc. 0% 10/31/07 (e)	B3	210,000	109,200
			1,137,258
TOTAL TELECOMMUNICATION SERVICES			4,538,984
UTILITIES - 1.7%
Electric Utilities - 1.2%
Allegheny Energy Supply Co. LLC 8.25% 4/15/12 (g)	Baa2	150,000	158,413
Avon Energy Partners Holdings 6.46% 3/4/08 (g)	Baa3	300,000	292,993
CMS Energy Corp.:
8.375% 7/1/03	B3	220,000	180,400
8.5% 4/15/11	B3	30,000	21,000
Detroit Edison Co. 6.125% 10/1/10	A3	165,000	164,454
Dominion Resources, Inc. 6.25% 6/30/12	Baa1	185,000	184,020
FirstEnergy Corp. 6.45% 11/15/11	Baa2	195,000	189,325
Hydro-Quebec 6.3% 5/11/11	A1	700,000	742,056
Illinois Power Co. 7.5% 6/15/09	Baa2	150,000	141,975
Israel Electric Corp. Ltd. 7.75% 12/15/27 (g)	A3	315,000	263,192
Niagara Mohawk Power Corp. 8.875% 5/15/07	Baa3	75,000	86,292
Pacific Gas & Electric Co.:
6.25% 8/1/03	B3	160,000	156,800
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utilities - continued
Pacific Gas & Electric Co.: - continued
6.25% 3/1/04	B3	$ 60,000	$ 57,600
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	500,000	454,152
Southern California Edison Co. 8.95% 11/3/03	Ba3	200,000	205,000
TECO Energy, Inc. 7% 5/1/12	A3	210,000	220,232
Texas Utilities Co. 6.375% 1/1/08	Baa3	40,000	40,335
			3,558,239
Gas Utilities - 0.2%
Consolidated Natural Gas Co. 6.85% 4/15/11	A3	70,000	72,845
El Paso Energy Corp. 7.75% 1/15/32	Baa2	110,000	102,007
Kinder Morgan Energy Partners LP 7.125% 3/15/12	Baa1	100,000	105,758
Sempra Energy 7.95% 3/1/10	A2	95,000	101,277
Texas Eastern Transmission Corp. 7.3% 12/1/10	A2	185,000	198,043
			579,930
Multi-Utilities & Unregulated Power - 0.3%
AES Corp.:
8% 12/31/08	Ba3	315,000	189,000
9.5% 6/1/09	Ba3	120,000	78,000
Calpine Corp. 8.5% 2/15/11	B1	170,000	111,350
Western Resources, Inc.:
7.875% 5/1/07 (g)	Ba1	110,000	109,175
9.75% 5/1/07 (g)	Ba2	100,000	96,000
Williams Companies, Inc.:
7.125% 9/1/11	Baa3	225,000	182,205
7.5% 1/15/31	Baa2	35,000	25,135
			790,865
TOTAL UTILITIES			4,929,034
TOTAL NONCONVERTIBLE BONDS			48,491,190
TOTAL CORPORATE BONDS (Cost $50,707,172)			48,876,546
U.S. Government and Government Agency Obligations - 7.2%
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - 1.5%
Fannie Mae:
5.5% 5/2/06	Aa2	$ 350,000	$ 367,652
6.25% 2/1/11	Aa2	165,000	173,441
7.125% 6/15/10	Aaa	320,000	360,095
7.25% 5/15/30	Aaa	1,383,000	1,574,850
Freddie Mac:
5.5% 7/15/06	Aaa	530,000	555,911
5.75% 3/15/09	Aaa	700,000	734,194
6.25% 7/15/32	Aaa	166,000	166,896
6.75% 3/15/31	Aaa	244,000	262,208
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			4,195,247
U.S. Treasury Obligations - 5.7%
U.S. Treasury Bills, yield at date of purchase 1.67% to 1.77% 7/5/02 to 8/8/02 (i)	-	1,400,000	1,398,812
U.S. Treasury Bonds:
6.25% 5/15/30	Aaa	945,000	1,023,664
6.625% 2/15/27	Aaa	50,000	56,141
11.25% 2/15/15	Aaa	845,000	1,312,787
U.S. Treasury Notes:
3.375% 4/30/04	Aaa	500,000	505,275
3.5% 11/15/06	Aaa	340,000	333,944
4.75% 11/15/08	Aaa	80,000	81,464
5.75% 11/15/05	Aaa	5,150,000	5,496,018
7% 7/15/06	Aaa	5,800,000	6,478,548
TOTAL U.S. TREASURY OBLIGATIONS			16,686,653
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $20,416,508)			20,881,900
U.S. Government Agency - Mortgage Securities - 11.5%

Fannie Mae - 7.7%
5.5% 2/1/11 to 3/1/32	Aaa	1,743,450	1,706,063
6% 4/1/09 to 6/1/32	Aaa	7,211,841	7,239,921
6.5% 9/1/16 to 5/1/31	Aaa	7,632,305	7,826,854
6.5% 7/1/32 (h)	Aaa	2,552,786	2,601,448
7% 12/1/24 to 2/1/28	Aaa	744,470	775,679
7.5% 5/1/15 to 8/1/28	Aaa	1,807,319	1,904,275
8% 1/1/26	Aaa	406,024	435,222
TOTAL FANNIE MAE			22,489,462
Freddie Mac - 0.1%
7.5% 1/1/27	Aaa	171,948	181,501
U.S. Government Agency - Mortgage Securities - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Government National Mortgage Association - 3.7%
6% 7/1/32 (h)	Aaa	$ 2,000,000	$ 1,996,250
6.5% 10/15/27 to 10/15/31	Aaa	3,650,960	3,744,250
7% 1/15/28 to 3/15/32	Aaa	3,617,209	3,764,203
7% 7/1/32 (h)	Aaa	728,000	755,755
7.5% 6/15/27 to 3/15/28	Aaa	620,814	657,628
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			10,918,086
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $32,823,992)			33,589,049
Asset-Backed Securities - 1.3%

American Express Credit Account Master Trust:
2.19% 12/15/08 (j)	A1	200,000	199,794
6.1% 12/15/06	A1	200,000	210,088
Capital One Master Trust:
2.21% 4/16/07 (j)	A2	200,000	200,079
5.45% 3/16/09	Aaa	400,000	415,356
Chase Manhattan Auto Owner Trust:
5.06% 2/15/08	A2	65,000	66,859
5.07% 2/15/08	Aaa	430,000	438,063
Discover Card Master Trust I 5.75% 12/15/08	Aaa	600,000	630,037
Ford Credit Auto Owner Trust:
5.54% 12/15/05	A1	100,000	103,625
5.71% 9/15/05	A1	90,000	93,980
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	Aaa	270,000	276,197
5.09% 10/18/06	Aaa	145,000	149,736
MBNA Credit Card Master Note Trust 5.75% 10/15/08	Aaa	200,000	210,570
Sears Credit Account Master Trust II:
2.13% 6/16/08 (j)	A1	200,000	199,344
6.75% 9/16/09	Aaa	365,000	394,529
7.5% 11/15/07	A2	200,000	211,360
TOTAL ASSET-BACKED SECURITIES (Cost $3,660,067)			3,799,617
Commercial Mortgage Securities - 1.1%
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
CS First Boston Mortgage Securities Corp.:
sequential pay Series 2000-C1 Class A2, 7.545% 4/15/62	AAA	$ 500,000	$ 560,202
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	160,000	167,904
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 5/10/10	Aaa	500,000	561,630
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. sequential pay Series 2000-C3 Class A2, 6.957% 9/15/35	Aaa	500,000	544,844
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1904% 4/13/31 (j)	Baa3	500,000	492,500
J.P. Morgan Commercial Mortgage Finance Corp. Series 2000-C9 Class A2, 7.77% 10/15/32	Aaa	225,000	252,518
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (g)	Aaa	500,000	530,781
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,903,312)			3,110,379
Foreign Government and Government Agency Obligations - 0.3%

Chilean Republic 7.125% 1/11/12	Baa1	160,000	161,500
Malaysian Government 7.5% 7/15/11	Baa2	110,000	116,875
Ontario Province 6% 2/21/06	Aa3	200,000	212,018
Polish Government 6.25% 7/3/12	Baa1	225,000	225,245
Quebec Province yankee 7.125% 2/9/24	A1	30,000	32,561
United Mexican States 9.875% 2/1/10	Baa2	200,000	223,500
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $943,129)			971,699
Floating Rate Loans - 0.4%
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Wyndham International, Inc. term loan 6.625% 6/30/06 (j)	-	$ 220,000	$ 193,600
CONSUMER STAPLES - 0.1%
Food Products - 0.1%
Suiza Foods Corp. Tranche B term loan 4.11% 7/15/08 (j)	Ba2	249,375	249,998
FINANCIALS - 0.1%
Diversified Financials - 0.1%
American Tower LP Tranche B term loan 4.97% 12/31/07 (j)	B2	150,000	130,500
Nextel Finance Co. Tranche D term loan 4.9375% 3/31/09 (j)	-	450,000	342,000
			472,500
INDUSTRIALS - 0.1%
Commercial Services & Supplies - 0.1%
Allied Waste North America, Inc.:
Tranche B term loan 4.6723% 7/21/06 (j)	Ba3	147,443	147,075
Tranche C term loan 4.9311% 7/21/07 (j)	Ba3	176,932	176,489
			323,564
TOTAL FLOATING RATE LOANS (Cost $1,306,790)			1,239,662
Money Market Funds - 16.6%
	Shares
Fidelity Cash Central Fund, 1.89% (c)	48,332,714	48,332,714
Fidelity Securities Lending Cash Central Fund, 1.93% (c)	207,500	207,500
TOTAL MONEY MARKET FUNDS (Cost $48,540,214)		48,540,214
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $303,077,748)	297,755,316
NET OTHER ASSETS - (2.0)%	(5,696,149)
NET ASSETS - 100%	$ 292,059,167
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
80 S&P 500 Index Contracts	Sept. 2002	$ 19,802,000	$ (135,112)
The face value of futures purchased as a percentage of net assets - 6.8%
Legend
(a) Non-income producing
(b) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,824,083 or 2.3% of net assets.

(h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,398,812.
(j) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

Aaa, Aa, A	24.5%
Baa	5.5%
Ba	2.9%
B	3.4%
Caa, Ca, C	0.7%
D	0.0%
Not Rated	0.3%
Rating percentages include securities rated by a nationally recognized rating agency and may include unrated securities considered by Fidelity to be of comparable quality.

Purchases and sales of securities, other than short-term securities, aggregated $212,667,164 and $212,732,707, respectively, of which long-term U.S. government and government agency obligations aggregated $66,103,383 and $64,745,009, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,666 for the period.
The fund participated in the security lending program during the period. At period end the fund received as collateral U.S. Treasury obligations valued at $27,495.
The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $1,239,662 or 0.4% of net assets.
Income Tax Information

At June 30, 2002, the aggregate cost of investment securities for income tax purposes was $303,343,620. Net unrealized depreciation aggregated $5,588,304, of which $14,080,588 related to appreciated investment securities and $19,668,892 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $12,626,000 of which $1,350,000 and $11,276,000 will expire on December 31, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Fidelity Variable Insurance Products: Balanced Portfolio

Financial Statements

Statement of Assets and Liabilities

	June 30, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $234,995) (cost $303,077,748) - See accompanying schedule		$ 297,755,316
Cash		231,651
Receivable for investments sold		783,150
Receivable for fund shares sold		62,245
Dividends receivable		174,313
Interest receivable		1,677,902
Total assets		300,684,577
Liabilities
Payable for investments purchased Regular delivery	$ 2,012,194
Delayed delivery	5,737,951
Payable for fund shares redeemed	460,650
Accrued management fee	107,826
Distribution fees payable	6,286
Payable for daily variation on futures contracts	38,000
Other payables and accrued expenses	55,003
Collateral on securities loaned, at value	207,500
Total liabilities		8,625,410
Net Assets		$ 292,059,167
Net Assets consist of:
Paid in capital		$ 307,747,748
Undistributed net investment income		4,250,980
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(14,481,994)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(5,457,567)
Net Assets		$ 292,059,167
Initial Class: Net Asset Value, offering price and redemption price per share ($249,061,429 ÷ 20,315,849 shares)		$ 12.26
Service Class: Net Asset Value, offering price and redemption price per share ($22,728,825 ÷ 1,860,840 shares)		$ 12.21
Service Class 2: Net Asset Value, offering price and redemption price per share ($20,268,913 ÷ 1,666,189 shares)		$ 12.16

Statement of Operations

	Six months ended June 30, 2002 (Unaudited)
Investment Income
Dividends		$ 1,037,034
Interest		3,995,906
Security lending		1,639
Total income		5,034,579
Expenses
Management fee	$ 666,631
Transfer agent fees	108,041
Distribution fees	36,400
Accounting and security lending fees	60,017
Non-interested trustees' compensation	520
Custodian fees and expenses	13,282
Audit	14,403
Legal	2,223
Miscellaneous	10,647
Total expenses before reductions	912,164
Expense reductions	(37,361)	874,803
Net investment income (loss)		4,159,776
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,540,557
Foreign currency transactions	508
Futures contracts	(2,317,628)
Total net realized gain (loss)		223,437
Change in net unrealized appreciation (depreciation) on: Investment securities	(29,520,646)
Assets and liabilities in foreign currencies	501
Futures contracts	(451,591)
Total change in net unrealized appreciation (depreciation)		(29,971,736)
Net gain (loss)		(29,748,299)
Net increase (decrease) in net assets resulting from operations		$ (25,588,523)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Balanced Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2002 (Unaudited)	Year ended December 31, 2001
Operations
Net investment income (loss)	$ 4,159,776	$ 8,952,487
Net realized gain (loss)	223,437	(11,271,877)
Change in net unrealized appreciation (depreciation)	(29,971,736)	(2,022,596)
Net increase (decrease) in net assets resulting from operations	(25,588,523)	(4,341,986)
Distributions to shareholders from net investment income	(8,837,001)	(10,202,857)
Share transactions - net increase (decrease)	19,624,427	38,243,415
Total increase (decrease) in net assets	(14,801,097)	23,698,572
Net Assets
Beginning of period	306,860,264	283,161,692
End of period (including undistributed net investment income of $4,250,980 and undistributed net investment income of $8,952,853, respectively)	$ 292,059,167	$ 306,860,264
Other Information:
Share Transactions	Six months ended June 30, 2002 (Unaudited)
	Initial Class	Service Class	Service Class 2
Shares Sold	2,015,450	188,308	470,397
Reinvested	586,697	54,643	37,261
Redeemed	(1,577,150)	(244,988)	(75,647)
Net increase (decrease)	1,024,997	(2,037)	432,011
Dollars Sold	$ 26,634,423	$ 2,467,992	$ 6,140,282
Reinvested	7,644,656	709,812	482,533
Redeemed	(20,334,836)	(3,159,915)	(960,520)
Net increase (decrease)	$ 13,944,243	$ 17,889	$ 5,662,295
Share Transactions	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
Shares Sold	4,491,272	478,642	997,411
Reinvested	636,973	66,778	14,524
Redeemed	(3,194,837)	(597,940)	(111,657)
Net increase (decrease)	1,933,408	(52,520)	900,278

Dollars Sold	$ 61,013,674	$ 6,436,065	$ 13,467,721
Reinvested	9,051,388	946,241	205,228
Redeemed	(43,357,523)	(8,040,756)	(1,478,623)
Net increase (decrease)	$ 26,707,539	$ (658,450)	$ 12,194,326
Distributions	Six months ended June 30, 2002 (Unaudited)
	Initial Class	Service Class	Service Class 2
From net investment income	$ 7,644,656	$ 709,812	$ 482,533
	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 9,051,388	$ 946,241	$ 205,228

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2002	Year ended December 31,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 13.72	$ 14.45	$ 16.00	$ 16.11	$ 14.58	$ 12.23
Income from Investment Operations
Net investment income (loss) E	.18	.42	.48	.45	.44	.44
Net realized and unrealized gain (loss)	(1.25)	(.63)	(1.15)	.24	2.00	2.22
Total from investment operations	(1.07)	(.21)	(.67)	.69	2.44	2.66
Distributions from net investment income	(.39)	(.52)	(.48)	(.37)	(.36)	(.31)
Distributions from net realized gain	-	-	(.35)	(.43)	(.55)	-
Distributions in excess of net realized gain	-	-	(.05)	-	-	-
Total distributions	(.39)	(.52)	(.88)	(.80)	(.91)	(.31)
Net asset value, end of period	$ 12.26	$ 13.72	$ 14.45	$ 16.00	$ 16.11	$ 14.58
Total Return B, C, D	(7.97)%	(1.58)%	(4.30)%	4.55%	17.64%	22.18%
Ratios to Average Net Assets F
Expenses before expense reductions	.56% A	.57%	.58%	.57%	.59%	.61%
Expenses net of voluntary waivers, if any	.56% A	.57%	.58%	.57%	.59%	.61%
Expenses net of all reductions	.54% A	.55%	.56%	.55%	.58%	.60%
Net investment income (loss)	2.70% A	3.11%	3.18%	2.87%	2.94%	3.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 249,126	$ 264,608	$ 250,802	$ 325,371	$ 307,681	$ 214,538
Portfolio turnover rate	161% A	126%	126%	108%	94%	98%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

	Six months ended June 30, 2002	Year ended December 31,
	(Unaudited)	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.66	$ 14.39	$ 15.94	$ 16.07	$ 14.59	$ 14.16
Income from Investment Operations
Net investment income (loss) E	.17	.41	.46	.43	.41	.08
Net realized and unrealized gain (loss)	(1.24)	(.64)	(1.14)	.24	1.98	.35
Total from investment operations	(1.07)	(.23)	(.68)	.67	2.39	.43
Distributions from net investment income	(.38)	(.50)	(.47)	(.37)	(.36)	-
Distributions from net realized gain	-	-	(.35)	(.43)	(.55)	-
Distributions in excess of net realized gain	-	-	(.05)	-	-	-
Total distributions	(.38)	(.50)	(.87)	(.80)	(.91)	-
Net asset value, end of period	$ 12.21	$ 13.66	$ 14.39	$ 15.94	$ 16.07	$ 14.59
Total Return B, C, D	(8.00)%	(1.72)%	(4.38)%	4.43%	17.27%	3.04%
Ratios to Average Net Assets G
Expenses before expense reductions	.66% A	.67%	.68%	.67%	.70%	.71%
Expenses net of voluntary waivers, if any	.66% A	.67%	.68%	.67%	.70%	.71%
Expenses net of all reductions	.64% A	.65%	.66%	.66%	.69%	.71%
Net investment income (loss)	2.60% A	3.01%	3.08%	2.77%	2.79%	3.43%
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,735	$ 25,455	$ 27,563	$ 27,054	$ 9,562	$ 10
Portfolio turnover rate	161% A	126%	126%	108%	94%	98%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

	Six months ended June 30, 2002	Year ended December 31,
	(Unaudited)	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.61	$ 14.37	$ 15.59
Income from Investment Operations
Net investment income (loss) E	.16	.38	.40
Net realized and unrealized gain (loss)	(1.24)	(.63)	(.75)
Total from investment operations	(1.08)	(.25)	(.35)
Distributions from net investment income	(.37)	(.51)	(.47)
Distributions from net realized gain	-	-	(.35)
Distributions in excess of net realized gain	-	-	(.05)
Total distributions	(.37)	(.51)	(.87)
Net asset value, end of period	$ 12.16	$ 13.61	$ 14.37
Total Return B, C, D	(8.10)%	(1.87)%	(2.37)%
Ratios to Average Net Assets G
Expenses before expense reductions	.82% A	.83%	.85%
Expenses net of voluntary waivers, if any	.82% A	.83%	.85%
Expenses net of all reductions	.80% A	.81%	.83%
Net investment income (loss)	2.44% A	2.85%	2.91%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,274	$ 16,798	$ 4,797
Portfolio turnover rate	161% A	126%	126%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Balanced Portfolio

Notes to Financial Statements

For the period ended June 30, 2002 (Unaudited)

1. Significant Accounting Policies.

Balanced Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products: Balanced Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are readily available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales price if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures and options transactions, foreign currency

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

transactions, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the fund's Statements of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .15% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average

Balanced Portfolio

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .43% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 12,492
Service Class 2	23,908
$ 36,400

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annualized rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 92,094
Service Class	8,554
Service Class 2	7,393
$ 108,041

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $451,057 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities. Additional information regarding security lending is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $36,350 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $1,011.

8. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the owners of record of 48% of the total outstanding shares of the fund. In addition, one unaffiliated insurance company was the owner of record of 37% of the total outstanding shares of the fund.

Semiannual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments Money Management, Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPBAL-SANN-0802 157783
1.705697.104

Fidelity® Variable Insurance Products:

Dynamic Capital Appreciation Portfolio

Semiannual Report

June 30, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past six months.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Summary	<Click Here>	A summary of the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

Investors hoping for a U.S. economic and stock market recovery in 2002 got what they were looking for, but only during the first quarter of the year. A dismal second quarter wiped out the U.S. stock markets' gains, pushing a number of equity benchmarks below their post-September 11 lows. The pace of the economic recovery also stalled, further impeding any upward momentum for stock prices. The primary culprit behind the markets' downfall during the overall six-month period ending June 30, 2002, was the lack of faith in Corporate America's balance sheets. High-profile accounting scandals shook investors' confidence, which was already tenuous due to worries about terrorism, earnings shortfalls and layoffs. Of the seven major domestic market sectors tracked by Goldman Sachs, only one - natural resources - had a positive return. Technology, utilities and health care all had double-digit losses. International equities were more immune to the troubles that plagued the U.S., and generally fared better as a result. Japan, Asia-Pacific and emerging-markets stocks were among the best performers in the first half of the year, including South Korea, despite posting one of the worst second-quarter stock market performances in the world. On the fixed-income side, U.S. investment-grade bonds offered steady single-digit gains, but a weaker U.S. dollar led to better returns for government bonds of international developed nations.

U.S. Stock Markets

From Enron to ImClone to WorldCom, a series of alleged fraudulent accounting practices and other questionable activities rocked investors' trust in the integrity of corporate governance during the past six months. As a result, money flowed out of equities as fast as reports of new scandals poured in. With all eyes focused on balance sheets and bookkeeping, it seemed many failed to notice the positive reports coming from the economic front. First quarter GDP - gross domestic product - was surprisingly strong; productivity soared to levels not reached in years; consumer spending continued to be resilient; and the Federal Reserve Board bypassed several opportunities to raise interest rates, leaving them at 40-year lows. Unfortunately, pessimism overwhelmed optimism and left the equity markets with negative returns for the first half of 2002. The blue-chip bellwether Dow Jones Industrial AverageSM, which at one point dipped below the 9,000-point level, fell 6.90% for the six-month period. The tech- and telecom-heavy NASDAQ Composite® Index declined 24.85%, its worst first half since 1974, and the large-cap weighted Standard & Poor's 500SM Index suffered a loss of 13.16%.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia and Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 1.46% during the past six months, a much better showing than most American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P®/TSX Composite Index had a return of -1.65%. Japan did surprisingly well considering the nation's recent economic woes. The Tokyo Stock Exchange Stock Price Index (TOPIX), a broad measure of the Japanese stock market, rose 9.14%. Meanwhile, the MSCI Emerging Markets Free Index, a gauge of emerging-markets equity performance, shrugged off a weak second quarter to gain 2.07% for the overall six-month period.

U.S. Bond Markets

After a slow start, investment-grade bonds surged forward later in the six-month period. In that time, the Lehman Brothers® Aggregate Bond Index - a proxy for taxable-bond performance - returned 3.79%. Mortgage securities were the best performers in the taxable-bond market, returning 4.51% according to the Lehman Brothers Mortgage-Backed Securities Index. Mortgages benefited when a drop in refinancing activity led to lower volatility and more predictable cash flows. Growing demand for higher-yielding, less interest rate sensitive alternatives to Treasuries paced the return of agency bonds, as the Lehman Brothers U.S. Agency Index gained 4.08%. Corporate bonds, however, struggled with bankruptcies and credit downgrades, and the Lehman Brothers Credit Bond Index advanced only 2.63%, compared to a 3.61% return for the Lehman Brothers Treasury Index. The high-yield bond market faced numerous difficulties, culminating in the second quarter, when the Merrill Lynch High Yield Master II Index - a proxy of the overall high-yield bond market - posted its worst quarterly performance ever. The index lost 5.37% for the overall six-month period.

Foreign Bond Markets

For the past several years, a strong U.S. dollar tempered the performance of government bonds elsewhere in the world. But that situation showed signs of reversing during the past six months, as the dollar, after reaching a 15-year high in February on a trade-weighted basis versus foreign currencies, fell slowly but steadily through the remainder of the period. In response, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - jumped 11.84% during the past six months. That return was more than three times higher than the Lehman Brothers Government Bond Index, a proxy for U.S. government bond performance, which returned 3.78%. Emerging-markets debt, one of the strongest performing asset classes entering the period, carried that momentum through the first quarter of 2002. However, a flat return in April, followed by a disappointing May and June, ate away much of the emerging markets' six-month gains. Still, the J.P. Morgan Emerging Markets Bond Index Global - which measures the debt performance of more than 30 emerging-markets nations - had a positive return for the period, up 0.91%.

Semiannual Report

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2002	Past 1 year	Life of fund
Fidelity ® VIP: Dynamic Capital Appreciation - Initial Class	-16.30%	-26.90%
S&P 500 ®	-17.99%	-18.05%
Variable Annuity Capital Appreciation Funds Average	-23.17%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity capital appreciation funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 73 variable annuities. These benchmarks include reinvested dividends and capital gains, if any. Lipper has created additional comparison categories that group variable annuities according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed under the $10,000 chart on this page.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, September 25, 2000.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio - Initial Class on September 25, 2000, when the fund started. As the chart shows, by June 30, 2002, the value of the investment would have been $5,757 - a 42.43% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,042 - a 29.58% decrease.

The Lipper variable annuity multi-cap core funds average reflects the performance of variable annuities with similar portfolio characteristics and capitalization. The variable annuity multi-cap supergroup average reflects the performance of variable annuities with similar capitalization. As of June 30, 2002, the one year average annual total return for the variable annuity multi-cap core was -17.69%. The one year average annual total return for the variable annuity multi-cap supergroup average was -18.43%.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Performance for Service Class share reflects an asset-based service fee (12b-1 fee). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2002	Past 1 year	Life of fund
Fidelity ® VIP: Dynamic Capital Appreciation - Service Class	-16.33%	-26.98%
S&P 500 ®	-17.99%	-18.05%
Variable Annuity Capital Appreciation Funds Average	-23.17%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity capital appreciation funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 73 variable annuities. These benchmarks include reinvested dividends and capital gains, if any. Lipper has created additional comparison categories that group variable annuities according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed under the $10,000 chart on this page.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, September 25, 2000.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio - Service Class on September 25, 2000, when the fund started. As the chart shows, by June 30, 2002, the value of the investment would have been $5,747 - a 42.53% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,042 - a 29.58% decrease.

The Lipper variable annuity multi-cap core funds average reflects the performance of variable annuities with similar portfolio characteristics and capitalization. The variable annuity multi-cap supergroup average reflects the performance of variable annuities with similar capitalization. As of June 30, 2002, the one year average annual total return for the variable annuity multi-cap core was -17.69%. The one year average annual total return for the variable annuity multi-cap supergroup average was -18.43%.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Performance for Service Class 2 share reflects an asset-based service fee (12b-1 fee). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2002	Past 1 year	Life of fund
Fidelity ® VIP: Dynamic Capital Appreciation - Service Class 2	-16.35%	-27.05%
S&P 500 ®	-17.99%	-18.05%
Variable Annuity Capital Appreciation Funds Average	-23.17%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity capital appreciation funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 73 variable annuities. These benchmarks include reinvested dividends and capital gains, if any. Lipper has created additional comparison categories that group variable annuities according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed under the $10,000 chart on this page.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, September 25, 2000.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio - Service Class 2 on September 25, 2000, when the fund started. As the chart shows, by June 30, 2002, the value of the investment would have been $5,737 - a 42.63% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,042 - an 29.58% decrease.

The Lipper variable annuity multi-cap core funds average reflects the performance of variable annuities with similar portfolio characteristics and capitalization. The variable annuity multi-cap supergroup average reflects the performance of variable annuities with similar capitalization. As of June 30, 2002, the one year average annual total return for the variable annuity multi-cap core was -17.69%. The one year average annual total return for the variable annuity multi-cap supergroup average was -18.43%.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Fergus Shiel, Portfolio Manager of Dynamic Capital Appreciation Portfolio

Q. How did the fund perform, Fergus?

A. For the six-month period ending June 30, 2002, the fund outperformed the Standard & Poor's 500 Index, which fell 13.16%. The fund also outperformed the variable annuity capital appreciation funds average tracked by Lipper Inc., which fell 16.14% during the same period. For the 12 months ending June 30, 2002, the fund outperformed the S&P 500 index and peer group average, which slid 17.99% and 23.17%, respectively.

Q. Why did the fund outperform its index and peer group average during the past six months?

A. I reduced the fund's large technology weighting early in the period, particularly in networking stocks. This proved to be a good decision, as technology stocks performed poorly on average as the period progressed. I took this approach for two reasons. First, technology stocks rallied sharply in the weeks following September 11, and I saw an opportunity to sell some of the fundamentally weaker companies that had bounced back from their bottom price levels. Second, I felt investors were no longer willing to reward the future growth prospects of technology companies, such as fund holdings Juniper Networks and CIENA, even if they had strong product cycles. While I eliminated these stocks from the fund, I wish I'd come to this conclusion earlier in 2001 because it could have saved shareholders from incurring losses last year. Elsewhere, keeping the fund's other major strategy intact - an emphasis on food, beverage and tobacco stocks - worked out relatively well, as the economy remained erratic and investors grew attracted to the high dividend yields and stable earnings growth of these companies. Additionally, I added some large, new positions in the consumer durables sector, namely upholstery fabric manufacturer Culp and furniture maker La Z Boy. Both companies reported strong earnings growth and were top performers for the fund. La Z Boy was no longer held at period end.

Q. Would the shift in technology explain why the fund's top-10 positions are noticeably different from six months ago?

A. Absolutely. I reduced or eliminated some of our largest holdings - including Micron Technology, Taiwan Semiconductor and Sybase - to lock in profits during the technology rally that I mentioned earlier. In turn, I felt current top-10 holdings Culp, First Data and Xerox were more attractive investments for a number of reasons, such as their stable current earnings growth rates. In the case of Xerox, I bought it as a turnaround story and added to our positions when the stock plummeted following a Securities and Exchange Commission investigation into its accounting. As it turned out, Xerox was our biggest detractor, but I held on to it because I believed the company's new management would succeed in improving its profitability.

Q. The fund emphasized energy services stocks within the energy sector. How did this strategy unfold?

A. I felt these companies could benefit from an improving economy, which would likely boost demand for energy and, in turn, could increase the exploration and production of oil and gas. Nearly all the potentially strong earnings growth and stock appreciation in the energy sector is in the services companies, which help the large integrated energy suppliers get the oil and gas out of the ground. For most of the period, this strategy was helpful, as another drilling cycle ensued. But many of these stocks gave back a good portion of their gains near the end of the period when some industry analysts reduced the group's growth forecasts, affecting our holdings in GlobalSantaFe, Nabors Industries and Noble Drilling. I sold the latter two stocks from the portfolio.

Q. What's your outlook?

A. It's been a difficult equity-investing climate and could remain so for some time. The S&P 500 index is down roughly 30% from its all-time high set in March of 2000, but that isn't much of a retrenchment considering it gained more than 20% year after year in the late 1990s. Currently, I don't see many catalysts on the horizon that could drive the broader equity market higher. On the bright side, it's taken more than two years for the market's current level of capitulation to occur, which has given investors an extended period of time to react to this downtrend. I expect there to be some good opportunities in specific stocks going forward, but if the economy remains in a quagmire, those opportunities may only exist at share prices lower than those present at the end of the period.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks capital appreciation

Start date: September 25, 2000

Size: as of June 30, 2002, more than $7 million

Manager: J. Fergus Shiel, since inception; joined Fidelity in 1989

3

Semiannual Report

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio

Investment Summary

Top Five Stocks as of June 30, 2002
% of fund's net assets
Philip Morris Companies, Inc.	8.2
RJ Reynolds Tobacco Holdings, Inc.	6.8
Culp, Inc.	6.6
Merrill Lynch & Co., Inc.	5.7
UST, Inc.	3.9
31.2
Top Five Market Sectors as of June 30, 2002
% of fund's net assets
Consumer Staples	22.4
Consumer Discretionary	17.0
Financials	15.9
Information Technology	15.0
Energy	9.8
Asset Allocation as of June 30, 2002
% of fund's net assets *
Stocks	93.6%
Short-Term Investments and Net Other Assets	6.4%

* Foreign investments	7.2%

Semiannual Report

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio

Investments June 30, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 17.0%
Hotels, Restaurants & Leisure - 0.6%
Jurys Doyle Hotel Group PLC (United Kingdom)	4,000	$ 40,594
Household Durables - 0.8%
Tupperware Corp.	2,600	54,054
Media - 2.2%
AOL Time Warner, Inc. (a)	1,400	20,594
Charter Communications, Inc. Class A (a)	10,000	40,800
EchoStar Communications Corp. Class A (a)	5,090	94,470
		155,864
Specialty Retail - 4.9%
Best Buy Co., Inc. (a)	400	14,520
Office Depot, Inc. (a)	400	6,720
Officemax, Inc. (a)	18,500	108,965
PETsMART, Inc. (a)	7,000	112,280
Pier 1 Imports, Inc.	5,000	105,000
		347,485
Textiles Apparel & Luxury Goods - 8.5%
Culp, Inc. (a)	29,100	468,801
Unifi, Inc. (a)	12,500	136,250
		605,051
TOTAL CONSUMER DISCRETIONARY		1,203,048
CONSUMER STAPLES - 22.4%
Food Products - 0.6%
IAWS Group PLC (Ireland)	5,000	43,608
Tobacco - 21.8%
Loews Corp. - Carolina Group	7,600	205,580
Philip Morris Companies, Inc.	13,200	576,577
RJ Reynolds Tobacco Holdings, Inc.	9,000	483,750
UST, Inc.	8,000	272,000
		1,537,907
TOTAL CONSUMER STAPLES		1,581,515
ENERGY - 9.8%
Energy Equipment & Services - 9.8%
ENSCO International, Inc.	4,100	111,766
GlobalSantaFe Corp.	6,500	177,775
Oceaneering International, Inc. (a)	1,200	32,400
Rowan Companies, Inc.	6,800	145,860
Transocean, Inc.	5,500	171,325
Weatherford International Ltd. (a)	1,200	51,840
		690,966
FINANCIALS - 15.9%
Banks - 2.3%
Bank of America Corp.	300	21,108

	Shares	Value (Note 1)
Bank One Corp.	1,400	$ 53,872
Wachovia Corp.	2,319	88,539
		163,519
Diversified Financials - 13.6%
Charles Schwab Corp.	10,500	117,600
E*TRADE Group, Inc. (a)	14,000	76,440
Lehman Brothers Holdings, Inc.	700	43,764
Merrill Lynch & Co., Inc.	9,900	400,950
Morgan Stanley	4,800	206,784
Providian Financial Corp.	15,000	88,200
SEI Investments Co.	1,100	30,987
		964,725
TOTAL FINANCIALS		1,128,244
HEALTH CARE - 4.6%
Health Care Equipment & Supplies - 0.5%
Nobel Biocare Holding AG (a)	500	34,757
Health Care Providers & Services - 3.0%
HCA, Inc.	1,300	61,750
Tenet Healthcare Corp. (a)	1,900	135,945
UnitedHealth Group, Inc.	200	18,310
		216,005
Pharmaceuticals - 1.1%
Bristol-Myers Squibb Co.	500	12,850
Eli Lilly & Co.	100	5,640
Johnson & Johnson	200	10,452
Merck & Co., Inc.	300	15,192
Pfizer, Inc.	300	10,500
Schering-Plough Corp.	200	4,920
Wyeth	300	15,360
		74,914
TOTAL HEALTH CARE		325,676
INDUSTRIALS - 8.8%
Airlines - 0.1%
Ryanair Holdings PLC warrants (UBS Warrant Programme) 2/25/04 (a)	1,521	9,422
Commercial Services & Supplies - 5.5%
First Data Corp.	5,000	186,000
Paychex, Inc.	3,000	93,870
Viad Corp.	4,100	106,600
		386,470
Industrial Conglomerates - 1.0%
Tyco International Ltd.	5,000	67,550
Marine - 2.2%
Irish Continental Group PLC	20,000	158,576
TOTAL INDUSTRIALS		622,018
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - 15.0%
Communications Equipment - 2.0%
Cisco Systems, Inc. (a)	10,000	$ 139,500
Computers & Peripherals - 1.1%
Dell Computer Corp. (a)	3,000	78,420
Internet Software & Services - 1.4%
Yahoo!, Inc. (a)	6,900	101,844
IT Consulting & Services - 0.2%
Electronic Data Systems Corp.	300	11,145
Office Electronics - 3.7%
Xerox Corp. (a)	37,700	262,769
Semiconductor Equipment & Products - 5.0%
Altera Corp. (a)	5,000	68,000
Linear Technology Corp.	2,000	62,860
Micron Technology, Inc. (a)	2,000	40,440
Semtech Corp. (a)	1,600	42,720
Texas Instruments, Inc.	3,000	71,100
Xilinx, Inc. (a)	3,000	67,290
		352,410
Software - 1.6%
Oracle Corp. (a)	12,000	113,640
TOTAL INFORMATION TECHNOLOGY		1,059,728
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
AT&T Corp.	600	6,420
TOTAL COMMON STOCKS (Cost $6,697,742)		6,617,615
Money Market Funds - 9.2%
Fidelity Cash Central Fund, 1.89% (b) (Cost $646,613)	646,613	646,613
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $7,344,355)		7,264,228
NET OTHER ASSETS - (2.8)%		(195,853)
NET ASSETS - 100%		$ 7,068,375
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $15,912,238 and $13,676,735, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,790 for the period.
Income Tax Information

At June 30, 2002, the aggregate cost of investment securities for income tax purposes was $7,425,506. Net unrealized depreciation aggregated $161,278, of which $543,055 related to appreciated investment securities and $704,333 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $1,702,000 of which $8,000 and $1,694,000 will expire on December 31, 2008 and 2009, respectively.
The fund intends to elect to defer to its fiscal year ending December 31, 2002 approximately $30,000 of losses recognized during the period November 1, 2001 to December 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Dynamic Capital Appreciation Portfolio

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio

Financial Statements

Statement of Assets and Liabilities

	June 30, 2002 (Unaudited)
Assets
Investment in securities, at value (cost $7,344,355) - See accompanying schedule		$ 7,264,228
Receivable for investments sold		138,403
Receivable for fund shares sold		13,303
Dividends receivable		17,858
Interest receivable		403
Receivable from investment adviser for expense reductions		2,014
Total assets		7,436,209
Liabilities
Payable for investments purchased	$ 301,085
Payable for fund shares redeemed	47,838
Distribution fees payable	1,311
Other payables and accrued expenses	17,600
Total liabilities		367,834
Net Assets		$ 7,068,375
Net Assets consist of:
Paid in capital		$ 8,921,351
Undistributed net investment income		2,316
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,775,272)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(80,020)
Net Assets		$ 7,068,375
Initial Class: Net Asset Value, offering price and redemption price per share ($622,642 ÷ 108,228 shares)		$ 5.75
Service Class: Net Asset Value, offering price and redemption price per share ($1,042,108 ÷ 181,517 shares)		$ 5.74
Service Class 2: Net Asset Value, offering price and redemption price per share ($5,403,625 ÷ 943,544 shares)		$ 5.73

Statement of Operations

	Six months ended June 30, 2002 (Unaudited)
Investment Income
Dividends		$ 54,348
Interest		3,569
Total income		57,917
Expenses
Management fee	$ 19,549
Transfer agent fees	4,194
Distribution fees	6,906
Accounting fees and expenses	30,001
Non-interested trustees' compensation	11
Custodian fees and expenses	13,183
Audit	12,360
Legal	38
Miscellaneous	3,084
Total expenses before reductions	89,326
Expense reductions	(33,358)	55,968
Net investment income (loss)		1,949
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,832)
Foreign currency transactions	347
Total net realized gain (loss)		(1,485)
Change in net unrealized appreciation (depreciation) on: Investment securities	(529,330)
Assets and liabilities in foreign currencies	115
Total change in net unrealized appreciation (depreciation)		(529,215)
Net gain (loss)		(530,700)
Net increase (decrease) in net assets resulting from operations		$ (528,751)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended June 30, 2002 (Unaudited)	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,949	$ (6,616)
Net realized gain (loss)	(1,485)	(1,599,497)
Change in net unrealized appreciation (depreciation)	(529,215)	554,825
Net increase (decrease) in net assets resulting from operations	(528,751)	(1,051,288)
Distributions to shareholders from net investment income	-	(3,683)
Share transactions - net increase (decrease)	2,320,176	3,725,262
Total increase (decrease) in net assets	1,791,425	2,670,291
Net Assets
Beginning of period	5,276,950	2,606,659
End of period (including undistributed net investment income of $2,316 and undistributed net investment income of $367, respectively)	$ 7,068,375	$ 5,276,950
Other Information:
Share Transactions	Six months ended June 30, 2002 (Unaudited)
Shares	Initial Class	Service Class	Service Class 2
Sold	50,562	187,279	360,497
Redeemed	(6,174)	(155,972)	(69,629)
Net increase (decrease)	44,388	31,307	290,868

Dollars Sold	$ 315,365	$ 1,177,247	$ 2,257,425
Redeemed	(37,830)	(970,318)	(421,713)
Net increase (decrease)	$ 277,535	$ 206,929	$ 1,835,712

	Year ended December 31, 2001
Shares	Initial Class	Service Class	Service Class 2
Sold	41,799	295,206	552,493
Reinvested	36	118	285
Redeemed	(7,996)	(239,245)	(81,880)
Net increase (decrease)	33,839	56,079	470,898

Dollars Sold	$ 270,531	$ 1,993,557	$ 3,585,628
Reinvested	300	992	2,391
Redeemed	(45,240)	(1,609,217)	(473,680)
Net increase (decrease)	$ 225,591	$ 385,332	$ 3,114,339

Distributions	Six months ended June 30, 2002 (Unaudited)
	Initial Class	Service Class	Service Class 2
From net investment income	$ -	$ -	$ -
From net realized gain	-	-	-
Total	$ -	$ -	$ -

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 300	$ 992	$ 2,391
From net realized gain	-	-	-
Total	$ 300	$ 992	$ 2,391

See accompanying notes which are an integral part of the financial statements.

Dynamic Capital Appreciation Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2002	Years ended December 31,
	(Unaudited)	2001	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.10	$ 8.52	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	-	.01
Net realized and unrealized gain (loss)	(.36)	(2.41)	(1.49)
Total from investment operations	(.35)	(2.41)	(1.48)
Distributions from net investment income	-	(.01)	-
Net asset value, end of period	$ 5.75	$ 6.10	$ 8.52
Total ReturnB, C, D	(5.74)%	(28.32)%	(14.80)%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.54%A	3.59%	10.18%A
Expenses net of voluntary waivers, if any	1.50%A	1.50%	1.50%A
Expenses net of all reductions	1.45%A	1.43%	1.50%A
Net investment income (loss)	.26%A	.02%	.47%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 623	$ 390	$ 256
Portfolio turnover rate	440%A	432%	295%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period September 25, 2000 (commencement of operations) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

	Six months ended June 30, 2002	Years ended December 31,
	(Unaudited)	2001	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.09	$ 8.52	$ 10.00
Income from Investment Operations
Net investment income (loss) E	-	(.01)	.01
Net realized and unrealized gain (loss)	(.35)	(2.41)	(1.49)
Total from investment operations	(.35)	(2.42)	(1.48)
Distributions from net investment income	-	(.01)	-
Net asset value, end of period	$ 5.74	$ 6.09	$ 8.52
Total ReturnB, C, D	(5.75)%	(28.44)%	(14.80)%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.50%A	3.63%	10.30%A
Expenses net of voluntary waivers, if any	1.60%A	1.60%	1.60%A
Expenses net of all reductions	1.56%A	1.53%	1.60%A
Net investment income (loss)	.16%A	(.08)%	.36%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,042	$ 915	$ 802
Portfolio turnover rate	440%A	432%	295%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period September 25, 2000 (commencement of operations) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

	Six months ended June 30, 2002	Years ended December 31,
	(Unaudited)	2001	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.09	$ 8.52	$ 10.00
Income from Investment Operations
Net investment income (loss) E	-	(.01)	-
Net realized and unrealized gain (loss)	(.36)	(2.41)	(1.48)
Total from investment operations	(.36)	(2.42)	(1.48)
Distributions from net investment income	-	(.01)	-
Net asset value, end of period	$ 5.73	$ 6.09	$ 8.52
Total ReturnB, C, D	(5.91)%	(28.44)%	(14.80)%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.68%A	3.77%	10.49%A
Expenses net of voluntary waivers, if any	1.75%A	1.75%	1.75%A
Expenses net of all reductions	1.70%A	1.68%	1.75%A
Net investment income (loss)	.01%A	(.23)%	.21%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,404	$ 3,972	$ 1,549
Portfolio turnover rate	440%A	432%	295%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period September 25, 2000 (commencement of operations) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Dynamic Capital Appreciation Portfolio

Notes to Financial Statements

For the period ended June 30, 2002 (Unaudited)

1. Significant Accounting Policies.

Dynamic Capital Appreciation Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are readily available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged ..28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 543
Service Class 2	6,363
$ 6,906

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annualized rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 645
Service Class	488
Service Class 2	3,061
$ 4,194

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $3,453 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Dynamic Capital Appreciation Portfolio

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Initial Class	1.50%	$ 2,972
Service Class	1.60%	4,883
Service Class 2	1.75%	23,824
		$ 31,679

Certain security trades were directed to brokers who paid $1,679 of the fund's expenses.

7. Other Information.

Two unaffiliated insurance companies were the owners of record of 66% of the total outstanding shares of the fund.

Semiannual Report

Semiannual Report

Dynamic Capital Appreciation Portfolio

Semiannual Report

Dynamic Capital Appreciation Portfolio

Semiannual Report

Dynamic Capital Appreciation Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VIPDCA-SANN-0802 157763
1.761772.101

Fidelity® Variable Insurance Products:

Growth Opportunities Portfolio

Semiannual Report

June 30, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past six months.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Summary	<Click Here>	A summary of the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

>

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

Investors hoping for a U.S. economic and stock market recovery in 2002 got what they were looking for, but only during the first quarter of the year. A dismal second quarter wiped out the U.S. stock markets' gains, pushing a number of equity benchmarks below their post-September 11 lows. The pace of the economic recovery also stalled, further impeding any upward momentum for stock prices. The primary culprit behind the markets' downfall during the overall six-month period ending June 30, 2002, was the lack of faith in Corporate America's balance sheets. High-profile accounting scandals shook investors' confidence, which was already tenuous due to worries about terrorism, earnings shortfalls and layoffs. Of the seven major domestic market sectors tracked by Goldman Sachs, only one - natural resources - had a positive return. Technology, utilities and health care all had double-digit losses. International equities were more immune to the troubles that plagued the U.S., and generally fared better as a result. Japan, Asia-Pacific and emerging-markets stocks were among the best performers in the first half of the year, including South Korea, despite posting one of the worst second-quarter stock market performances in the world. On the fixed-income side, U.S. investment-grade bonds offered steady single-digit gains, but a weaker U.S. dollar led to better returns for government bonds of international developed nations.

U.S. Stock Markets

From Enron to ImClone to WorldCom, a series of alleged fraudulent accounting practices and other questionable activities rocked investors' trust in the integrity of corporate governance during the past six months. As a result, money flowed out of equities as fast as reports of new scandals poured in. With all eyes focused on balance sheets and bookkeeping, it seemed many failed to notice the positive reports coming from the economic front. First quarter GDP - gross domestic product - was surprisingly strong; productivity soared to levels not reached in years; consumer spending continued to be resilient; and the Federal Reserve Board bypassed several opportunities to raise interest rates, leaving them at 40-year lows. Unfortunately, pessimism overwhelmed optimism and left the equity markets with negative returns for the first half of 2002. The blue-chip bellwether Dow Jones Industrial AverageSM, which at one point dipped below the 9,000-point level, fell 6.90% for the six-month period. The tech- and telecom-heavy NASDAQ Composite® Index declined 24.85%, its worst first half since 1974, and the large-cap weighted Standard & Poor's 500SM Index suffered a loss of 13.16%.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia and Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 1.46% during the past six months, a much better showing than most American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P®/TSX Composite Index had a return of -1.65%. Japan did surprisingly well considering the nation's recent economic woes. The Tokyo Stock Exchange Stock Price Index (TOPIX), a broad measure of the Japanese stock market, rose 9.14%. Meanwhile, the MSCI Emerging Markets Free Index, a gauge of emerging-markets equity performance, shrugged off a weak second quarter to gain 2.07% for the overall six-month period.

U.S. Bond Markets

After a slow start, investment-grade bonds surged forward later in the six-month period. In that time, the Lehman Brothers® Aggregate Bond Index - a proxy for taxable-bond performance - returned 3.79%. Mortgage securities were the best performers in the taxable-bond market, returning 4.51% according to the Lehman Brothers Mortgage-Backed Securities Index. Mortgages benefited when a drop in refinancing activity led to lower volatility and more predictable cash flows. Growing demand for higher-yielding, less interest rate sensitive alternatives to Treasuries paced the return of agency bonds, as the Lehman Brothers U.S. Agency Index gained 4.08%. Corporate bonds, however, struggled with bankruptcies and credit downgrades, and the Lehman Brothers Credit Bond Index advanced only 2.63%, compared to a 3.61% return for the Lehman Brothers Treasury Index. The high-yield bond market faced numerous difficulties, culminating in the second quarter, when the Merrill Lynch High Yield Master II Index - a proxy of the overall high-yield bond market - posted its worst quarterly performance ever. The index lost 5.37% for the overall six-month period.

Foreign Bond Markets

For the past several years, a strong U.S. dollar tempered the performance of government bonds elsewhere in the world. But that situation showed signs of reversing during the past six months, as the dollar, after reaching a 15-year high in February on a trade-weighted basis versus foreign currencies, fell slowly but steadily through the remainder of the period. In response, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - jumped 11.84% during the past six months. That return was more than three times higher than the Lehman Brothers Government Bond Index, a proxy for U.S. government bond performance, which returned 3.78%. Emerging-markets debt, one of the strongest performing asset classes entering the period, carried that momentum through the first quarter of 2002. However, a flat return in April, followed by a disappointing May and June, ate away much of the emerging markets' six-month gains. Still, the J.P. Morgan Emerging Markets Bond Index Global - which measures the debt performance of more than 30 emerging-markets nations - had a positive return for the period, up 0.91%.

Semiannual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended June 30, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity ® VIP: Growth Opportunities - Initial Class	-18.61%	-2.07%	6.74%
S&P 500 ®	-17.99%	3.66%	12.66%
Variable Annuity Growth Funds Average	-21.57%	2.43%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity growth funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 337 variable annuities. These benchmarks include reinvested dividends and capital gains, if any. Lipper has created additional comparison categories that group variable annuities according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed under the $10,000 chart on this page.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Growth Opportunities Portfolio - Initial Class on January 3, 1995, when the fund started. As the chart shows, by June 30, 2002, the value of the investment would have grown to $16,297 - a 62.97% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $24,426 - a 144.26% increase.

The Lipper variable annuity large-cap core funds average reflects the performance of variable annuities with similar portfolio characteristics and capitalization. The variable annuity large-cap supergroup average reflects the performance of variable annuities with similar capitalization. As of June 30, 2002, the one year and five year average annual total returns for the variable annuity large-cap core were -19.09% and 1.96%, respectively. The one year and five year average annual total returns for the variable annuity large-cap supergroup average were -20.84% and 2.01%, respectively.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended June 30, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Growth Opportunities - Service Class	-18.69%	-2.15%	6.68%
S&P 500 ®	-17.99%	3.66%	12.66%
Variable Annuity Growth Funds Average	-21.57%	2.43%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity growth funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 337 variable annuities. These benchmarks include reinvested dividends and capital gains, if any. Lipper has created additional comparison categories that group variable annuities according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed under the $10,000 chart on this page.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Growth Opportunities Portfolio - Service Class on January 3, 1995, when the fund started. As the chart shows, by June 30, 2002, the value of the investment would have grown to $16,231 - a 62.31% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $24,426 - a 144.26% increase.

The Lipper variable annuity large-cap core funds average reflects the performance of variable annuities with similar portfolio characteristics and capitalization. The variable annuity large-cap supergroup average reflects the performance of variable annuities with similar capitalization. As of June 30, 2002, the one year and five year average annual total returns for the variable annuity large-cap core were -19.09% and 1.96%, respectively. The one year and five year average annual total returns for the variable annuity large-cap supergroup average were -20.84% and 2.01%, respectively.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended June 30, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Growth Opportunities - Service Class 2	-18.82%	-2.23%	6.62%
S&P 500®	-17.99%	3.66%	12.66%
Variable Annuity Growth Funds Average	-21.57%	2.43%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity growth funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 337 variable annuities. These benchmarks include reinvested dividends and capital gains, if any. Lipper has created additional comparison categories that group variable annuities according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed under the $10,000 chart on this page.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Growth Opportunities Portfolio - Service Class 2 on January 3, 1995, when the fund started. As the chart shows, by June 30, 2002, the value of the investment would have grown to $16,163 - a 61.63% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $24,426 - a 144.26% increase.

The Lipper variable annuity large-cap core funds average reflects the performance of variable annuities with similar portfolio characteristics and capitalization. The variable annuity large-cap supergroup average reflects the performance of variable annuities with similar capitalization. As of June 30, 2002, the one year and five year average annual total returns for the variable annuity large-cap core were -19.09% and 1.96%, respectively. The one year and five year average annual total returns for the variable annuity large-cap supergroup average were -20.84% and 2.01%, respectively.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Bettina Doulton, Portfolio Manager of Growth Opportunities Portfolio

Q. How did the fund perform, Bettina?

A. For the six-month period ending June 30, 2002, the fund performed in line with its benchmark index, the Standard & Poor's 500, which declined 13.16%, and outperformed the variable annuity growth funds average tracked by Lipper Inc., which fell 15.38%. The same was true for the 12 months ending June 30, 2002, as the fund performed comparably to the S&P 500's 17.99% decline and beat the Lipper peer average return of -21.57%.

Q. The fund and its benchmarks all posted negative returns during the past six months. Why?

A. The investing landscape was challenging on many levels. While economic growth accelerated from its weak levels of the second half of 2001, driven by inventory rebuilding and strong consumer spending, corporate profits and capital expenditures continued to disappoint. In addition, investor confidence was sapped by a series of corporate accounting improprieties. Given that valuations were not that attractive, these setbacks resulted in general market turbulence and weakness, and price collapses in a number of stocks. Against this backdrop, the fund held its own versus its benchmarks, even outperforming the average return of growth funds in the Lipper peer universe, but I'm disappointed it didn't do better.

Q. How did you feel about the fund's positioning at the period's outset?

A. Coming into the period, there were two schools of thought. One was that the 2001 interest rates cuts would be enough to kick the economy into high gear. The other, less-bullish camp felt that neither the economy nor the market would improve unless we saw stronger corporate profits. I fell into the latter group, and positioned the fund accordingly. Unfortunately, several disappointments among the fund's top-10 holdings overwhelmed what I felt was an otherwise well-positioned portfolio.

Q. Why did a few disappointments hurt the fund's return to such an extent?

A. Because they're such a large percentage of the fund's net assets, I expect and need the fund's top-10 positions to lead its performance. Any mistakes here can really hurt our overall return. Unfortunately, the fund's four largest positions on average during the past six months - Microsoft, Citigroup, Pfizer and General Electric - were all among its worst performers. Two smaller positions, Tyco International and Bristol-Myers Squibb, also were big detractors. Tyco - which I've since sold - suffered as it changed its growth strategy and ran into funding problems at its recently acquired financial services operations. Bristol-Myers Squibb stumbled as it dramatically lowered its 2002 earnings guidance and reported disappointing clinical trial results for its hoped-for heart failure drug.

Q. What worked well for the fund during the past six months?

A. Underweighting technology and telecommunication services was a major contributor to the fund's relative performance, as both sectors continued to face weak demand. Generally, companies in these sectors have not sufficiently restructured their business models to generate decent levels of profitability unless revenues recover robustly. Strong stock selection in consumer staples also was a plus. Gillette and Coca-Cola, both among the fund's 10 largest positions at the end of the period, helped mitigate the losses of the large holdings I mentioned earlier. Kraft Foods was another strong performer in this space. Danaher and Black & Decker also contributed meaningfully to performance, as investors sought out companies with cyclical exposure to a recovery in the economy.

Q. Were there any other disappointments?

A. The fund's basket of brokerage-related stocks fared poorly. Citigroup, Morgan Stanley and Merrill Lynch, all market-sensitive financials that did well in the back half of 2001, have been a disappointment so far this year. Additionally, despite strong fundamentals, drug stock Pfizer was dragged down by an industry that continues to contend with patent expirations, stiffer generic competition and concerns about slowing earnings growth.

Q. What's your outlook, Bettina?

A. Barring a sudden reacceleration of the economic recovery, I wouldn't expect much of a shift in the fund's current positioning. What I'd like to see is an increase in capital spending, but I don't think that will happen soon as long as profit growth remains anemic and the economy continues to struggle. In the meantime, I'll be opportunistic, looking for the best relative growth I can find at reasonable prices, as well as for stocks that have disappointed but have attractive valuations and strong franchises.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: to provide capital growth

Start date: January 3, 1995

Size: as of June 30, 2002, more than $784 million

Manager: Bettina Doulton, since 2000; joined Fidelity in 1986

3

Semiannual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Investment Summary

Top Five Stocks as of June 30, 2002
% of fund's net assets
Microsoft Corp.	5.7
Pfizer, Inc.	3.9
Citigroup, Inc.	3.8
Gillette Co.	3.5
General Electric Co.	3.3
20.2
Top Five Market Sectors as of June 30, 2002
% of fund's net assets
Financials	19.5
Consumer Discretionary	16.4
Health Care	14.1
Consumer Staples	13.4
Information Technology	11.2
Asset Allocation as of June 30, 2002
% of fund's net assets *
Stocks and Equity Futures	97.3%
Bonds	0.1%
Short-Term Investments and Net Other Assets	2.6%

* Foreign investments	3.1%

Semiannual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Investments June 30, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 94.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 16.3%
Hotels, Restaurants & Leisure - 1.2%
Harrah's Entertainment, Inc. (a)	11,500	$ 510,025
Marriott International, Inc. Class A	19,100	726,755
McDonald's Corp.	243,800	6,936,110
Starwood Hotels & Resorts Worldwide, Inc. unit	29,300	963,677
		9,136,567
Household Durables - 0.2%
Black & Decker Corp.	26,170	1,261,394
Internet & Catalog Retail - 0.3%
Amazon.com, Inc. (a)	141,400	2,297,750
Leisure Equipment & Products - 0.3%
Eastman Kodak Co.	82,900	2,418,193
Media - 7.5%
AOL Time Warner, Inc. (a)	493,500	7,259,385
Clear Channel Communications, Inc. (a)	107,600	3,445,352
Comcast Corp. Class A (special) (a)	225,000	5,364,000
Fox Entertainment Group, Inc. Class A (a)	436,600	9,496,050
McGraw-Hill Companies, Inc.	6,400	382,080
News Corp. Ltd. ADR	77,900	1,786,247
Omnicom Group, Inc.	9,800	448,840
TMP Worldwide, Inc. (a)	29,300	629,950
Univision Communications, Inc. Class A (a)	202,400	6,355,360
Viacom, Inc.:
Class A (a)	21,800	969,228
Class B (non-vtg.) (a)	483,620	21,458,219
Vivendi Universal SA sponsored ADR	48,900	1,051,350
		58,646,061
Multiline Retail - 3.2%
Costco Wholesale Corp. (a)	18,100	699,022
Federated Department Stores, Inc. (a)	27,600	1,095,720
JCPenney Co., Inc.	250,400	5,513,808
Kohls Corp. (a)	121,700	8,528,736
Target Corp.	53,600	2,042,160
Wal-Mart Stores, Inc.	138,000	7,591,380
		25,470,826
Specialty Retail - 2.8%
Home Depot, Inc.	231,600	8,506,668
Lowe's Companies, Inc.	170,700	7,749,780
RadioShack Corp.	43,300	1,301,598
Staples, Inc. (a)	229,900	4,529,030
		22,087,076
Textiles Apparel & Luxury Goods - 0.8%
NIKE, Inc. Class B	116,600	6,255,590
TOTAL CONSUMER DISCRETIONARY		127,573,457
CONSUMER STAPLES - 13.4%
Beverages - 4.4%
Pepsi Bottling Group, Inc.	43,600	1,342,880

	Shares	Value (Note 1)
PepsiCo, Inc.	179,900	$ 8,671,180
The Coca-Cola Co.	434,400	24,326,400
		34,340,460
Food & Drug Retailing - 0.2%
Albertson's, Inc.	23,100	703,626
Rite Aid Corp. (a)	45,600	107,160
Safeway, Inc. (a)	19,100	557,529
		1,368,315
Food Products - 0.9%
Dean Foods Co. (a)	95,000	3,543,500
Kraft Foods, Inc. Class A	37,800	1,547,910
The J.M. Smucker Co.	378	12,901
Tyson Foods, Inc. Class A	145,300	2,253,603
		7,357,914
Household Products - 1.5%
Colgate-Palmolive Co.	116,600	5,835,830
Kimberly-Clark Corp.	68,100	4,222,200
Procter & Gamble Co.	18,920	1,689,556
		11,747,586
Personal Products - 4.0%
Avon Products, Inc.	72,722	3,798,997
Gillette Co.	829,070	28,080,601
		31,879,598
Tobacco - 2.4%
Philip Morris Companies, Inc.	425,220	18,573,610
TOTAL CONSUMER STAPLES		105,267,483
ENERGY - 7.8%
Energy Equipment & Services - 2.2%
Baker Hughes, Inc.	88,100	2,932,849
Cooper Cameron Corp. (a)	64,500	3,123,090
Schlumberger Ltd. (NY Shares)	230,000	10,695,000
		16,750,939
Oil & Gas - 5.6%
BP PLC sponsored ADR	183,390	9,259,361
ChevronTexaco Corp.	140,800	12,460,800
Conoco, Inc.	164,700	4,578,660
Exxon Mobil Corp.	387,300	15,848,316
TotalFinaElf SA:
Series B	6,153	995,555
sponsored ADR	9,405	760,865
		43,903,557
TOTAL ENERGY		60,654,496
FINANCIALS - 19.5%
Banks - 1.5%
Bank of America Corp.	85,300	6,001,708
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Banks - continued
Bank One Corp.	64,900	$ 2,497,352
FleetBoston Financial Corp.	96,900	3,134,715
		11,633,775
Diversified Financials - 14.1%
American Express Co.	205,400	7,460,128
Charles Schwab Corp.	276,900	3,101,280
Citigroup, Inc.	762,507	29,547,146
Fannie Mae	310,600	22,906,750
Freddie Mac	326,300	19,969,560
Investment Technology Group, Inc. (a)	91,350	2,987,145
Lehman Brothers Holdings, Inc.	67,800	4,238,856
Merrill Lynch & Co., Inc.	107,400	4,349,700
Morgan Stanley	244,300	10,524,444
SLM Corp.	53,200	5,155,080
		110,240,089
Insurance - 3.9%
AFLAC, Inc.	136,900	4,380,800
American International Group, Inc.	359,362	24,519,269
Hartford Financial Services Group, Inc.	12,700	755,269
MetLife, Inc.	46,900	1,350,720
		31,006,058
TOTAL FINANCIALS		152,879,922
HEALTH CARE - 14.1%
Biotechnology - 0.6%
Amgen, Inc. (a)	29,300	1,227,084
Biogen, Inc. (a)	39,000	1,615,770
Celgene Corp. (a)	67,300	1,029,690
Vertex Pharmaceuticals, Inc. (a)	28,000	455,840
		4,328,384
Health Care Equipment & Supplies - 3.0%
Baxter International, Inc.	161,200	7,165,340
Becton, Dickinson & Co.	159,800	5,505,110
C.R. Bard, Inc.	22,400	1,267,392
Medtronic, Inc.	191,200	8,192,920
Zimmer Holdings, Inc. (a)	47,550	1,695,633
		23,826,395
Health Care Providers & Services - 0.1%
Cardinal Health, Inc.	19,405	1,191,661
Pharmaceuticals - 10.4%
Abbott Laboratories	29,200	1,099,380
Allergan, Inc.	23,900	1,595,325
Barr Laboratories, Inc. (a)	29,300	1,861,429
Bristol-Myers Squibb Co.	190,400	4,893,280
Forest Laboratories, Inc. (a)	116,140	8,222,712
Johnson & Johnson	65,000	3,396,900
Merck & Co., Inc.	166,400	8,426,496
Pfizer, Inc.	878,793	30,757,755

	Shares	Value (Note 1)
Schering-Plough Corp.	160,600	$ 3,950,760
Wyeth	336,200	17,213,440
		81,417,477
TOTAL HEALTH CARE		110,763,917
INDUSTRIALS - 8.6%
Aerospace & Defense - 1.9%
Boeing Co.	43,000	1,935,000
Lockheed Martin Corp.	122,300	8,499,850
Northrop Grumman Corp.	38,300	4,787,500
		15,222,350
Air Freight & Logistics - 0.3%
FedEx Corp.	44,000	2,349,600
Airlines - 0.7%
AMR Corp. (a)	34,200	576,612
Delta Air Lines, Inc.	61,200	1,224,000
Southwest Airlines Co.	229,250	3,704,680
		5,505,292
Commercial Services & Supplies - 1.6%
DST Systems, Inc. (a)	18,900	863,919
First Data Corp.	203,200	7,559,040
Paychex, Inc.	118,223	3,699,198
		12,122,157
Industrial Conglomerates - 3.4%
3M Co.	6,600	811,800
General Electric Co.	900,150	26,149,358
		26,961,158
Machinery - 0.1%
Danaher Corp.	10,700	709,945
Road & Rail - 0.6%
CSX Corp.	48,890	1,713,595
Kansas City Southern (a)	96,100	1,633,700
Union Pacific Corp.	19,740	1,249,147
		4,596,442
TOTAL INDUSTRIALS		67,466,944
INFORMATION TECHNOLOGY - 11.2%
Communications Equipment - 0.8%
Cisco Systems, Inc. (a)	401,660	5,603,157
QUALCOMM, Inc. (a)	23,900	657,011
		6,260,168
Computers & Peripherals - 1.3%
Dell Computer Corp. (a)	315,500	8,247,170
Sun Microsystems, Inc. (a)	397,800	1,992,978
		10,240,148
Electronic Equipment & Instruments - 0.2%
Diebold, Inc.	43,300	1,612,492
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 0.5%
Overture Services, Inc. (a)	57,400	$ 1,433,852
Yahoo!, Inc. (a)	185,700	2,740,932
		4,174,784
Semiconductor Equipment & Products - 2.7%
Analog Devices, Inc. (a)	85,500	2,539,350
Intel Corp.	324,010	5,919,663
KLA-Tencor Corp. (a)	23,200	1,020,568
LAM Research Corp. (a)	55,600	999,688
Micron Technology, Inc. (a)	68,400	1,383,048
National Semiconductor Corp. (a)	168,500	4,915,145
Teradyne, Inc. (a)	53,100	1,247,850
Texas Instruments, Inc.	49,000	1,161,300
Xilinx, Inc. (a)	74,100	1,662,063
		20,848,675
Software - 5.7%
Microsoft Corp. (a)	813,700	44,509,390
TOTAL INFORMATION TECHNOLOGY		87,645,657
MATERIALS - 0.4%
Chemicals - 0.3%
Praxair, Inc.	38,700	2,204,739
Metals & Mining - 0.1%
Alcoa, Inc.	29,100	964,665
TOTAL MATERIALS		3,169,404
TELECOMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 2.7%
BellSouth Corp.	334,900	10,549,350
SBC Communications, Inc.	139,060	4,241,330
Verizon Communications, Inc.	165,900	6,660,885
		21,451,565
Wireless Telecommunication Services - 0.1%
Sprint Corp. - PCS Group Series 1 (a)	164,600	735,762
TOTAL TELECOMMUNICATION SERVICES		22,187,327
TOTAL COMMON STOCKS (Cost $750,921,117)		737,608,607
Convertible Bonds - 0.1%
Ratings (unaudited) (b)		Principal Amount
CONSUMER DISCRETIONARY - 0.1%
Specialty Retail - 0.1%
Gap, Inc. 5.75% 3/15/09 (d) (Cost $530,000)	Ba3	$ 530,000	608,302
U.S. Treasury Obligations - 0.2%
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Treasury Bills, yield at date of purchase 1.69% 7/5/02 (e) (Cost $1,699,603)	-	$ 1,700,000	$ 1,699,682
Money Market Funds - 5.8%
	Shares
Fidelity Cash Central Fund, 1.89% (c)	41,462,480	41,462,480
Fidelity Securities Lending Cash Central Fund, 1.93% (c)	4,073,300	4,073,300
TOTAL MONEY MARKET FUNDS (Cost $45,535,780)		45,535,780
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $798,686,500)		785,452,371
NET OTHER ASSETS - (0.2)%		(1,283,622)
NET ASSETS - 100%		$ 784,168,749
Futures Contracts
Purchased	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Equity Index Contracts
100 S&P 500 Index Contracts	Sept. 2002	$ 24,752,500	$ (168,890)
The face value of futures purchased as a percentage of net assets - 3.2%
Legend
(a) Non-income producing
(b) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $608,302 or 0.1% of net assets.

(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,699,682.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $281,865,432 and $336,519,717, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $18,721 for the period.
Income Tax Information

At June 30, 2002, the aggregate cost of investment securities for income tax purposes was $804,813,056. Net unrealized depreciation aggregated $19,360,685, of which $85,062,534 related to appreciated investment securities and $104,423,219 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $180,431,000 of which $30,553,000 and $149,878,000 will expire on December 31, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Financial Statements

Statement of Assets and Liabilities

	June 30, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $4,222,064) (cost $798,686,500) - See accompanying schedule		$ 785,452,371
Receivable for investments sold		8,238,504
Receivable for fund shares sold		790,953
Dividends receivable		826,638
Interest receivable		92,028
Other receivables		1,327
Total assets		795,401,821
Liabilities
Payable to custodian bank	$ 105
Payable for investments purchased	5,423,889
Payable for fund shares redeemed	1,216,276
Accrued management fee	395,059
Distribution fees payable	29,809
Payable for daily variation on futures contracts	47,500
Other payables and accrued expenses	47,134
Collateral on securities loaned, at value	4,073,300
Total liabilities		11,233,072
Net Assets		$ 784,168,749
Net Assets consist of:
Paid in capital		$ 1,025,327,578
Undistributed net investment income		1,906,969
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(229,663,355)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(13,402,443)
Net Assets		$ 784,168,749
Initial Class: Net Asset Value, offering price and redemption price per share ($506,704,055 ÷ 38,984,357 shares)		$ 13.00
Service Class: Net Asset Value, offering price and redemption price per share ($232,789,013 ÷ 17,924,278 shares)		$ 12.99
Service Class 2: Net Asset Value, offering price and redemption price per share ($44,675,681 ÷ 3,455,566 shares)		$ 12.93

Statement of Operations

	Six months ended June 30, 2002 (Unaudited)
Investment Income
Dividends		$ 4,869,008
Interest		617,272
Security lending		9,703
Total income		5,495,983
Expenses
Management fee	$ 2,628,650
Transfer agent fees	313,806
Distribution fees	190,779
Accounting and security lending fees	124,541
Non-interested trustees' compensation	1,557
Custodian fees and expenses	14,290
Audit	16,029
Legal	6,919
Miscellaneous	28,498
Total expenses before reductions	3,325,069
Expense reductions	(186,538)	3,138,531
Net investment income (loss)		2,357,452
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(39,492,990)
Foreign currency transactions	1,675
Futures contracts	(3,171,156)
Total net realized gain (loss)		(42,662,471)
Change in net unrealized appreciation (depreciation) on: Investment securities	(84,038,613)
Assets and liabilities in foreign currencies	4,719
Futures contracts	(168,814)
Total change in net unrealized appreciation (depreciation)		(84,202,708)
Net gain (loss)		(126,865,179)
Net increase (decrease) in net assets resulting from operations		$ (124,507,727)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended June 30, 2002 (Unaudited)	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,357,452	$ 8,185,900
Net realized gain (loss)	(42,662,471)	(149,504,018)
Change in net unrealized appreciation (depreciation)	(84,202,708)	(46,969,320)
Net increase (decrease) in net assets resulting from operations	(124,507,727)	(188,287,438)
Distributions to shareholders from net investment income	(8,515,304)	(4,056,791)
Share transactions - net increase (decrease)	(58,389,843)	(155,735,950)
Total increase (decrease) in net assets	(191,412,874)	(348,080,179)
Net Assets
Beginning of period	975,581,623	1,323,661,802
End of period (including undistributed net investment income of $1,906,969 and undistributed net investment income of $8,073,998, respectively)	$ 784,168,749	$ 975,581,623
Other Information:
Share Transactions	Six months ended June 30, 2002 (Unaudited)
Shares	Initial Class	Service Class	Service Class 2
Sold	1,708,766	1,168,163	1,113,904
Reinvested	418,937	154,435	23,983
Redeemed	(6,267,890)	(1,832,204)	(650,724)
Net increase (decrease)	(4,140,187)	(509,606)	487,163
Dollars
Sold	$ 24,873,102	$ 17,032,672	$ 16,005,184
Reinvested	5,974,043	2,200,701	340,561
Redeemed	(89,701,734)	(25,949,525)	(9,164,847)
Net increase (decrease)	$ (58,854,589)	$ (6,716,152)	$ 7,180,898

	Year ended December 31, 2001
Shares	Initial Class	Service Class	Service Class 2
Sold	9,904,497	3,240,124	2,152,732
Reinvested	181,161	44,864	5,704
Redeemed	(20,623,054)	(4,389,986)	(650,918)
Net increase (decrease)	(10,537,396)	(1,104,998)	1,507,518
Dollars
Sold	$ 154,769,236	$ 50,526,723	$ 33,624,263
Reinvested	3,172,127	785,129	99,535
Redeemed	(321,562,633)	(67,420,661)	(9,729,669)
Net increase (decrease)	$ (163,621,270)	$ (16,108,809)	$ 23,994,129

Distributions	Six months ended June 30, 2002 (Unaudited)
	Initial Class	Service Class	Service Class 2
From net investment income	$ 5,974,042	$ 2,200,701	$ 340,561
From net realized gain	-	-	-
Total	$ 5,974,042	$ 2,200,701	$ 340,561

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ 3,172,127	$ 785,129	$ 99,535
From net realized gain	-	-	-
Total	$ 3,172,127	$ 785,129	$ 99,535

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2002	Years ended December 31,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 15.13	$ 17.74	$ 23.15	$ 22.88	$ 19.27	$ 15.40
Income from Investment Operations
Net investment income (loss) E	.04	.12	.06	.27	.26	.29
Net realized and unrealized gain (loss)	(2.03)	(2.67)	(3.77)	.66	4.29	4.18
Total from investment operations	(1.99)	(2.55)	(3.71)	.93	4.55	4.47
Distributions from net investment income	(.14)	(.06)	(.29)	(.23)	(.21)	(.25)
Distributions from net realized gain	-	-	(1.41)	(.43)	(.73)	(.35)
Total distributions	(.14)	(.06)	(1.70)	(.66)	(.94)	(.60)
Net asset value, end of period	$ 13.00	$ 15.13	$ 17.74	$ 23.15	$ 22.88	$ 19.27
Total ReturnB, C, D	(13.23)%	(14.42)%	(17.07)%	4.27%	24.61%	29.95%
Ratios to Average Net AssetsF
Expenses before expense reductions	.69%A	.69%	.68%	.69%	.71%	.74%
Expenses net of voluntary waivers, if any	.69%A	.69%	.68%	.69%	.71%	.74%
Expenses net of all reductions	.65%A	.67%	.66%	.68%	.70%	.73%
Net investment income (loss)	.56%A	.79%	.31%	1.20%	1.27%	1.68%
Supplemental Data
Net assets, end of period (000 omitted)	$ 506,704	$ 652,493	$ 951,875	$ 1,541,587	$ 1,570,011	$ 1,025,766
Portfolio turnover rate	67%A	89%	117%	42%	29%	26%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

	Six months ended June 30, 2002	Years ended December 31,
	(Unaudited)	2001	2000	1999	1998	1997F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.11	$ 17.71	$ 23.12	$ 22.86	$ 19.27	$ 18.50
Income from Investment Operations
Net investment income (loss) E	.03	.11	.04	.25	.23	.04
Net realized and unrealized gain (loss)	(2.03)	(2.67)	(3.76)	.66	4.30	.73
Total from investment operations	(2.00)	(2.56)	(3.72)	.91	4.53	.77
Distributions from net investment income	(.12)	(.04)	(.28)	(.22)	(.21)	-
Distributions from net realized gain	-	-	(1.41)	(.43)	(.73)	-
Total distributions	(.12)	(.04)	(1.69)	(.65)	(.94)	-
Net asset value, end of period	$ 12.99	$ 15.11	$ 17.71	$ 23.12	$ 22.86	$ 19.27
Total ReturnB, C, D	(13.31)%	(14.49)%	(17.13)%	4.18%	24.51%	4.16%
Ratios to Average Net AssetsG
Expenses before expense reductions	.79%A	.79%	.79%	.79%	.80%	.84%A
Expenses net of voluntary waivers, if any	.79%A	.79%	.79%	.79%	.80%	.84%A
Expenses net of all reductions	.75%A	.77%	.76%	.78%	.79%	.83%A
Net investment income (loss)	.46%A	.69%	.21%	1.09%	1.16%	1.72%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 232,789	$ 278,446	$ 345,960	$ 344,778	$ 149,496	$ 2,589
Portfolio turnover rate	67%A	89%	117%	42%	29%	26%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

	Six months ended June 30, 2002	Years ended December 31,
	(Unaudited)	2001	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.04	$ 17.68	$ 22.70
Income from Investment Operations
Net investment income (loss) E	.02	.08	.01
Net realized and unrealized gain (loss)	(2.02)	(2.66)	(3.34)
Total from investment operations	(2.00)	(2.58)	(3.33)
Distributions from net investment income	(.11)	(.06)	(.28)
Distributions from net realized gain	-	-	(1.41)
Total distributions	(.11)	(.06)	(1.69)
Net asset value, end of period	$ 12.93	$ 15.04	$ 17.68
Total ReturnB, C, D	(13.36)%	(14.64)%	(15.74)%
Ratios to Average Net AssetsG
Expenses before expense reductions	.96%A	.95%	.95%A
Expenses net of voluntary waivers, if any	.96%A	.95%	.95%A
Expenses net of all reductions	.92%A	.93%	.93%A
Net investment income (loss)	.29%A	.53%	.04%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,676	$ 44,643	$ 25,827
Portfolio turnover rate	67%A	89%	117%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Notes to Financial Statements

For the period ended June 30, 2002 (Unaudited)

1. Significant Accounting Policies.

Growth Opportunities Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products: Growth Opportunities Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are readily available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales price if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, market discount, capital loss carryforwards, and losses deferred due to wash sales.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged ..28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 132,037
Service Class 2	58,742
$ 190,779

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annualized rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 202,805
Service Class	90,666
Service Class 2	20,335
$ 313,806

Growth Opportunities Portfolio

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $595,704 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $186,513 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $25.

8. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the owners of record of 15% of the total outstanding shares of the fund. In addition, one unaffiliated insurance company was the owner of record of 56% of the total outstanding shares of the fund.

Semiannual Report

Semiannual Report

Growth Opportunities Portfolio

Semiannual Report

Growth Opportunities Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

VIPGRO-SANN-0802 157810
1.705699.104

Fidelity® Variable Insurance Products:

Mid Cap Portfolio

Semiannual Report

June 30, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past six months.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Summary	<Click Here>	A summary of the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

Investors hoping for a U.S. economic and stock market recovery in 2002 got what they were looking for, but only during the first quarter of the year. A dismal second quarter wiped out the U.S. stock markets' gains, pushing a number of equity benchmarks below their post-September 11 lows. The pace of the economic recovery also stalled, further impeding any upward momentum for stock prices. The primary culprit behind the markets' downfall during the overall six-month period ending June 30, 2002, was the lack of faith in Corporate America's balance sheets. High-profile accounting scandals shook investors' confidence, which was already tenuous due to worries about terrorism, earnings shortfalls and layoffs. Of the seven major domestic market sectors tracked by Goldman Sachs, only one - natural resources - had a positive return. Technology, utilities and health care all had double-digit losses. International equities were more immune to the troubles that plagued the U.S., and generally fared better as a result. Japan, Asia-Pacific and emerging-markets stocks were among the best performers in the first half of the year, including South Korea, despite posting one of the worst second-quarter stock market performances in the world. On the fixed-income side, U.S. investment-grade bonds offered steady single-digit gains, but a weaker U.S. dollar led to better returns for government bonds of international developed nations.

U.S. Stock Markets

From Enron to ImClone to WorldCom, a series of alleged fraudulent accounting practices and other questionable activities rocked investors' trust in the integrity of corporate governance during the past six months. As a result, money flowed out of equities as fast as reports of new scandals poured in. With all eyes focused on balance sheets and bookkeeping, it seemed many failed to notice the positive reports coming from the economic front. First quarter GDP - gross domestic product - was surprisingly strong; productivity soared to levels not reached in years; consumer spending continued to be resilient; and the Federal Reserve Board bypassed several opportunities to raise interest rates, leaving them at 40-year lows. Unfortunately, pessimism overwhelmed optimism and left the equity markets with negative returns for the first half of 2002. The blue-chip bellwether Dow Jones Industrial AverageSM, which at one point dipped below the 9,000-point level, fell 6.90% for the six-month period. The tech- and telecom-heavy NASDAQ Composite® Index declined 24.85%, its worst first half since 1974, and the large-cap weighted Standard & Poor's 500SM Index suffered a loss of 13.16%.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia and Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 1.46% during the past six months, a much better showing than most American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P®/TSX Composite Index had a return of -1.65%. Japan did surprisingly well considering the nation's recent economic woes. The Tokyo Stock Exchange Stock Price Index (TOPIX), a broad measure of the Japanese stock market, rose 9.14%. Meanwhile, the MSCI Emerging Markets Free Index, a gauge of emerging-markets equity performance, shrugged off a weak second quarter to gain 2.07% for the overall six-month period.

U.S. Bond Markets

After a slow start, investment-grade bonds surged forward later in the six-month period. In that time, the Lehman Brothers® Aggregate Bond Index - a proxy for taxable-bond performance - returned 3.79%. Mortgage securities were the best performers in the taxable-bond market, returning 4.51% according to the Lehman Brothers Mortgage-Backed Securities Index. Mortgages benefited when a drop in refinancing activity led to lower volatility and more predictable cash flows. Growing demand for higher-yielding, less interest rate sensitive alternatives to Treasuries paced the return of agency bonds, as the Lehman Brothers U.S. Agency Index gained 4.08%. Corporate bonds, however, struggled with bankruptcies and credit downgrades, and the Lehman Brothers Credit Bond Index advanced only 2.63%, compared to a 3.61% return for the Lehman Brothers Treasury Index. The high-yield bond market faced numerous difficulties, culminating in the second quarter, when the Merrill Lynch High Yield Master II Index - a proxy of the overall high-yield bond market - posted its worst quarterly performance ever. The index lost 5.37% for the overall six-month period.

Foreign Bond Markets

For the past several years, a strong U.S. dollar tempered the performance of government bonds elsewhere in the world. But that situation showed signs of reversing during the past six months, as the dollar, after reaching a 15-year high in February on a trade-weighted basis versus foreign currencies, fell slowly but steadily through the remainder of the period. In response, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - jumped 11.84% during the past six months. That return was more than three times higher than the Lehman Brothers Government Bond Index, a proxy for U.S. government bond performance, which returned 3.78%. Emerging-markets debt, one of the strongest performing asset classes entering the period, carried that momentum through the first quarter of 2002. However, a flat return in April, followed by a disappointing May and June, ate away much of the emerging markets' six-month gains. Still, the J.P. Morgan Emerging Markets Bond Index Global - which measures the debt performance of more than 30 emerging-markets nations - had a positive return for the period, up 0.91%.

Semiannual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended June 30, 2002	Past 1 year	Life of fund
Fidelity ® VIP: Mid Cap - Initial Class	1.79%	21.21%
S&P ® MidCap 400	-4.72%	9.34%
Variable Annuity Mid-Cap Funds Average	-18.38%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's ® MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity mid-cap funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 143 variable annuities. These benchmarks include reinvested dividends and capital gains, if any. Lipper has created additional comparison categories that group variable annuities according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed under the $10,000 chart on this page.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 28, 1998.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Mid Cap Portfolio - Initial Class on December 28, 1998, when the fund started. As the chart shows, by June 30, 2002, the value of the investment would have grown to $19,633 - a 96.33% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $13,677 - a 36.77% increase.

The LipperSM variable annuity mid-cap core funds average reflects the performance of variable annuities with similar portfolio characteristics and capitalization. The variable annuity mid-cap supergroup average reflects the performance of variable annuities with similar capitalization. As of June 30, 2002, the one year average annual total returns for the variable annuity mid-cap core was -7.78%. The one year average annual total returns for the variable annuity mid-cap supergroup average was -15.49%.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Performance for Service Class shares reflects an asset-based service fee (12b-1 fee). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended June 30, 2002	Past 1 year	Life of fund
Fidelity® VIP: Mid Cap - Service Class	1.69%	21.09%
S&P® MidCap 400	-4.72%	9.34%
Variable Annuity Mid-Cap Funds Average	-18.38%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's® MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity mid-cap funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 143 variable annuities. These benchmarks include reinvested dividends and capital gains, if any. Lipper has created additional comparison categories that group variable annuities according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed under the $10,000 chart on this page.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 28, 1998.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Mid Cap Portfolio - Service Class on December 28, 1998, when the fund started. As the chart shows, by June 30, 2002, the value of the investment would have grown to $19,563 - a 95.63% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $13,677- a 36.77% increase.

The LipperSM variable annuity mid-cap core funds average reflects the performance of variable annuities with similar portfolio characteristics and capitalization. The variable annuity mid-cap supergroup average reflects the performance of variable annuities with similar capitalization. As of June 30, 2002, the one year average annual total returns for the variable annuity mid-cap core was -7.78%. The one year average annual total returns for the variable annuity mid-cap supergroup average was -15.49%.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from December 28, 1998 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended June 30, 2002	Past 1 year	Life of fund
Fidelity® VIP: Mid Cap - Service Class 2	1.59%	20.96%
S&P® MidCap 400	-4.72%	9.34%
Variable Annuity Mid-Cap Funds Average	-18.38%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's® MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity mid-cap funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 143 variable annuities. These benchmarks include reinvested dividends and capital gains, if any. Lipper has created additional comparison categories that group variable annuities according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed under the $10,000 chart on this page.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 28, 1998.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity ® Variable Insurance Products: Mid Cap Portfolio - Service Class 2 on December 28, 1998, when the fund started. As the chart shows, by June 30, 2002, the value of the investment would have grown to $19,493 - a 94.93% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $13,677 - a 36.77% increase.

The LipperSM variable annuity mid-cap core funds average reflects the performance of variable annuities with similar portfolio characteristics and capitalization. The variable annuity mid-cap supergroup average reflects the performance of variable annuities with similar capitalization. As of June 30, 2002, the one year average annual total returns for the variable annuity mid-cap core was -7.78%. The one year average annual total returns for the variable annuity mid-cap supergroup average was -15.49%.

Semiannual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Thomas Allen, Portfolio Manager of Mid Cap Portfolio

Q. How did the fund perform, Tom?

A. The fund outperformed both the Standard & Poor's MidCap 400 Index, which returned -3.21% for the six-month period that ended on June 30, 2002, and the variable annuity mid-cap funds average monitored by Lipper Inc., which returned -13.06% for the same period. For the 12 months that ended on June 30, 2002, the fund outperformed both the S&P® MidCap index and the Lipper mid-cap funds average, which posted returns of -4.72% and -18.38%, respectively.

Q. What factors led to the fund's outperformance during the six-month period?

A. Overall, I think the fund benefited from being positioned cautiously. The biggest performance lift came from a significantly overweighted position in gold and mining stocks versus the S&P MidCap benchmark. Gold, in particular, has tended to do very well in previous bear markets. In view of what I thought would be continuing deterioration in the market, I added to the fund's position in the precious metal with the expectation that doing so would generate both strong absolute and relative performance. This strategy worked well, as our materials holdings solidly outperformed those of the index. Also helping relative performance was the fund's underweighting in technology, a sector that continued to show lackluster results based on overcapacity and slack demand. The fund lost ground as a result of its underweighting in bank stocks, which generally performed well on improving earnings, driven by interest rate cuts by the Federal Reserve Board.

Q. Has your investment strategy changed significantly over the past six months?

A. My view of the world really hasn't changed. I've been maintaining a defensive posture, while patiently looking for opportunities to invest in companies with strong balance sheets that I believe can generate earnings growth at a rate higher than the rest of the market. For the most part, that's been my strategy during the year I've managed the fund.

Q. Which individual holdings helped fund performance the most?

A. Of the top-10 contributors to performance, four were gold or mining stocks - Meridian Gold, Newmont Mining, Agnico-Eagle Mines and Harmony Gold - all of which benefited from rising worldwide gold prices. Three more of the fund's top-10 performers were in food-related businesses: Pepsi Bottling Group; Sonic Corp., which runs drive-in restaurants; and McCormick & Co., which distributes spices and seasonings. The fund also got a nice lift from specialty packaging manufacturer Pactiv Corp. and from Bio-Rad Labs, which makes test kits that help identify "Mad Cow Disease." The fund's position in Bio-Rad Labs was sold during the period.

Q. Which stocks detracted from performance?

A. There was a sector theme here as well. Five of the fund's biggest detractors were health care- or biotechnology-related. Performance was affected by negative earnings surprises, as well as by the overall impact of slowing profitability among large pharmaceutical companies, which probably hurt smaller companies in the food chain, such as fund holdings Invitrogen, Pharmaceutical Product Development and Waters Corp. CVS, the drugstore chain, gave back some of the gains it recognized during the second half of 2001 and was a disappointment during the most recent six-month period. Sumitomo Trust, a Japanese banking company, also underperformed based on persistent difficulties in the Japanese financial sector.

Q. What's your near-term outlook, Tom?

A. I remain cautious. Stocks are still expensive on an absolute basis and may go lower, while short-term interest rates are at extreme lows and may go higher. I'm also concerned that there isn't much pent-up consumer demand and that there's a lot of consumer debt in the economy. World geopolitical uncertainty is an ongoing concern as well. All told, I think there's sufficient reason to maintain the fund's defensive positioning as we look toward year end. At the same time, however, I think the market will present opportunities to invest in good growth stories at relatively reasonable prices.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: long-term growth of capital by investing primarily in common stocks of companies with medium-sized capitalizations

Start date: December 28, 1998

Size: as of June 30, 2002, more than $1.4 billion

Manager: Thomas Allen, since 2001; joined Fidelity in 1995

3

Semiannual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Investment Summary

Top Five Stocks as of June 30, 2002
% of fund's net assets
Nucor Corp.	2.3
Meridian Gold, Inc.	2.2
Newmont Mining Corp. Holding Co.	2.1
Invitrogen Corp.	2.0
Principal Financial Group, Inc.	2.0
10.6
Top Five Market Sectors as of June 30, 2002
% of fund's net assets
Materials	19.8
Financials	13.3
Industrials	10.0
Consumer Discretionary	9.8
Health Care	9.3
Asset Allocation as of June 30, 2002
% of fund's net assets *
Stocks and Equity Futures	89.7%
Bonds	0.3%
Short-Term Investments and Net Other Assets	10.0%

* Foreign investments	14.1%

Semiannual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Investments June 30, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 89.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 9.8%
Auto Components - 0.0%
Gentex Corp. (a)	4,400	$ 120,868
Superior Industries International, Inc.	100	4,625
		125,493
Distributors - 0.0%
Advanced Marketing Services, Inc.	5,800	106,140
Hotels, Restaurants & Leisure - 2.1%
Jack in the Box, Inc. (a)	29,180	927,924
Outback Steakhouse, Inc. (a)	5,300	186,030
Sonic Corp. (a)	299,650	9,412,007
Wendys International, Inc.	464,200	18,489,086
William Hill PLC (a)	194,800	790,772
WMS Industries, Inc. (a)	8,600	105,350
		29,911,169
Household Durables - 0.1%
Ethan Allen Interiors, Inc.	38,200	1,331,270
Harman International Industries, Inc.	100	4,925
		1,336,195
Internet & Catalog Retail - 0.0%
1-800-FLOWERS.com, Inc. Class A (a)	100	1,116
eBay, Inc. (a)	1,900	117,078
GSI Commerce, Inc. (a)	100	755
NetFlix, Inc.	2,500	34,975
USA Interactive (a)	100	2,345
		156,269
Leisure Equipment & Products - 1.0%
Mattel, Inc.	312,000	6,576,960
Oakley, Inc. (a)	469,600	8,171,040
		14,748,000
Media - 0.6%
Belo Corp. Series A	115,600	2,613,716
Getty Images, Inc. (a)	100	2,177
LIN TV Corp. Class A	3,000	81,120
Pixar (a)	3,500	154,350
Regal Entertainment Group Class A	2,000	46,640
Scholastic Corp. (a)	100	3,790
Washington Post Co. Class B	4,400	2,398,000
XM Satellite Radio Holdings, Inc. Class A (a)	397,900	2,884,775
		8,184,568
Multiline Retail - 1.3%
99 Cents Only Stores (a)	87,600	2,246,940
Big Lots, Inc. (a)	100	1,968
Factory 2-U Stores, Inc. (a)	103,100	1,427,935
Saks, Inc. (a)	1,113,900	14,302,476
		17,979,319
Specialty Retail - 3.4%
AC Moore Arts & Crafts, Inc. (a)	4,300	203,605
Aeropostale, Inc.	900	24,633
AutoZone, Inc. (a)	206,200	15,939,260

	Shares	Value (Note 1)
Blockbuster, Inc. Class A	70,900	$ 1,907,210
CDW Computer Centers, Inc. (a)	86,300	4,039,703
Christopher & Banks Corp. (a)	22,100	934,830
Claire's Stores, Inc.	123,300	2,823,570
Cost Plus, Inc. (a)	100	3,046
Hot Topic, Inc. (a)	62,600	1,672,046
Michaels Stores, Inc. (a)	3,500	136,500
Movie Gallery, Inc. (a)	453,000	9,567,360
PETsMART, Inc. (a)	702,300	11,264,892
		48,516,655
Textiles Apparel & Luxury Goods - 1.3%
Columbia Sportswear Co. (a)	368,100	11,778,832
Quiksilver, Inc. (a)	236,300	5,860,240
Tropical Sportswear International Corp. (a)	4,400	97,636
Vans, Inc. (a)	61,600	500,254
		18,236,962
TOTAL CONSUMER DISCRETIONARY		139,300,770
CONSUMER STAPLES - 7.7%
Beverages - 2.1%
Pepsi Bottling Group, Inc.	752,000	23,161,600
PepsiAmericas, Inc.	471,500	7,044,210
		30,205,810
Food & Drug Retailing - 1.5%
CVS Corp.	406,700	12,445,020
George Weston Ltd.	43,450	3,596,238
United Natural Foods, Inc. (a)	223,974	4,367,493
Whole Foods Market, Inc. (a)	3,300	159,126
Wild Oats Markets, Inc. (a)	54,500	877,450
		21,445,327
Food Products - 3.6%
Central Garden & Pet Co. Class A (a)	100	1,753
Dean Foods Co. (a)	271,400	10,123,220
Dole Food Co., Inc.	104,100	3,003,285
Fresh Del Monte Produce Inc.	291,800	7,295,000
Hershey Foods Corp.	69,500	4,343,750
Horizon Organic Holding Corp. (a)	100	1,762
McCormick & Co., Inc. (non-vtg.)	543,200	13,987,400
Riviana Foods, Inc.	24,700	626,367
Sanderson Farms, Inc.	454,100	11,357,041
		50,739,578
Personal Products - 0.1%
Steiner Leisure Ltd. (a)	72,100	1,045,450
Tobacco - 0.4%
RJ Reynolds Tobacco Holdings, Inc.	110,300	5,928,625
TOTAL CONSUMER STAPLES		109,364,790
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - 8.0%
Energy Equipment & Services - 5.4%
BJ Services Co. (a)	213,610	$ 7,237,107
ENSCO International, Inc.	45,310	1,235,151
GlobalSantaFe Corp.	246,050	6,729,468
Grant Prideco, Inc. (a)	51,800	704,480
National-Oilwell, Inc. (a)	588,600	12,390,030
Oceaneering International, Inc. (a)	717,900	19,383,300
Pride International, Inc. (a)	373,500	5,849,010
Tidewater, Inc.	374,850	12,340,062
Varco International, Inc. (a)	368,748	6,467,831
W-H Energy Services, Inc. (a)	207,100	4,589,336
		76,925,775
Oil & Gas - 2.6%
Devon Energy Corp.	85,100	4,193,748
Equitable Resources, Inc.	88,800	3,045,840
Forest Oil Corp. (a)	76,500	2,174,895
Hurricane Hydrocarbons Class A	652,600	6,025,457
John Wood Group PLC	159,800	514,058
Premcor, Inc.	2,000	51,440
Suncor Energy, Inc.	1,161,400	20,374,095
Valero Energy Corp.	100	3,742
		36,383,275
TOTAL ENERGY		113,309,050
FINANCIALS - 13.3%
Banks - 3.0%
Associated Banc-Corp.	130,700	4,928,697
Boston Private Financial Holdings, Inc.	351,000	8,683,740
Colonial Bancgroup, Inc.	208,600	3,129,000
Commerce Bancorp, Inc., New Jersey	224,384	9,917,773
Hancock Holding Co.	100	6,738
Kookmin Bank sponsord ADR	319,400	15,698,510
Wintrust Financial Corp.	100	3,457
		42,367,915
Diversified Financials - 2.5%
Doral Financial Corp.	1,400	46,746
Investment Technology Group, Inc. (a)	103,700	3,390,990
Principal Financial Group, Inc.	893,500	27,698,500
Sumitomo Trust & Banking Ltd.	836,000	4,026,726
		35,162,962
Insurance - 3.2%
AFLAC, Inc.	2,800	89,600
Alleghany Corp.	39,236	7,494,076
American Medical Securities Group, Inc. (a)	38,700	926,865
Mercury General Corp.	34,500	1,673,250
Ohio Casualty Corp. (a)	99,500	2,079,550
Old Republic International Corp.	122,000	3,843,000
PMA Capital Corp. Class A	174,000	3,680,100
ProAssurance Corp. (a)	47,200	830,720

	Shares	Value (Note 1)
Progressive Corp.	63,900	$ 3,696,615
Protective Life Corp.	78,880	2,610,928
Reinsurance Group of America, Inc.	99,400	3,063,508
RenaissanceRe Holdings Ltd.	42,300	1,548,180
StanCorp Financial Group, Inc.	7,542	418,581
The MONY Group, Inc.	34,400	1,169,944
The PMI Group, Inc.	64,800	2,475,360
W.R. Berkley Corp.	187,300	10,301,500
Zenith National Insurance Corp.	300	9,555
		45,911,332
Real Estate - 4.6%
Apartment Investment & Management Co. Class A	324,200	15,950,640
AvalonBay Communities, Inc.	144,500	6,748,150
Heritage Property Investment Trust, Inc.	275,000	7,345,250
Hospitality Properties Trust (SBI)	106,200	3,876,300
New Plan Excel Realty Trust	162,900	3,393,207
ProLogis Trust	298,200	7,753,200
Regency Centers Corp.	134,400	3,984,960
Simon Property Group, Inc.	417,000	15,362,280
		64,413,987
TOTAL FINANCIALS		187,856,196
HEALTH CARE - 9.0%
Biotechnology - 3.1%
Charles River Labs International, Inc. (a)	442,100	15,495,605
Gilead Sciences, Inc. (a)	100	3,288
IDEC Pharmaceuticals Corp. (a)	200	7,090
Invitrogen Corp. (a)	873,900	27,973,539
		43,479,522
Health Care Equipment & Supplies - 1.7%
Apogent Technologies, Inc. (a)	100	2,057
Becton, Dickinson & Co.	100	3,445
CTI Molecular Imaging, Inc.	7,700	176,638
DENTSPLY International, Inc.	100	3,691
Edwards Lifesciences Corp. (a)	146,400	3,396,480
Guidant Corp. (a)	3,800	114,874
Kyphon, Inc.	1,000	14,580
Respironics, Inc. (a)	4,000	136,200
St. Jude Medical, Inc. (a)	111,500	8,234,275
Varian Medical Systems, Inc. (a)	297,400	12,059,570
		24,141,810
Health Care Providers & Services - 2.8%
AmSurg Corp. (a)	105,400	2,767,804
Coventry Health Care, Inc. (a)	369,000	10,486,980
First Health Group Corp. (a)	9,800	274,792
IMS Health, Inc.	812,600	14,586,170
McKesson Corp.	3,500	114,450
Medical Staffing Network Holdings, Inc.	700	17,150
MIM Corp. (a)	100	1,209
Omnicare, Inc.	203,400	5,341,284
Oxford Health Plans, Inc. (a)	100	4,646
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
Patterson Dental Co. (a)	3,100	$ 156,023
Pharmaceutical Product Development, Inc. (a)	100	2,634
Priority Healthcare Corp. Class B (a)	100	2,350
Province Healthcare Co. (a)	100	2,236
Quest Diagnostics, Inc. (a)	1,600	137,680
ResCare, Inc. (a)	810,900	5,368,158
		39,263,566
Pharmaceuticals - 1.4%
Alpharma, Inc. Class A	100	1,698
Eon Labs, Inc.	91,500	1,627,785
ICN Pharmaceuticals, Inc.	95,700	2,316,897
Perrigo Co. (a)	14,200	184,600
SICOR, Inc. (a)	842,600	15,621,804
Watson Pharmaceuticals, Inc. (a)	5,200	131,404
		19,884,188
TOTAL HEALTH CARE		126,769,086
INDUSTRIALS - 10.0%
Aerospace & Defense - 1.6%
Alliant Techsystems, Inc. (a)	184,950	11,799,810
L-3 Communications Holdings, Inc. (a)	198,600	10,724,400
Veridian Corp.	2,000	45,400
		22,569,610
Air Freight & Logistics - 0.0%
C.H. Robinson Worldwide, Inc.	3,250	108,973
Expeditors International of Washington, Inc.	4,400	145,904
		254,877
Airlines - 0.0%
ExpressJet Holdings, Inc. Class A	4,000	52,200
Building Products - 0.0%
Crane Co.	100	2,538
Commercial Services & Supplies - 4.8%
Avery Dennison Corp.	100	6,275
Bright Horizons Family Solutions, Inc. (a)	43,500	1,440,285
CheckFree Corp. (a)	165,800	2,593,112
ChoicePoint, Inc. (a)	525,200	23,880,844
Coinstar, Inc. (a)	88,800	2,171,160
DeVry, Inc. (a)	3,900	89,076
DST Systems, Inc. (a)	223,000	10,193,330
Education Management Corp. (a)	100	4,073
eFunds Corp. (a)	475,700	4,513,917
H&R Block, Inc.	3,300	152,295
Ionics, Inc. (a)	100	2,425
Pittston Co. - Brinks Group	358,600	8,606,400
Tetra Tech, Inc. (a)	315,900	4,643,730
Viad Corp.	374,007	9,724,182
		68,021,104

	Shares	Value (Note 1)
Electrical Equipment - 0.5%
AMETEK, Inc.	60,700	$ 2,261,075
AstroPower, Inc. (a)	213,750	4,198,050
		6,459,125
Industrial Conglomerates - 0.4%
Carlisle Companies, Inc.	61,900	2,784,262
Teleflex, Inc.	59,000	3,371,850
		6,156,112
Machinery - 2.6%
AGCO Corp. (a)	144,800	2,823,600
Alfa Laval AB	700,000	7,028,573
Graco, Inc.	445,800	11,207,412
Parker Hannifin Corp.	32,300	1,543,617
Pentair, Inc.	263,500	12,669,080
Tennant Co.	18,800	744,480
		36,016,762
Marine - 0.1%
Stelmar Shipping Ltd. (a)	120,300	1,785,252
TOTAL INDUSTRIALS		141,317,580
INFORMATION TECHNOLOGY - 6.1%
Communications Equipment - 0.7%
3Com Corp. (a)	440,300	1,937,320
Avocent Corp. (a)	252,600	4,021,392
Harris Corp.	10,200	369,648
Loral Space & Communications Ltd. (a)	678,100	671,319
Plantronics, Inc. (a)	158,400	3,011,184
Polycom, Inc. (a)	100	1,199
Scientific-Atlanta, Inc.	5,100	83,895
UTStarcom, Inc. (a)	100	2,017
		10,097,974
Computers & Peripherals - 0.7%
Drexler Technology Corp. (a)	436,700	9,432,720
Electronic Equipment & Instruments - 3.3%
Anritsu Corp.	633,000	4,456,964
Itron, Inc. (a)	152,000	3,986,960
Mettler-Toledo International, Inc. (a)	87,400	3,222,438
Symbol Technologies, Inc.	3,170,600	26,950,100
Tektronix, Inc. (a)	5,200	97,292
Teledyne Technologies, Inc. (a)	229,100	4,753,825
Waters Corp. (a)	105,120	2,806,704
		46,274,283
Internet Software & Services - 0.2%
Altiris, Inc.	9,500	49,324
AsiaInfo Holdings, Inc. (a)	100	1,325
CNET Networks, Inc. (a)	100	199
FreeMarkets, Inc. (a)	100	1,413
Overture Services, Inc. (a)	100	2,498
Plumtree Software, Inc.	1,000	4,980
Retek, Inc. (a)	92,800	2,255,040
		2,314,779
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
IT Consulting & Services - 0.5%
Affiliated Computer Services, Inc. Class A (a)	100	$ 4,748
Manhattan Associates, Inc. (a)	5,000	160,800
SRA International, Inc. Class A	700	18,886
SunGard Data Systems, Inc. (a)	259,160	6,862,557
		7,046,991
Semiconductor Equipment & Products - 0.3%
Cypress Semiconductor Corp. (a)	197,630	3,000,023
International Rectifier Corp. (a)	100	2,915
LAM Research Corp. (a)	103,000	1,851,940
NVIDIA Corp. (a)	5,000	85,900
		4,940,778
Software - 0.4%
Borland Software Corp. (a)	7,700	79,310
Cerner Corp. (a)	80,100	3,831,183
Dassault Systemes SA sponsored ADR	100	4,475
Eclipsys Corp. (a)	100	656
Kronos, Inc. (a)	2,300	70,125
Legato Systems, Inc. (a)	7,000	25,200
Magma Design Automation, Inc.	100	1,680
National Instruments Corp. (a)	100	3,256
Renaissance Learning, Inc. (a)	100	2,022
Vastera, Inc. (a)	480,500	2,109,395
		6,127,302
TOTAL INFORMATION TECHNOLOGY		86,234,827
MATERIALS - 19.8%
Chemicals - 2.1%
Agrium, Inc.	441,200	4,303,468
Albemarle Corp.	189,300	5,820,975
Ecolab, Inc.	2,900	134,067
IMC Global, Inc.	365,000	4,562,500
International Flavors & Fragrances, Inc.	94,800	3,080,052
Potash Corp. of Saskatchewan	100	6,694
Praxair, Inc.	84,600	4,819,662
Sigma Aldrich Corp.	144,200	7,231,630
		29,959,048
Containers & Packaging - 2.3%
Packaging Corp. of America (a)	137,100	2,726,919
Pactiv Corp. (a)	1,019,500	24,264,100
Sealed Air Corp.	115,600	4,655,212
		31,646,231
Metals & Mining - 15.4%
Agnico-Eagle Mines Ltd.	1,072,430	15,630,616
AUR Resources, Inc. (a)	1,858,900	5,737,421
Barrick Gold Corp.	449,440	8,545,377
Carpenter Technology Corp.	102,200	2,944,382

	Shares	Value (Note 1)
Century Aluminum Co.	32,200	$ 479,458
Compania de Minas Buenaventura SA sponsored ADR	133,800	3,425,280
Falconbridge Ltd.	691,700	9,077,907
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	855,600	15,272,460
Gold Fields Ltd. sponsored ADR	326,900	3,667,818
Harmony Gold Mining Co. Ltd.	733,000	10,119,683
Liquidmetal Technologies	10,000	116,000
Meridian Gold, Inc. (a)	1,879,200	30,611,515
Newcrest Mining Ltd.	1,989,800	8,499,847
Newmont Mining Corp. Holding Co.	1,122,680	29,560,164
Nucor Corp.	496,100	32,266,339
Outokumpu Oyj (A Shares)	173,800	2,101,489
Phelps Dodge Corp.	138,600	5,710,320
Placer Dome, Inc.	586,530	6,575,882
Steel Dynamics, Inc. (a)	796,000	13,110,120
Teck Cominco Ltd. Class B (sub. vtg.)	1,550,900	14,063,757
Xstrata PLC (a)	43,300	563,466
		218,079,301
TOTAL MATERIALS		279,684,580
TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.3%
CenturyTel, Inc.	123,700	3,649,150
Wireless Telecommunication Services - 0.4%
American Tower Corp. Class A (a)	1,654,100	5,706,645
TOTAL TELECOMMUNICATION SERVICES		9,355,795
UTILITIES - 5.3%
Electric Utilities - 1.6%
REPower Systems AG	127,100	3,905,033
TXU Corp.	352,000	18,145,600
		22,050,633
Gas Utilities - 2.0%
KeySpan Corp.	498,700	18,776,055
ONEOK, Inc.	195,100	4,282,445
Southwestern Energy Co. (a)	349,000	5,301,310
		28,359,810
Multi-Utilities & Unregulated Power - 1.7%
SCANA Corp.	797,400	24,615,738
TOTAL UTILITIES		75,026,181
TOTAL COMMON STOCKS (Cost $1,201,861,546)		1,268,218,855
Convertible Bonds - 0.3%
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
HEALTH CARE - 0.3%
Biotechnology - 0.3%
Charles River Laboratories, Inc. 3.5% 2/1/22 (d) (Cost $3,800,000)	B+	$ 3,800,000	$ 4,232,250
U.S. Treasury Obligations - 0.0%

U.S. Treasury Bills, yield at date of purchase 1.68% 7/5/02 (e) (Cost $24,994)	-	25,000	24,995
Money Market Funds - 12.7%
	Shares
Fidelity Cash Central Fund, 1.89% (c)	143,937,117	143,937,117
Fidelity Securities Lending Cash Central Fund, 1.93% (c)	36,108,580	36,108,580
TOTAL MONEY MARKET FUNDS (Cost $180,045,697)		180,045,697
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $1,385,732,237)		1,452,521,797
NET OTHER ASSETS - (2.7)%		(38,441,210)
NET ASSETS - 100%		1,414,080,587
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
1 Midcap 400 Index Contracts	Sept. 2002	$ 245,150	$ (9,431)
The face value of futures purchased as a percentage of net assets - 0.0%
Legend
(a) Non-income producing
(b) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,232,250 or 0.3% of net assets.

(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $24,995.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,313,425,778 and $1,007,652,007.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $136,941 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	85.9%
Canada	8.8
Korea (South)	1.1
South Africa	1.0
Others (individually less than 1%)	3.2
100.0%
Income Tax Information

At June 30, 2002, the aggregate cost of investment securities for income tax purposes was $1,387,499,346. Net unrealized appreciation aggregated $65,022,451, of which $134,452,974 related to appreciated investment securities and $69,430,523 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $58,214,000 of which $15,428,000 and $42,786,000 will expire on December 31, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Financial Statements

Statement of Assets and Liabilities

	June 30, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $34,834,927) (cost $1,385,732,237) - See accompanying schedule		$ 1,452,521,797
Cash		1,271
Receivable for fund shares sold		2,100,796
Dividends receivable		1,229,286
Interest receivable		270,305
Receivable for daily variation on futures contracts		1,275
Other receivables		311,566
Total assets		1,456,436,296
Liabilities
Payable for investments purchased	$ 3,587,455
Payable for fund shares redeemed	1,789,008
Accrued management fee	692,100
Distribution fees payable	111,961
Other payables and accrued expenses	66,605
Collateral on securities loaned, at value	36,108,580
Total liabilities		42,355,709
Net Assets		$ 1,414,080,587
Net Assets consist of:
Paid in capital		$ 1,408,117,469
Undistributed net investment income		2,460,952
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(63,280,795)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		66,782,961
Net Assets		$ 1,414,080,587
Initial Class: Net Asset Value, offering price and redemption price per share ($625,273,100 ÷ 32,614,518 shares)		$ 19.17
Service Class: Net Asset Value, offering price and redemption price per share ($415,960,546 ÷ 21,744,367 shares)		$ 19.13
Service Class 2: Net Asset Value, offering price and redemption price per share ($372,846,941 ÷ 19,555,234 shares)		$ 19.07

Statement of Operations

	Six months ended June 30, 2002 (Unaudited)
Investment Income
Dividends		$ 6,033,211
Interest		1,269,580
Security lending		144,535
Total income		7,447,326
Expenses
Management fee	$ 3,776,763
Transfer agent fees	456,463
Distribution fees	565,280
Accounting and security lending fees	158,485
Non-interested trustees' compensation	2,090
Custodian fees and expenses	39,527
Audit	12,656
Legal	8,001
Miscellaneous	34,016
Total expenses before reductions	5,053,281
Expense reductions	(505,659)	4,547,622
Net investment income (loss)		2,899,704
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(2,373,439)
Foreign currency transactions	(25,528)
Futures contracts	(19,512)
Total net realized gain (loss)		(2,418,479)
Change in net unrealized appreciation (depreciation) on: Investment securities	(25,178,927)
Assets and liabilities in foreign currencies	3,233
Futures contracts	(9,431)
Total change in net unrealized appreciation (depreciation)		(25,185,125)
Net gain (loss)		(27,603,604)
Net increase (decrease) in net assets resulting from operations		$ (24,703,900)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended June 30, 2002 (Unaudited)	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,899,704	$ 9,952,192
Net realized gain (loss)	(2,418,479)	(21,695,188)
Change in net unrealized appreciation (depreciation)	(25,185,125)	(14,911,862)
Net increase (decrease) in net assets resulting from operations	(24,703,900)	(26,654,858)
Distributions to shareholders from net investment income	(10,315,464)	-
Share transactions - net increase (decrease)	297,144,685	233,603,651
Total increase (decrease) in net assets	262,125,321	206,948,793
Net Assets
Beginning of period	1,151,955,266	945,006,473
End of period (including undistributed net investment income of $2,460,952 and undistributed net investment income of $9,876,712, respectively)	$ 1,414,080,587	$ 1,151,955,266
Other Information:
Share Transactions	Six months ended June 30, 2002 (Unaudited)
Shares	Initial Class	Service Class	Service Class 2
Sold	4,875,356	3,990,166	10,207,775
Reinvested	277,413	161,340	101,720
Redeemed	(1,878,423)	(1,169,810)	(1,545,515)
Net increase (decrease)	3,274,346	2,981,696	8,763,980
Dollars
Sold	$ 97,064,092	$ 78,829,203	$ 200,685,097
Reinvested	5,301,369	3,078,362	1,935,732
Redeemed	(36,828,613)	(22,835,576)	(30,084,981)
Net increase (decrease)	$ 65,536,848	$ 59,071,989	$ 172,535,848

	Year ended December 31, 2001
Shares	Initial Class	Service Class	Service Class 2
Sold	9,676,112	9,095,820	8,986,545
Reinvested	-	-	-
Redeemed	(9,413,601)	(4,323,424)	(1,810,628)
Net increase (decrease)	262,511	4,772,396	7,175,917
Dollars
Sold	$ 182,558,139	$ 170,632,678	$ 167,539,684
Reinvested	-	-	-
Redeemed	(173,494,579)	(80,200,595)	(33,431,676)
Net increase (decrease)	$ 9,063,560	$ 90,432,083	$ 134,108,008

Distributions	Six months ended June 30, 2002 (Unaudited)
	Initial Class	Service Class	Service Class 2
From net investment income	$ 5,301,369	$ 3,078,363	$ 1,935,732
From net realized gain	-	-	-
Total	$ 5,301,369	$ 3,078,363	$ 1,935,732

	Year ended December 31, 2001
	Initial Class	Service Class	Service Class 2
From net investment income	$ -	$ -	$ -
From net realized gain	-	-	-
Total	$ -	$ -	$ -

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2002	Years ended December 31,
	(Unaudited)	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 19.60	$ 20.26	$ 15.25	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05	.20	.19	-	-
Net realized and unrealized gain (loss)	(.30)	(.86)	4.95	5.05	.31
Total from investment operations	(.25)	(.66)	5.14	5.05	.31
Distributions from net investment income	(.18)	-	(.08)	-	-
Distributions from net realized gain	-	-	-	(.09)	-
Distributions in excess of net realized gain	-	-	(.05)	(.02)	-
Total distributions	(.18)	-	(.13)	(.11)	-
Net asset value, end of period	$ 19.17	$ 19.60	$ 20.26	$ 15.25	$ 10.31
Total Return B,C,D	(1.27)%	(3.26)%	33.78%	49.04%	3.10%
Ratios to Average Net Assets G
Expenses before expense reductions	.69% A	.69%	.74%	3.34%	115.88% A
Expenses net of voluntary waivers, if any	.69% A	.69%	.74%	1.00%	1.00% A
Expenses net of all reductions	.61% A	.62%	.69%	.97%	1.00% A
Net investment income (loss)	.53% A	1.06%	1.01%	.01%	(.27)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 625,273	$ 574,934	$ 589,026	$ 1,744	$ 516
Portfolio turnover rate	171% A	144%	245%	163%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of sale of shares) to December 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

	Six months ended June 30, 2002	Years ended December 31,
	(Unaudited)	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 19.54	$ 20.22	$ 15.24	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.04	.18	.17	(.01)	-
Net realized and unrealized gain (loss)	(.29)	(.86)	4.93	5.05	.31
Total from investment operations	(.25)	(.68)	5.10	5.04	.31
Distributions from net investment income	(.16)	-	(.07)	-	-
Distributions from net realized gain	-	-	-	(.09)	-
Distributions in excess of net realized gain	-	-	(.05)	(.02)	-
Total distributions	(.16)	-	(.12)	(.11)	-
Net asset value, end of period	$ 19.13	$ 19.54	$ 20.22	$ 15.24	$ 10.31
Total Return B,C,D	(1.28)%	(3.36)%	33.54%	48.94%	3.10%
Ratios to Average Net Assets G
Expenses before expense reductions	.79% A	.79%	.84%	3.41%	115.96% A
Expenses net of voluntary waivers, if any	.79% A	.79%	.84%	1.10%	1.10% A
Expenses net of all reductions	.71% A	.72%	.79%	1.07%	1.10% A
Net investment income (loss)	.43% A	.96%	.92%	(.09)%	(.35)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 415,961	$ 366,665	$ 282,941	$ 25,908	$ 516
Portfolio turnover rate	171% A	144%	245%	163%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of sale of shares) to December 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

	Six months ended June 30, 2002	Years ended December 31,
	(Unaudited)	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 19.49	$ 20.20	$ 14.82
Income from Investment Operations
Net investment income (loss) E	.03	.15	.14
Net realized and unrealized gain (loss)	(.29)	(.86)	5.35
Total from investment operations	(.26)	(.71)	5.49
Distributions from net investment income	(.16)	-	(.06)
Distributions in excess of net realized gain	-	-	(.05)
Total distributions	(.16)	-	(.11)
Net asset value, end of period	$ 19.07	$ 19.49	$ 20.20
Total Return B,C,D	(1.33)%	(3.51)%	37.12%
Ratios to Average Net Assets G
Expenses before expense reductions	.94% A	.94%	.99% A
Expenses net of voluntary waivers, if any	.94% A	.94%	.99% A
Expenses net of all reductions	.86% A	.88%	.94% A
Net investment income (loss)	.28% A	.81%	.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 372,847	$ 210,356	$ 73,039
Portfolio turnover rate	171% A	144%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Notes to Financial Statements

For the period ended June 30, 2002 (Unaudited)

1. Significant Accounting Policies.

Mid Cap Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products: Mid Cap Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are readily available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales price if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions, foreign currency transactions, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged ..28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 200,280
Service Class 2	365,000
$ 565,280

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and

Mid Cap Portfolio

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annualized rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 210,667
Service Class	139,241
Service Class 2	106,555
$ 456,463

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,197,054 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $504,865 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $794.

8. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the owners of record of 38% of the total outstanding shares of the fund. In addition, one unaffiliated insurance company was the owner of record of 25% of the total outstanding shares of the fund.

Semiannual Report

Semiannual Report

Mid Cap Portfolio

Semiannual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPMID-SANN-0802 157808
1.723369.103

Fidelity® Variable Insurance Products:

Value Strategies Portfolio

Semiannual Report

June 30, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past six months.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Summary	<Click Here>	A summary of the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

Investors hoping for a U.S. economic and stock market recovery in 2002 got what they were looking for, but only during the first quarter of the year. A dismal second quarter wiped out the U.S. stock markets' gains, pushing a number of equity benchmarks below their post-September 11 lows. The pace of the economic recovery also stalled, further impeding any upward momentum for stock prices. The primary culprit behind the markets' downfall during the overall six-month period ending June 30, 2002, was the lack of faith in Corporate America's balance sheets. High-profile accounting scandals shook investors' confidence, which was already tenuous due to worries about terrorism, earnings shortfalls and layoffs. Of the seven major domestic market sectors tracked by Goldman Sachs, only one - natural resources - had a positive return. Technology, utilities and health care all had double-digit losses. International equities were more immune to the troubles that plagued the U.S., and generally fared better as a result. Japan, Asia-Pacific and emerging-markets stocks were among the best performers in the first half of the year, including South Korea, despite posting one of the worst second-quarter stock market performances in the world. On the fixed-income side, U.S. investment-grade bonds offered steady single-digit gains, but a weaker U.S. dollar led to better returns for government bonds of international developed nations.

U.S. Stock Markets

From Enron to ImClone to WorldCom, a series of alleged fraudulent accounting practices and other questionable activities rocked investors' trust in the integrity of corporate governance during the past six months. As a result, money flowed out of equities as fast as reports of new scandals poured in. With all eyes focused on balance sheets and bookkeeping, it seemed many failed to notice the positive reports coming from the economic front. First quarter GDP - gross domestic product - was surprisingly strong; productivity soared to levels not reached in years; consumer spending continued to be resilient; and the Federal Reserve Board bypassed several opportunities to raise interest rates, leaving them at 40-year lows. Unfortunately, pessimism overwhelmed optimism and left the equity markets with negative returns for the first half of 2002. The blue-chip bellwether Dow Jones Industrial AverageSM, which at one point dipped below the 9,000-point level, fell 6.90% for the six-month period. The tech- and telecom-heavy NASDAQ Composite® Index declined 24.85%, its worst first half since 1974, and the large-cap weighted Standard & Poor's 500SM Index suffered a loss of 13.16%.

Foreign Stock Markets

The Morgan Stanley Capital InternationalSM Europe, Australasia and Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada - dropped 1.46% during the past six months, a much better showing than most American benchmarks. Canadian stock markets also fared better than their neighbors to the south, as the S&P®/TSX Composite Index had a return of -1.65%. Japan did surprisingly well considering the nation's recent economic woes. The Tokyo Stock Exchange Stock Price Index (TOPIX), a broad measure of the Japanese stock market, rose 9.14%. Meanwhile, the MSCI Emerging Markets Free Index, a gauge of emerging-markets equity performance, shrugged off a weak second quarter to gain 2.07% for the overall six-month period.

U.S. Bond Markets

After a slow start, investment-grade bonds surged forward later in the six-month period. In that time, the Lehman Brothers® Aggregate Bond Index - a proxy for taxable-bond performance - returned 3.79%. Mortgage securities were the best performers in the taxable-bond market, returning 4.51% according to the Lehman Brothers Mortgage-Backed Securities Index. Mortgages benefited when a drop in refinancing activity led to lower volatility and more predictable cash flows. Growing demand for higher-yielding, less interest rate sensitive alternatives to Treasuries paced the return of agency bonds, as the Lehman Brothers U.S. Agency Index gained 4.08%. Corporate bonds, however, struggled with bankruptcies and credit downgrades, and the Lehman Brothers Credit Bond Index advanced only 2.63%, compared to a 3.61% return for the Lehman Brothers Treasury Index. The high-yield bond market faced numerous difficulties, culminating in the second quarter, when the Merrill Lynch High Yield Master II Index - a proxy of the overall high-yield bond market - posted its worst quarterly performance ever. The index lost 5.37% for the overall six-month period.

Foreign Bond Markets

For the past several years, a strong U.S. dollar tempered the performance of government bonds elsewhere in the world. But that situation showed signs of reversing during the past six months, as the dollar, after reaching a 15-year high in February on a trade-weighted basis versus foreign currencies, fell slowly but steadily through the remainder of the period. In response, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - jumped 11.84% during the past six months. That return was more than three times higher than the Lehman Brothers Government Bond Index, a proxy for U.S. government bond performance, which returned 3.78%. Emerging-markets debt, one of the strongest performing asset classes entering the period, carried that momentum through the first quarter of 2002. However, a flat return in April, followed by a disappointing May and June, ate away much of the emerging markets' six-month gains. Still, the J.P. Morgan Emerging Markets Bond Index Global - which measures the debt performance of more than 30 emerging-markets nations - had a positive return for the period, up 0.91%.

Semiannual Report

Fidelity Variable Insurance Products: Value Strategies Portfolio - Initial Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns for Initial Class share will appear once the fund is a year old. In addition, the growth of a hypothetical $10,000 investment in the fund will appear in the fund's next report six months from now.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Variable Insurance Products: Value Strategies Portfolio - Service Class

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns for Service Class share will appear once the fund is a year old. In addition, the growth of a hypothetical $10,000 investment in the fund will appear in the fund's next report six months from now.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Variable Insurance Products: Value Strategies Portfolio - Service Class 2

Performance

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns for Service Class 2 share will appear once the fund is a year old. In addition, the growth of a hypothetical $10,000 investment in the fund will appear in the fund's next report six months from now.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Variable Insurance Products: Value Strategies Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Harris Leviton, Portfolio Manager of the Value Strategies Portfolio

Q. How did the fund perform, Harris?

A. From its inception on February 20, 2002, through June 30, 2002, the fund lagged its benchmark, the Russell Midcap® Value Index, which returned 2.48%. Going forward, we'll look at the fund's performance at six- and 12-month intervals and also compare it to its Lipper peer group average.

Q. What caused the fund to underperform the Russell index since its inception?

A. My valuation analysis led me to undervalued mid-cap names with high growth potential, and I found most of those stocks in the technology and consumer discretionary sectors. Some of these companies have yet to generate earnings, but I've identified value in them from several other perspectives, such as high free cash flow generation, low debt levels, new product cycles and dominant industry positioning. While this strategy hasn't worked out thus far, I'm willing to be patient. Skittish investors fearful of the equity market's extended weakness generally favored more defensive areas during the past four months, including financials, consumer staples, materials and energy, which offered stable earnings growth and made up a larger portion of the index. Investor confidence continually weakened as the period progressed, and the fund's performance followed suit. A number of negative factors - including the uncertain direction of the economy, government investigations of questionable corporate accounting, allegations of analyst stock price manipulation at major brokerage houses, additional terrorist threats and Middle East political unrest - collectively created a challenging backdrop that forced many investors to the sidelines, thereby pressuring stock prices.

Q. Did the weak investment environment factor into your decision-making?

A. Yes, it did. As a value investor, I must be willing to opportunistically step up and purchase growth stocks that fall into our undervalued universe when the stock market tumbles and investors panic. By doing so and remaining patient, my goal is that the fund will be rewarded in the long run.

Q. In addition to the tech and consumer sectors you mentioned, where else did you step up?

A. I found opportunities in the financial sector, where I added regional banks Wachovia and Sovereign Bancorp after each declined to attractive pricing levels. Both companies were emerging from a period of weakness in timely fashion just prior to a potential economic recovery. I also added life insurance stocks Prudential Financial and ACE Ltd., which were inexpensive relative to the industry's improved pricing power. Additionally, a combination of political and economic factors caused unusual weakness in the health care sector, allowing me to buy high-quality drug companies such as Bristol-Myers Squibb and Schering-Plough. The pharmaceutical industry isn't usually an area that a value fund can easily participate in, as these stocks typically carry some of the market's highest valuations. However, a combination of eroding product cycles and regulatory pressure created some opportunities. With the exception of Prudential, none of the investments I've mentioned were significant contributors during the period, but I remained optimistic about their long-term outlooks. Elsewhere, I took profits by either selling or reducing some consumer discretionary holdings, including retailers ShopKo, Claire's Stores and Wet Seal that had risen briskly as a result of the surprising strength of consumer spending.

Q. What was your strategy with respect to technology stocks?

A. Although most of our technology holdings, including Terayon Communications, NMS Communications, Legato Systems, Advanced Micro Devices and Vignette, were underperformers, I held on to these companies because they had unique technologies, improving business fundamentals and low valuations. Despite my conviction, hostile and nondiscriminatory investor sentiment toward this sector - which I believed had washed out in the fourth quarter rally of 2001 - returned and pressured these stocks. I remained confident, though, that the fund eventually would benefit from the upside potential of these positions. One bright spot was Internet business software provider SilverStream Software, which appreciated more than 73% during a single day in June after it agreed to be acquired by networking software maker Novell.

Q. What's your outlook?

A. These are high times for value investors. The recent equity market weakness allowed me to buy higher-quality mid- and large-cap companies that typically I'm reluctant to own. I recently bought some positions in the large-cap arena, where valuations were more attractive, relatively speaking, than anything else in the market. In many cases, the stocks picked up at reduced valuations during these periods of heightened uncertainty are those that can help build a winning portfolio in the long run. Therefore, it's worth noting that when most investors lose confidence, value investors gain confidence.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks capital appreciation

Start date: February 20, 2002

Size: as of June 30, 2002, more than $7 million

Manager: Harris Leviton, since inception; joined Fidelity in 1986

3

Semiannual Report

Fidelity Variable Insurance Products: Value Strategies Portfolio

Investment Summary

Top Five Stocks as of June 30, 2002
% of fund's net assets
Take-Two Interactive Software, Inc.	5.6
Jack in the Box, Inc.	4.3
Tyco International Ltd.	3.3
Jones Apparel Group, Inc.	3.1
WMS Industries, Inc.	2.7
19.0
Top Five Market Sectors as of June 30, 2002
% of fund's net assets
Consumer Discretionary	36.3
Information Technology	24.2
Industrials	11.9
Financials	11.8
Health Care	7.2
Asset Allocation as of June 30, 2002
% of fund's net assets *
Stocks	95.2%
Bonds	1.5%
Short-Term Investments and Net Other Assets	3.3%
* Foreign investments	13.4%

Semiannual Report

Fidelity Variable Insurance Products: Value Strategies Portfolio

Investments June 30, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 94.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 36.0%
Auto Components - 2.4%
American Axle & Manufacturing Holdings, Inc. (a)	3,400	$ 101,116
ArvinMeritor, Inc.	800	19,200
Dura Automotive Systems, Inc. Class A (a)	1,100	22,825
Goodyear Tire & Rubber Co.	300	5,613
Lear Corp. (a)	600	27,750
		176,504
Automobiles - 1.7%
Nissan Motor Co. Ltd.	18,000	124,932
Hotels, Restaurants & Leisure - 10.1%
Jack in the Box, Inc. (a)	9,900	314,820
MGM Mirage, Inc. (a)	3,700	124,875
Mikohn Gaming Corp. (a)	500	2,120
Morton's Restaurant Group, Inc. (a)	1,700	25,636
Park Place Entertainment Corp. (a)	6,900	70,725
WMS Industries, Inc. (a)	15,800	193,550
		731,726
Household Durables - 10.7%
Bassett Furniture Industries, Inc.	500	9,750
Beazer Homes USA, Inc. (a)	2,100	168,000
Centex Corp.	600	34,674
D.R. Horton, Inc.	750	19,523
Lennar Corp.	1,900	116,280
M/I Schottenstein Homes, Inc.	1,800	67,824
Mohawk Industries, Inc. (a)	1,600	98,448
Nintendo Co. Ltd.	1,200	177,113
Whirlpool Corp.	1,300	84,968
		776,580
Leisure Equipment & Products - 1.3%
Midway Games, Inc. (a)	7,700	65,450
Square Co. Ltd. (a)	1,700	33,123
		98,573
Multiline Retail - 0.4%
Kmart Corp. (a)	29,400	30,282
Specialty Retail - 3.6%
Big Dog Holdings, Inc. (a)	4,300	14,319
Borders Group, Inc. (a)	7,400	136,160
Circuit City Stores, Inc. - Circuit City Group	5,800	108,750
		259,229
Textiles Apparel & Luxury Goods - 5.8%
Adidas-Salomon AG	600	49,476
Fossil, Inc. (a)	900	18,504
Jones Apparel Group, Inc. (a)	6,000	225,000

	Shares	Value (Note 1)
Maxwell Shoe Co., Inc. Class A (a)	7,550	$ 119,668
Quaker Fabric Corp. (a)	400	6,200
		418,848
TOTAL CONSUMER DISCRETIONARY		2,616,674
CONSUMER STAPLES - 0.8%
Food Products - 0.5%
Aurora Foods, Inc. (a)	5,400	8,100
Tyson Foods, Inc. Class A	1,600	24,816
		32,916
Personal Products - 0.3%
Nu Skin Enterprises, Inc. Class A	1,600	23,280
TOTAL CONSUMER STAPLES		56,196
FINANCIALS - 11.8%
Banks - 4.9%
Bank of America Corp.	1,000	70,360
BankAtlantic Bancorp, Inc. Class A (non-vtg.)	2,200	27,280
Sovereign Bancorp, Inc.	6,500	97,175
UnionBanCal Corp.	300	14,055
Wachovia Corp.	3,800	145,084
		353,954
Diversified Financials - 1.5%
Charles Schwab Corp.	1,800	20,160
Lehman Brothers Holdings, Inc.	200	12,504
Morgan Stanley	1,800	77,544
		110,208
Insurance - 5.4%
ACE Ltd.	6,000	189,600
MetLife, Inc.	2,900	83,520
Prudential Financial, Inc.	3,700	123,432
		396,552
TOTAL FINANCIALS		860,714
HEALTH CARE - 7.0%
Biotechnology - 0.3%
QLT, Inc. (a)	1,700	21,975
Health Care Equipment & Supplies - 0.6%
Cygnus, Inc. (a)	10,100	21,715
I-Stat Corp. (a)	5,400	19,224
		40,939
Pharmaceuticals - 6.1%
Alpharma, Inc. Class A	4,700	79,806
Bristol-Myers Squibb Co.	1,700	43,690
Elan Corp. PLC sponsored ADR (a)	13,500	73,845
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - continued
Schering-Plough Corp.	3,500	$ 86,100
Watson Pharmaceuticals, Inc. (a)	6,500	164,255
		447,696
TOTAL HEALTH CARE		510,610
INDUSTRIALS - 11.8%
Aerospace & Defense - 0.1%
Goodrich Corp.	300	8,196
Airlines - 0.6%
Delta Air Lines, Inc.	2,100	42,000
Building Products - 2.1%
American Standard Companies, Inc. (a)	1,100	82,610
NCI Building Systems, Inc. (a)	200	3,560
York International Corp.	2,000	67,580
		153,750
Commercial Services & Supplies - 1.8%
Labor Ready, Inc. (a)	1,100	6,435
Manpower, Inc.	1,400	51,450
Vedior NV (Certificaten Van Aandelen)	5,258	72,957
		130,842
Electrical Equipment - 0.1%
TB Wood's Corp.	1,000	8,300
Industrial Conglomerates - 3.3%
Tyco International Ltd.	17,500	236,425
Machinery - 3.1%
Columbus McKinnon Corp.	1,200	10,368
EnPro Industries, Inc. (a)	40	210
Milacron, Inc.	1,800	18,270
Navistar International Corp.	4,900	156,800
Trinity Industries, Inc.	1,900	39,368
		225,016
Road & Rail - 0.7%
Burlington Northern Santa Fe Corp.	900	27,000
Genesee & Wyoming, Inc. Class A (a)	1,000	22,560
		49,560
TOTAL INDUSTRIALS		854,089
INFORMATION TECHNOLOGY - 23.0%
Communications Equipment - 3.9%
ADC Telecommunications, Inc. (a)	4,500	10,305
Cable Design Technologies Corp. (a)	11,500	117,875
Clarent Corp. (a)	8,100	486
Enterasys Networks, Inc. (a)	8,600	15,308
NMS Communications Corp. (a)	6,800	16,524
Performance Technologies, Inc. (a)	7,000	46,410
Redback Networks, Inc. (a)	3,300	5,907

	Shares	Value (Note 1)
Telefonaktiebolaget LM Ericsson AB sponsored ADR (a)	9,000	$ 12,960
Terayon Communication Systems, Inc. (a)	28,500	37,905
Turnstone Systems, Inc. (a)	4,400	19,052
		282,732
Computers & Peripherals - 0.7%
Sun Microsystems, Inc. (a)	9,600	48,096
Electronic Equipment & Instruments - 1.0%
Avnet, Inc.	1,300	28,587
Richardson Electronics Ltd.	1,200	12,876
Solectron Corp. (a)	4,700	28,905
		70,368
Internet Software & Services - 3.9%
Art Technology Group, Inc. (a)	5,600	5,656
Kana Software, Inc. (a)	2,700	10,800
Overture Services, Inc. (a)	1,800	44,964
Primus Knowledge Solutions, Inc. (a)	2,700	2,159
SmartForce PLC sponsored ADR (a)	6,000	20,400
Vignette Corp. (a)	35,300	69,541
Yahoo!, Inc. (a)	9,100	134,316
		287,836
Semiconductor Equipment & Products - 5.6%
Advanced Micro Devices, Inc. (a)	17,200	167,184
Agere Systems, Inc. Class A (a)	5,100	7,140
Atmel Corp. (a)	5,000	31,300
Chartered Semiconductor Manufacturing Ltd. ADR (a)	1,700	34,017
NVIDIA Corp. (a)	100	1,718
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	7,740	100,620
United Microelectronics Corp. sponsored ADR	9,200	67,620
		409,599
Software - 7.9%
Compuware Corp. (a)	5,400	32,778
Eclipsys Corp. (a)	300	1,968
i2 Technologies, Inc. (a)	7,700	11,396
Interplay Entertainment Corp. (a)	4,400	1,672
Legato Systems, Inc. (a)	18,000	64,800
Oracle Corp. (a)	5,000	47,350
Resonate, Inc. (a)	2,200	4,396
Take-Two Interactive Software, Inc. (a)	19,900	409,737
		574,097
TOTAL INFORMATION TECHNOLOGY		1,672,728
MATERIALS - 2.3%
Chemicals - 0.2%
Millennium Chemicals, Inc.	900	12,645
Construction Materials - 1.7%
Centex Construction Products, Inc.	1,100	40,040
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Construction Materials - continued
Martin Marietta Materials, Inc.	700	$ 27,300
Texas Industries, Inc.	1,800	56,682
		124,022
Containers & Packaging - 0.1%
Owens-Illinois, Inc. (a)	700	9,618
Metals & Mining - 0.3%
Rock of Ages Corp. Class A (a)	600	4,254
Steel Dynamics, Inc. (a)	1,000	16,470
		20,724
TOTAL MATERIALS		167,009
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
Covad Communications Group, Inc. (a)	3,200	3,776
ITXC Corp. (a)	500	2,605
Qwest Communications International, Inc.	4,900	13,720
		20,101
UTILITIES - 1.2%
Electric Utilities - 1.2%
FirstEnergy Corp.	2,600	86,788
TOTAL COMMON STOCKS (Cost $7,548,633)		6,844,909
Convertible Preferred Stocks - 1.0%

CONSUMER DISCRETIONARY - 0.3%
Specialty Retail - 0.3%
Toys 'R' Us, Inc. $3.125	400	20,520
UTILITIES - 0.7%
Electric Utilities - 0.7%
TXU Corp. $4.063 PRIDES	1,000	50,450
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $70,222)		70,970
Convertible Bonds - 1.5%
Ratings (unaudited) (b)		Principal Amount
HEALTH CARE - 0.2%
Biotechnology - 0.2%
Alexion Pharmaceuticals, Inc. 5.75% 3/15/07	-	$ 20,000	12,700
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
SPACEHAB, Inc. 8% 10/15/07	-	10,000	4,500

Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
INFORMATION TECHNOLOGY - 1.2%
Communications Equipment - 1.0%
Natural MicroSystems Corp. 5% 10/15/05	-	$ 70,000	$ 46,550
Terayon Communication Systems, Inc. 5% 8/1/07	CCC	50,000	26,500
			73,050
Electronic Equipment & Instruments - 0.2%
Aspect Telecommunications Corp. 0% 8/10/18	CCC+	30,000	10,275
Richardson Electronics Ltd. 8.25% 6/15/06	B3	8,000	7,080
			17,355
TOTAL INFORMATION TECHNOLOGY			90,405
TOTAL CONVERTIBLE BONDS (Cost $115,517)			107,605
Cash Equivalents - 2.6%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.93%, dated 6/28/02 due 7/1/02 (Cost $190,000)	$ 190,031	190,000
TOTAL INVESTMENT PORTFOLIO - 99.3% (Cost $7,924,372)		7,213,484
NET OTHER ASSETS - 0.7%		52,478
NET ASSETS - 100%		$ 7,265,962
Security Type Abbreviations
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
Legend
(a) Non-income producing
(b) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $10,069,556 and $2,476,207, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $242 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	86.6%
Japan	4.5
Bermuda	2.6
Taiwan	2.3
Ireland	1.3
Netherlands	1.0
Others (individually less than 1%)	1.7
100.0%
Income Tax Information

At June 30, 2002, the aggregate cost of investment securities for income tax purposes was $7,962,873. Net unrealized depreciation aggregated $749,389, of which $362,996 related to appreciated investment securities and $1,112,385 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Value Strategies Portfolio

Fidelity Variable Insurance Products: Value Strategies Portfolio

Financial Statements

Statement of Assets and Liabilities

	June 30, 2002 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $190,000) (cost $ 7,924,372) - See accompanying schedule		$ 7,213,484
Cash		7,531
Foreign currency held at value (cost $457)		457
Receivable for investments sold		42,263
Receivable for fund shares sold		84,843
Dividends receivable		2,051
Interest receivable		2,285
Receivable from investment adviser for expense reductions		5,257
Total assets		7,358,171
Liabilities
Payable for investments purchased	$ 70,834
Payable for fund shares redeemed	1,972
Distribution fees payable	1,344
Other payables and accrued expenses	18,059
Total liabilities		92,209
Net Assets		$ 7,265,962
Net Assets consist of:
Paid in capital		$ 7,843,848
Accumulated net investment (loss)		(4,386)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		137,530
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(711,030)
Net Assets		$ 7,265,962
Initial Class: Net Asset Value, offering price and redemption price per share ($1,389,428 ÷ 150,269 shares)		$ 9.25
Service Class: Net Asset Value, offering price and redemption price per share ($2,142,879 ÷ 231,838 shares)		$ 9.24
Service Class 2: Net Asset Value, offering price and redemption price per share ($3,733,655 ÷ 401,250 shares)		$ 9.31

Statement of Operations

	February 20, 2002 (commencement of operations) to June 30, 2002 (Unaudited)
Investment Income
Dividends		$ 10,844
Interest		8,306
Total income		19,150
Expenses
Management fee	$ 12,125
Transfer agent fees	1,799
Distribution fees	3,357
Accounting fees and expenses	21,845
Non-interested trustees' compensation	6
Custodian fees and expenses	6,924
Audit	10,139
Miscellaneous	12
Total expenses before reductions	56,207
Expense reductions	(32,671)	23,536
Net investment income (loss)		(4,386)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	137,242
Foreign currency transactions	288
Total net realized gain (loss)		137,530
Change in net unrealized appreciation (depreciation) on: Investment securities	(710,888)
Assets and liabilities in foreign currencies	(142)
Total change in net unrealized appreciation (depreciation)		(711,030)
Net gain (loss)		(573,500)
Net increase (decrease) in net assets resulting from operations		$ (577,886)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Value Strategies Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

February 20, 2002 (commencement of operations) to June 30, 2002 (Unaudited)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (4,386)
Net realized gain (loss)	137,530
Change in net unrealized appreciation (depreciation)	(711,030)
Net increase (decrease) in net assets resulting from operations	(577,886)
Share transactions - net increase (decrease)	7,843,848
Total increase (decrease) in net assets	7,265,962
Net Assets
End of period (including accumulated net investment loss of $4,386)	$ 7,265,962
Other Information:
Share Transactions	Six months ended June 30, 2002 (Unaudited) A
	Initial Class	Service Class	Service Class 2
Shares Sold	150,272	359,564	409,605
Redeemed	(3)	(127,726)	(8,355)
Net increase (decrease)	150,269	231,838	401,250

Dollars Sold	$ 1,502,809	$ 3,673,372	$ 4,058,962
Redeemed	(30)	(1,315,382)	(75,883)
Net increase (decrease)	$ 1,502,779	$ 2,357,990	$ 3,983,079

A For the period February 20, 2002 (commencement of operations) to June 30, 2002.

See accompanying notes which are an integral part of the financial statements.

Value Strategies Portfolio

Financial Highlights - Initial Class

Six months ended June 30, 2002 F (Unaudited)
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	-
Net realized and unrealized gain (loss)	(.75)
Total from investment operations	(.75)
Net asset value, end of period	$ 9.25
Total Return B,C,D	(7.50)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.52% A
Expenses net of voluntary waivers, if any	1.00% A
Expenses net of all reductions	.99% A
Net investment income (loss)	(.07)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,389
Portfolio turnover rate	118% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period February 20, 2002 (commencement of operations) to June 30, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Six months ended June 30, 2002 F (Unaudited)
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)
Net realized and unrealized gain (loss)	(.75)
Total from investment operations	(.76)
Net asset value, end of period	$ 9.24
Total Return B,C,D	(7.60)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.65% A
Expenses net of voluntary waivers, if any	1.10% A
Expenses net of all reductions	1.09% A
Net investment income (loss)	(.17)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,143
Portfolio turnover rate	118% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period February 20, 2002 (commencement of operations) to June 30, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

Six months ended June 30, 2002 F (Unaudited)
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)
Net realized and unrealized gain (loss)	(.68)
Total from investment operations	(.69)
Net asset value, end of period	$ 9.31
Total Return B,C,D	(6.90)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.82% A
Expenses net of voluntary waivers, if any	1.25% A
Expenses net of all reductions	1.24% A
Net investment income (loss)	(.32)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,734
Portfolio turnover rate	118% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period February 20, 2002 (commencement of operations) to June 30, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Value Strategies Portfolio

Notes to Financial Statements

For the period ended June 30, 2002 (Unaudited)

1. Significant Accounting Policies.

Value Strategies Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products: Value Strategies Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are readily available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales price if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged ..28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 813
Service Class 2	2,544
$ 3,357

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annualized rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 483
Service Class	556
Service Class 2	760
$ 1,799

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Value Strategies Portfolio

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Initial Class	1.00%	$ 8,660
Service Class	1.10%	10,165
Service Class 2	1.25%	13,621
		$ 32,446

Certain security trades were directed to brokers who paid $148 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $77.

7. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the owners of record of 64% of the total outstanding shares of the fund. In addition, three unaffiliated insurance companies were the owners of record of 35% of the total outstanding shares of the fund.

Semiannual Report

Semiannual Report

Value Strategies Portfolio

Semiannual Report

Value Strategies Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VIPVS-SANN-0802 157789
1.774744.100